FREMONT MUTUAL FUNDS, INC.
        ----------------------------------------------------------------------
                                                  Prospectus | March 1, 2003
                                                               as amended
                                                               October 10, 2003

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o    Global Fund
o    International Growth Fund
o    Large Cap Value Fund
o    Large Cap Growth Fund
o    Structured Core Fund
o    U.S. Small Cap Fund
o    U.S. Micro-Cap Fund
o    Real Estate Securities Fund
o    Bond Fund
o    California Intermediate Tax-Free Fund
o    Money Market Fund

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. It is a criminal offense to represent otherwise.

                                  [LOGO]fremont
                                                     FREMONT INVESTMENT ADVISORS

TABLE OF CONTENTS
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FREMONT MUTUAL FUNDS

Detailed descriptions of objectives and principal strategies, main risks, performance, fees, and portfolio management

Global Fund                                                                    2

International Growth Fund                                                      4

Large Cap Value Fund                                                           6

Large Cap Growth Fund                                                          8

Structured Core Fund                                                          10

U.S. Small Cap Fund                                                           12

U.S. Micro-Cap Fund                                                           14

Real Estate Securities Fund                                                   16

Bond Fund                                                                     18

California Intermediate Tax-Free Fund                                         20

Money Market Fund                                                             22

About the Advisor                                                             24


SHAREHOLDER GUIDE

Managing your Fremont account

Types of Accounts                                                             26

How to Invest                                                                 27

How to Sell Your Shares                                                       29

Dividends, Distributions, and Taxes                                           32


APPENDIX

Investment Terms                                                              34

Financial Highlights                                                          36

Fremont's Privacy Statement                                                   43

FREMONT GLOBAL FUND
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OBJECTIVE

The Fremont Global Fund seeks to maximize total return while reducing risk by investing in U.S. and international stocks, bonds, and short-term securities
(cash).

PRINCIPAL STRATEGY

The Fund intends to meet its objective by prudent asset allocation among stocks, bonds (including inflation-linked bonds), and cash (including stock and bond index futures), and through global diversification. The Fund invests in growth and value stocks of all market capitalizations and bonds rated investment grade (Baa/BBB or better) with an average duration between four and seven years. Duration measures how bond prices change in response to interest rate changes.

Normally, the Fund will invest in at least three countries, including the United States.

To determine the allocation to each asset class, Fund management:

o    Develops global economic and financial forecasts.

o Examines financial market valuations to determine the most advantageous mix of stocks, bonds, and cash.

Each  portfolio  manager  selects  individual   securities  based  on  intensive
quantitative and fundamental analysis.

Fund management will normally sell a security when it no longer represents good value, when greater risk/return potential exists in an alternative position, or when the security no longer fits with the strategy of the portfolio.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in both domestic and foreign securities. Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

Investing in any foreign or domestic stock, including stock index futures, carries a degree of risk. Information on foreign companies is often limited, and financial information may be prepared following accounting standards that are different than those used by public companies in the United States. Stock markets move up and down, which can cause temporary or lengthy fluctuations in the value of stocks in the Fund.

Several factors may affect the Fund's investments in bonds or bond index futures; these include: changes in interest rates, the credit-worthiness of the bond issuers, and economic conditions.

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PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns for the past 10 years. The Fund commenced operations on November 18, 1988.

During the period shown in the bar chart, the highest return for a quarter was 15.99% for the quarter ending 12/31/99. The lowest return for a quarter was -11.40% for the quarter ending 9/30/01. The Fund's year-to-date return as of 12/31/02 was -12.98%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

   1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

  19.60%  -4.17%  19.28%  13.97%   9.93%  10.01%  22.35%  -6.60% -10.30%  -12.98

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1 After-tax  returns are  calculated  using the  historical  highest  individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. 2 Does not reflect deductions for fees, expenses or taxes.

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark indices.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

FREMONT GLOBAL FUND

                                        1 Year    5 Years    10 Years
                                      ---------------------------------
Before Taxes                           -12.98%    -0.38%      5.33%

After Taxes
on Distributions1                      -13.20%    -2.54%      2.95%

After Taxes on
Distributions and
Sale of Fund Shares1                    -7.97%    -0.81%      3.57%

MSCI EAFE INDEX2                        1 Year    5 Years    10 Years
                                      ---------------------------------
                                       -15.94%    -2.87%      4.02%

S&P 500(R)INDEX2                        1 Year    5 Years    10 Years
                                      ---------------------------------
                                       -22.09%    -0.58%      9.33%

CITIGROUP NON-U.S. GOV'T. BOND INDEX2   1 Year    5 Years    10 Years
                                      ---------------------------------
                                         6.85%     7.36%      8.56%
LEHMAN BROS. INTERMEDIATE GOV'T./
CORP. BOND INDEX2                       1 Year    5 Years    10 Years
                                      ---------------------------------
                                         9.82%     7.48%      7.07%

(See "Investment Terms" on page 34 for a description of these indices.)

2  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539
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

GLOBAL ASSET ALLOCATION
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Generally,  when  interest  rates  rise,  the value of a bond will  fall.  These factors may lower the values of individual bonds or the entire bond portfolio. Additionally, although inflation-linked bonds seek to perform well in periods of high or rising inflation, in periods of low or flat inflation, they may generate lower returns than traditional bonds.

Because the Fund's portfolio management team actively allocates money among different types of investments, investors are subject to the risk that the team's investment decisions may increase the potential for a loss, especially over short time periods.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
Deducted from Fund assets
Management Fees..........................0.60%
Distribution (12b-1) Fees ................None
Other Expenses ..........................0.35%
   Total Annual Fund
      Operating Expenses.................0.95%

+ The Transfer Agent charges a $10 service fee on wire redemptions.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT GLOBAL FUND
  1 Year    3 Years    5 Years    10 Years
--------------------------------------------
    $97       $303       $525      $1,166

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year and all dividends are reinvested.

o    The Fund's operating expenses remain the same.

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PORTFOLIO MANAGEMENT

The Global Fund is managed by Fremont Investment Advisors' asset allocation team (pictured). The team is responsible for the overall management of the Fund including determining the portion of assets allocated to each portfolio of the Fund. On average, each of the managers has more than 20 years of investment experience.

In addition, six sub-advisors manage portions of the Fund, each with a specific investment focus: Armstrong Shaw Associates, Inc., U.S. Large cap value stocks; Bridgewater Associates, Inc., inflation-linked bonds; Delaware International Advisers, Ltd., international stocks; Jarislowsky Fraser Limited, international stocks; Kern Capital Management LLC, U.S. micro-cap stocks; and Northstar Capital Management, Inc., U.S. large cap growth stocks. For a discussion of the business experience of the portfolio managers and each of these sub-advisors, please turn to page 24.

[PHOTOS]
(Top) E. Douglas Taylor,  Noel DeDora
(Bottom) Albert W.  Kirschbaum,  Alexandra Kinchen

WHY IS A "BENCHMARK" INDEX IMPORTANT?

Every mutual fund has to report its performance compared to a broad-based benchmark, such as the S&P 500 Index. Most often, the index tracks the performance of securities similar to those in which the fund invests.

A benchmark index can help investors judge how a fund has performed compared to an objective standard. When you compare your fund to the benchmark, remember that actively managed funds do not always invest in all the securities contained in an index. Therefore, a fund is likely to perform differently from its benchmark.

WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  3
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FREMONT INTERNATIONAL GROWTH FUND
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OBJECTIVE

The Fremont International Growth Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests primarily in international stocks. Fund management focuses its investments on stocks of international companies that possess superior growth prospects and are reasonably priced at the time of purchase. Although the Fund invests primarily in developed countries, it may invest to some extent in emerging markets.

Normally, Fund management will invest at least 90% of the Fund's total assets in securities of issuers based outside the U.S. The Fund invests primarily in mid to large capitalization foreign stocks and will generally include investments in at least three countries outside the U.S. As of December 31, 2002, the median market cap of the Fund was $25.1 billion.

Fund management uses a fundamental, bottom-up stock selection process that focuses on the following four criteria:

o    The company's industry should be growing faster than the global GDP.

o The company should have sound financials, a clear business plan, and offer products or services that will allow the Fund management team to forecast earnings for three to five years.

o    The company should have proven leaders with successful track records.

o The company's stock should be selling at acceptable valuation relative to current and historical growth rates, industry growth rate, and its peer group.

Fund management will normally sell a security when the company's growth rate is threatened, current valuation levels cannot be justified by future growth, or valuation exceeds short-term prospects.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in foreign stocks. These risks include changing market conditions, economic and political instability, and changes in currency exchange rates. Stock markets move up and down, which can cause temporary or lengthy fluctuations in the value of stocks in the Fund.

Information on foreign companies is often limited, and financial information may be prepared following accounting rules that are different from those used by public companies in the United States. Underdeveloped and developing countries have a greater risk of political and economic instability, which may cause the Fund's investments to exhibit greater price movement and may be harder to sell than investments in more developed markets.

There is the risk that you may lose money on your investment.

--------------------------------------------------------------------------------
PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 26.09% for the quarter ending 12/31/99. The lowest return for a quarter was -20.13% for the quarter ending 9/30/01. The Fund's year-to-date return as of 12/31/02 was -22.04%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

 1995    1996    1997    1998    1999    2000    2001    2002

7.21%  13.01%  -8.38%   9.81%  57.30% -22.72% -24.14% -22.04%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

FREMONT INTERNATIONAL GROWTH FUND+
                                                              Since
                                                            Inception
                                       1 Year     5 Years     3/1/94
                                      -------------------------------
Before Taxes                           -22.04%    -4.62%     -1.83%

After Taxes
on Distributions1                      -22.58%    -5.75%     -2.57%

After Taxes on
Distributions and
Sale of Fund Shares1                   -13.53%    -3.45%     -1.36%

MSCI EAFE INDEX (Does not reflect
deductions for fees, expenses or taxes.)
                                                              Since
                                       1 Year     5 Years     3/1/94
                                      -------------------------------
                                       -15.94%    -2.87%      0.38%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. + Jarislowsky Fraser Limited began managing the Fund on June 28, 2002.

4  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539
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

INTERNATIONAL GROWTH
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (30 days)................2.00%+

ANNUAL FUND OPERATING EXPENSES
   Deducted from Fund assets

Management Fees.........................1.00%
Distribution (12b-1) Fees................None
Other Expenses..........................0.99%
   Total Annual Fund
      Operating Expenses................1.99%
   Less: Fees waived and
      Reimbursed++......................0.49%
Net Operating Expenses..................1.50%

+ You will be charged a 2% fee if you redeem shares of the Fund within 30 days of purchase. The Transfer Agent charges a $10 service fee on wire redemptions.
++ The Advisor is indefinitely obligated by contract to limit the Fund's expenses to 1.50%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT INTERNATIONAL GROWTH FUND

  1 Year    3 Years    5 Years    10 Years
--------------------------------------------
   $153       $474       $818      $1,791

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year and all dividends are reinvested.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The Fremont International Growth Fund is managed by Sub-Advisor, Jarislowsky Fraser Limited ("JFL"). JFL, founded in 1955, manages global assets for institutional and non-institutional clients. As of December 31, 2002, JFL managed over $22.9 billion in assets.

JFL's Investment Strategy Committee is responsible for the portfolio management of the Fund. The Committee's members include: Stephen A. Jarislowsky; Len Racioppo, CFA; Michel C. Brutti, CFA; F. Joseph Sirdevan, CFA; D.S. (Kim) Kertland; Robert MacFarland, CFA; Kim White, CFA; and Jacques Nolin. The members of the Committee have an average of 20 years of investment experience.

[PHOTOS]
Michel C. Brutti, D.S. (Kim) Kertland

WHAT ARE THE BENEFITS OF A TEAM MANAGEMENT APPROACH?

Fund management believes that the team management approach allows:

o    Group discussion and evaluation of investments.

o Managers to focus on business sectors that are within their area of expertise.

o Close monitoring of every stock in the portfolio by the person who knows it best.

WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  5
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

FREMONT LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont Large Cap Value Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests in undervalued stocks of large U.S. corporations. Under normal conditions, the Fund will hold approximately 60-80 stocks.. At any time, the Fund may hold more or fewer stocks depending on market conditions or asset flows. As of December 31, 2002, the median market cap of the Fund was $53.0 billion.

Normally, the Fund will invest at least 80% of its total assets in these U.S. large cap stocks. The Fund's policy of investing 80% of its assets in U.S. large cap companies may be changed only upon 60 days' written notice to shareholders..

Fund management follows their Relative Value Strategy to select stocks for the portfolio.

First, Fund management applies a quantitative model to identify undervalued stocks with positive earnings revisions .

Next, they conduct qualitative due diligence on stocks thant ranked well based on their quantitative model.

Stocks are normally sold when the model ranks a stock poorly or when Fund management loses conviction in a company's fundamentals..

Although the Fremont Large Cap Value Fund is structured as a non-diversified Fund, it is likely that most of the time the portfolio will be diversified.

MAIN RISKS

The Fund is designed for investors who understand the risk of investing in stocks and realize that the value of the Fund's investments and its shares may decline due to a drop in the stock markets. These changes may occur over long or short periods of time, and may cause the Fund's shares to be worth less than they were at the time of purchase.

Because the Fund's portfolio managers actively buy and sell securities of the Fund, investors are subject to the risk that the investment decisions may increase the potential for a loss, especially over short periods.

--------------------------------------------------------------------------------
PERFORMANCE

The information below shows the risks of investing the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 11.83% for the quarter ending 12/31/02. The lowest return for a quarter was -20.77% for the quarter ending 9/30/02. The Fund's year-to-date return as of 12/31/02 was -28.71%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

  2001     2002

-15.58%  -28.71%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED DECEMBER 31, 2002
FREMONT LARGE CAP VALUE FUND+

                                              Since Inception
                                       1 Year     12/29/00
                                      --------------------------
Before Taxes                           -28.71%     -22.38%

After Taxes
on Distributions1                      -28.79%     -22.39%

After Taxes on
Distributions and
Sale of Fund Shares1                   -17.63%     -17.41%

Russell 1000 Value
Index (Does not
reflect deductions
for fees, expenses
or taxes.)
                                                    Since
                                       1 Year     12/29/00
                                      --------------------------
                                       -15.53%      -10.70%

S&P 500 INDEX
(Does not reflect
deductions for fees,
expenses or taxes.)
                                                    Since
                                       1 Year     12/29/00
                                      --------------------------
                                       -22.09%      -17.11%

Effective March 31, 2003, the Fund changed its benchmark index from the S&P 500 Index to the Russell 1000 Value Index. The Advisor believes that the Russell 1000 Value Index more closely represents the manager's value-oriented style. For comparison purposes, both indexes are shown to the right. (See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
+Alliance Capital Management LP began managing the Fund on March 31, 2003.

6  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539
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

VALUE
--------------------------------------------------------------------------------

As a non-diversified fund, the Fund may make larger investments in individual companies. Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None) +

ANNUAL FUND OPERATING EXPENSES
   Deducted from Fund assets

Management Fees.........................0.75%
Distribution (12b-1) Fees................None
Other Expenses..........................0.70%
   Total Annual Fund
      Operating Expenses................1.45%
   Less: Fees waived and
      Reimbursed++......................0.25%
Net Operating Expenses..................1.20%

+    The Transfer Agent charges a $10 service fee on wire redemptions.
++ The Advisor is indefinitely obligated by contract to limit the Fund's expenses to 1.20%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT NEW ERA VALUE FUND

  1 Year    3 Years    5 Years    10 Years
--------------------------------------------
   $122       $381       $660      $1,455

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year and all dividends are reinvested.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The Fremont Large Cap Value Fund is managed by Sub-Advisor, Alliance Capital Management LP, ("AllianceBernstein").

As of December 31, 2002, AllianceBernstein managed $387 billion in assets. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high net worth individuals worldwide.

The Fund is managed by AllianceBernstein's five-member Relative Value Portfolio Management Team. The team includes: Paul Rissman, executive vice president, Frank Caruso, senior vice president, Aryeh Glatter, senior vice president, Susanne Lent, senior vice president, and Craig Ayers, vice president. The members of the team have an average of 13 years of industry experience.

[PHOTOS]
(TOP) Paul C. Rissman,  Frank Caruso, Aryeh Glatter
(BOTTOM) Susanne Lent, Craig Ayers

WHEN IS A STOCK CONSIDERED TO BE UNDERVALUED?

A company's stock may be considered undervalued when its price is lower than the industry average. Fund managers use various valuation models to determine the relative value of each stock they purchase.

WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  7
--------------------------------------------------------------------------------

FREMONT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont Large Cap Growth Fund (formerly Fremont New Era Growth Fund) seeks long-term capital appreciation.

PRINCIPAL STRATEGY

Normally, the Fund will invest at least 80% of its assets in a concentrated selection of common stocks of large U.S. companies. The Fund's policy of investing 80% of its assets in U.S. large cap companies may be changed only upon 60 days' written notice to shareholders. As of December 31, 2002, the median market cap of the Fund was $34.0 billion.

Fund management utilizes a fundamental and analytical approach to security selection. The Fund's investment process incorporates a modernized investment methodology.

When selecting stocks Fund management seeks to identify companies that they believe demonstrate most, if not all, of the following characteristics:

o    A history of above-average earnings growth.

o    Higher than average projected earnings growth.

o    Relatively attractive valuations.

o    Higher than average return on equity.

Once they have identified stocks that pass these fundamental hurdles, they focus on investment intangibles such as quality of products and services, marketing prowess and management strength. Companies possessing a high number of these subjective factors are shaped into a portfolio of 25 to 35 stocks.

Fund management will normally sell a security when the company's fundamentals begin to deteriorate or superior opportunities arise in an alternative security.

MAIN RISKS

The Fund is designed for investors who understand the risk of investing in stocks and realize that the value of the Fund's investments and its shares may decline due to a drop in the stock markets. These changes may occur over long or short periods of time, and may cause the Fund's shares to be worth less than they were at the time of purchase.

As a non-diversified fund, the Fund may make larger investments in individual companies and, as each stock carries a higher weighting within the portfolio, the value of the portfolio as a whole can be greatly affected by declines in the value of a single stock. Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform

--------------------------------------------------------------------------------
PERFORMANCE

The information below shows the risks of investing the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was -3.76% for the quarter ending 12/31/02. The lowest return for a quarter was -12.68% for the quarter ending 9/30/02. The Fund's year-to-date return as of 12/31/02 was -25.80%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

2002 -25.80%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED DECEMBER 31, 2002

FREMONT LARGE CAP GROWTH FUND
                                                   Since
                                                 Inception
                                       1 Year     12/31/01
                                      ---------------------
Before Taxes                           -25.80%     -25.80%

After Taxes
on Distributions1                      -25.80%     -25.80%

After Taxes on
Distributions and
Sale of Fund Shares1                   -15.84%     -15.84%

S&P 500 INDEX (Does
not reflect deductions
for fees, expenses
or taxes.)
                                                   Since
                                       1 Year     12/31/01
                                      ---------------------
                                       -22.09%     -22.09%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

8  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.548.4539
--------------------------------------------------------------------------------

GROWTH
--------------------------------------------------------------------------------

differently from the value of the market as a whole.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
   Deducted from Fund assets

Management Fees.........................0.95%
Distribution (12b-1) Fees................None
Other Expenses++........................4.15%
   Total Annual Fund
      Operating Expenses................5.10%
   Less: Fees waived and
      Reimbursed+++.....................3.70%
Net Operating Expenses..................1.40%

+    The Transfer Agent charges a $10 service fee on wire redemptions.
++   Based on estimated amounts for the current year.
+++ The Advisor is indefinitely obligated by contract to limit the Fund's expenses to 1.40%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT NEW ERA GROWTH FUND

  1 Year    3 Years    5 Years    10 Years
--------------------------------------------
   $143       $443       $766      $1,680

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year and all dividends are reinvested.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The Fremont New Era Growth Fund is managed by Sub-Advisor, Northstar Capital Management, Inc. (Northstar). Northstar provides investment advisory services to institutional and non-institutional clients through its separate account management services. As of December 31, 2002, Northstar managed over $460 million in assets.

The Fund is team managed by H. Kent Mergler, CFA, CIC, president and Stephen K. Mergler, JD, vice president, Robert G. Jacobson, senior vice president, and Peter V. Van Beuren, senior vice president. The members of the team have an average of 28 years of investment experience.

[PHOTOS]
H. Kent Mergler, CFA Stephen K. Mergler

GROWTH STOCKS VERSUS VALUE STOCKS

"Growth stocks" are publicly traded companies whose earnings are growing and expected to grow at an above average rate compared to other stocks in their category. "Value stock" companies may have relatively high earnings but low stock prices because of internal or external factors or investor misperception about the future of the company.

WWW.FREMONTFUNDS.COM                                     FREMONT MUTUAL FUNDS  9
--------------------------------------------------------------------------------

FREMONT STRUCTURED CORE FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont Structured Core Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests in the stocks of large U.S. companies. As of December 31, 2002, the median market cap of the Fund was $53.0 billion. Normally, the Fund will invest at least 65% of its total assets in these large cap stocks.

With the help of quantitative analysis, Fund management seeks "growth at a reasonable price," meaning they look for stocks with superior growth prospects that are also good values. Their goal is to provide investors with a core holding through a diversified portfolio with both growth potential and minimal risk.

When implementing this structured investment strategy, Fund management:

o Uses a sophisticated computer model to evaluate approximately 2,000 of the largest U.S.companies.

o Identifies stocks that are relatively inexpensive and have rising earnings expectations.

o    Aims to keep the portfolio turnover rate below the industry average.

Fund management will normally sell a security when:

o    It is no longer reasonably priced,

o Lower earnings growth forecasts negatively impact a stock's long-term growth potential, or

o    The stock substantially increases portfolio risk relative to the S&P 500.

MAIN RISKS

The Fund is designed for investors who understand the risks of investing in stocks and realize that the value of the Fund's investments and its shares may decline due to a drop in the U.S. stock markets. These changes may occur over long and short periods of time, and may cause the Fund's shares to be worth less than they were at the time of purchase.

The Fund intends to purchase stocks for the long term. However, sudden changes in the valuation, growth expecta-tions, or risk characteristics, may cause the Fund to sell stocks after only a short holding period.

There is the risk that you may lose money on your investment.

--------------------------------------------------------------------------------
PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 22.13% for the quarter ending 12/31/98. The lowest return for a quarter was -17.28% for the quarter ending 9/30/02. The Fund's year-to-date return as of 12/31/02 was -24.26%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

6.41%   0.41%  33.60%  25.10%  28.96%  15.88%  17.19%  -8.14% -13.49% -24.26%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

FREMONT STRUCTURED CORE FUND

                                        1 Year    5 Years   10 Years
                                      -------------------------------
Before Taxes                           -24.26%    -3.95%      6.64%

After Taxes on
Distributions1                         -24.53%    -5.77%      4.06%

After Taxes on
Distributions and
Sale of Fund Shares1                   -14.89%    -3.16%      4.79%

S&P 500 INDEX (Does not
reflect deductions for
fees, expenses or taxes.)

                                        1 Year    5 Years   10 Years
                                      -------------------------------
                                       -22.09%    -0.58%      9.33%

(See "Investment Terms" on page 34 for a description of the index.)

--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

10  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539
--------------------------------------------------------------------------------

GROWTH/VALUE
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

Annual Fund Operating Expenses
   Deducted from Fund assets

Management Fees.........................0.35%
Distribution (12b-1) Fees ...............None
Other Expenses..........................0.51%
   Total Annual Fund
      Operating Expenses................0.86%

+ The Transfer Agent charges a $10 service fee on wire redemptions.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT STRUCTURED CORE FUND

  1 Year    3 Years    5 Years    10 Years
--------------------------------------------
  $88       $274        $477      $1,061

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year and all dividends are reinvested.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The Fremont Structured Core Fund is managed by Fremont Investment Advisors, Inc. Debra L. McNeill, CFA, vice president, is the portfolio manager of the Fund.

Ms. McNeill has been with the Advisor since 1996.

WHAT DO YOU MEAN BY "GROWTH AT A REASONABLE PRICE"?

Looking for "growth at a reasonable price" is one of several different approaches fund managers can use to help them pick which stocks to include in their portfolio. The Structured Core Fund's manager uses this approach to look for stocks for which she can answer "yes" to the following two questions:

o    Does the stock show signs of superior growth?

o Is the stock available at an attractive price relative to its long-term appreciation potential?

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  11
--------------------------------------------------------------------------------

FREMONT U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont U.S. Small Cap Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests primarily in the common and and preferred stocks of U.S. small cap companies. These companies generally have market capitalizations of between $50 million and $1.5 billion at the time of initial purchase. Normally, the Fund will invest at least 80% of its assets in U.S. small cap stocks. The Fund generally focuses on growing companies that are selling at attractive valuations. The Fund's policy of investing 80% of its assets in U.S. small cap companies may be changed only upon 60 days' written notice to shareholders. The Fund generally focuses on growing companies that are selling at attractive valuations. Fund management is committed to keeping a small cap focus for the overall portfolio, but it is not obligated to sell a security that has appreciated beyond the small capitalization range.

Fund management utilizes a fundamental, bottom-up process to identify companies:

o Which demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages.

o    That have strong, experienced management teams.

o Whose stock is selling at reasonable valuations that Fund management believes have the potential to appreciate in price by 25-50% within the next 12-18 months.

Fund management diversifies the Fund's portfolio by applying sector and security weighting limitations. Generally, the Fund will not invest more than 5% of assets in any one security.

Fund management will normally sell a security when:

o    it no longer meets the Fund's investment criteria:

o they believe the company issuing the security is unable to sustain a competitive advantage;

o    they anticipate a deterioration in the company's fundamentals;

o    or they determine that the security is overvalued.

MAIN RISKS

This Fund is designed for investors who are willing to accept the risks of investing in small company stocks and initial public offerings. These risks include a relatively short earnings history, competitive conditions, and a reliance on a limited number of products.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many small companies are traded on the over-the-counter (OTC)

--------------------------------------------------------------------------------
PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 62.16% for the quarter ending 12/31/99. The lowest return for a quarter was -33.76% for the quarter ending 9/31/01. The Fund's year-to-date return as of 12/31/02 was -39.88%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

  1998     1999     2000     2001     2002

 17.63%  125.23%  -26.86%  -13.24%  -39.88%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

FREMONT U.S. SMALL CAP FUND+

                                                              Since
                                                            Inception
                                       1 Year     5 Years     9/24/97
                                      -------------------------------
Before Taxes                           -39.88%     0.21%     -0.66%

After Taxes
on Distributions1                      -39.88%    -0.97%     -1.79%

After Taxes on
Distributions and
Sale of Fund Shares1                   -24.48%     0.40%     -0.32%

RUSSELL 2000 GROWTH
INDEX (Does not reflect
deductions for fees,
expenses or taxes.)
                                                               Since
                                       1 Year     5 Years     9/24/97
                                      ------------------------------
                                       -30.26%    -6.59%     -15.63%

RUSSELL 2000 INDEX (Does
not reflect deductions
for fees, expenses or
taxes.)
                                                               Since
                                       1 Year     5 Years     9/24/97
                                      ------------------------------
                                       -20.48%    -1.36%     -1.74%

(See "Investment Terms" on page 34 for a description of the index.)
Effective March 1, 2003, the Fund changed its benchmark index from the Russell 2000 Index to the Russell 2000 Growth Index. The Advisor believes that the Russell 2000 Growth Index more closely represents the manager's growth-oriented style. For comparison purposes, both indexes are shown to the right.
--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

+ TimesSquare Capital Management, Inc. began managing the Fund on December 31, 2002.

12  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539
--------------------------------------------------------------------------------

AGGRESSIVE GROWTH
--------------------------------------------------------------------------------

market rather than on the New York or American Stock Exchanges. Sometimes buyers and sellers of these stocks are dif-ficult to find. As a result, the value of the Fund's investments, and its shares, may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
   Deducted from Fund assets

Management Fees.........................1.00%
Distribution (12b-1) Fees................None
Other Expenses..........................0.88%
   Total Annual Fund
      Operating Expenses................1.88%
   Less: Fees waived and
      Reimbursed++......................0.28%
Net Operating Expenses..................1.60%

+    The Transfer Agent charges a $10 service fee on wire redemptions.
++ The Advisor is indefinitely obligated by contract to limit the Fund's expenses to 1.60%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT U.S. SMALL CAP FUND

  1 Year    3 Years    5 Years    10 Years
--------------------------------------------
   $163       $505       $871      $1,900

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year and all dividends are reinvested.

o    The Fund's operating expenses remain the same.

The Board of Directors of the Fremont Funds has determined that it is in the best interest of the shareholders to close the U.S. Small Cap Fund when the Fund's total assets reach approximately $100 million. For additional information, please see page 25.
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The Fremont U.S. Small Cap Fund is managed by Sub-Advisor, TimesSquare Capital Management, Inc. ("TimesSquare"). TimesSquare is a multi-asset class investment manager providing services to public and corporate funds, endowments and foundations, retirement plans and other institutional accounts. As of December 31, 2002, TimesSquare managed over $44.4 billion in assets.

The Fund is co-managed by Yvette C. Bockstein and Grant R. Babyak. Ms. Bockstein is a managing director and portfolio manager with over 36 years of investment experience. Prior to joining TimesSquare in 2000, Ms. Bockstein served as a portfolio manager of Fiduciary Trust Company International, which she joined in 1978. Mr. Babyak is a managing director and portfolio manager with over 14 years of investment experience. Prior to joining TimesSquare in 2000, Mr. Babyak served as a portfolio manager of Fiduciary Trust Company International, which he joined in 1996.

WHAT IS A "SMALL CAP" STOCK?

Generally, a small cap stock is one with a market capitalization of $1.5 billion or less. The outstanding companies in this asset class are often characterized as fast-growing and recognized for their innovation and superior growth potential.

Small cap companies tend to have limited earnings histories and may rely on one or a limited number of products. Their stock prices may also be more volatile then those of larger, more established companies.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  13
--------------------------------------------------------------------------------

FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont U.S. Micro-Cap Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests in stocks of U.S. micro-cap companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. exchanges or over-the-counter.

Normally, the Fund will invest at least 80% of its assets in U.S. micro-cap stocks. The Fund's policy of investing 80% of its assets in U.S. micro-cap companies may be changed only upon 60 days' written notice to shareholders. Fund management is committed to keeping a micro-cap focus for the overall portfolio, but is not obligated to sell a security that has appreciated beyond the micro-cap capitalization range.

Fund management seeks to identify companies early in their growth cycle. Emphasis is placed on those companies possessing a variety of characteristics, such as a leading market position, an entrepreneurial management team, and a focused business plan. They may also consider companies whose growth potential has been enhanced by new products, new market opportunities, or new management. To select stocks, Fund management:

o Focuses on business sectors where they believe the level of innovation is greatest, such as technology, health care, consumer, and services.

o Uses fundamental analysis to identify small, relatively unknown companies that exhibit the potential to become much larger and more successful.

o    Meets with corporate managers to discuss business plans and strategies.

Fund management will normally sell a security when the company's fundamentals begin to deteriorate or its stock has become over-valued. Based on their judgement, they may sell some or all of a position to adjust a stock's overall weighting in the portfolio.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in micro-cap companies. These risks may include a relatively short earnings history, competitive conditions, less publicly available corporate information, and a reliance on a limited number of products.

Since these companies may still be dominated by their founder, they may lack depth of managerial talent.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many micro-cap companies are traded on the over-the-counter (OTC)

--------------------------------------------------------------------------------
PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 49.70% for the quarter ending 12/31/99. The lowest return for a quarter was -29.02% for the quarter ending 9/30/98. The Fund's year-to-date return as of 12/31/02 was -32.91%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

  1995     1996     1997     1998     1999     2000     2001     2002

 54.04%   48.70%    6.99%    2.86%   129.50% -10.62%    5.28%  -32.91%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

FREMONT U.S. MICRO-CAP FUND
                                                              Since
                                                            Inception
                                       1 Year     5 Years    6/30/94
                                      ---------------------------------
Before Taxes                           -32.91%     8.31%     16.66%

After Taxes
on Distributions1                      -32.91%     5.01%     13.65%

After Taxes
on Distributions and
Sale of Fund Shares1                   -20.21%     5.84%     13.25%

RUSSELL 2000 GROWTH
INDEX (Does not reflect
deductions for fees,
expenses or taxes.)
                                                              Since
                                       1 Year     5 Years    6/30/94
                                      ---------------------------------
                                       -30.26%    -6.59%      2.87%

RUSSELL 2000 INDEX (Does
not reflect deductions
for fees, expenses or
taxes.)
                                                              Since
                                       1 Year     5 Years    6/30/94
                                      ---------------------------------
                                       -20.48%    -1.36%      7.12%

(See "Investment Terms" on page 34 for a description of the index.)
Effective March 1, 2003, the Fund changed its benchmark index from the Russell 2000 Index to the Russell 2000 Growth Index. The Advisor believes that the Russell 2000 Growth Index more closely represents the manager's growth-oriented style. For comparison purposes, both indexes are shown to the right.
--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

14  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539
--------------------------------------------------------------------------------

AGGRESSIVE GROWTH
--------------------------------------------------------------------------------

market rather than on the New York or American Stock Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund's investments and its shares may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
   Deducted from Fund assets

Management Fees++.......................1.61%
Distribution (12b-1) Fees................None
Other Expenses...........................None
   Total Annual Fund
      Operating Expenses................1.61%

+    The Transfer Agent charges a $10 service fee on wire redemptions.
++ The Advisor receives a single management fee from the Fund and is obligated to pay all Fund expenses except extraordinary expenses and interest, brokerage commissions, and other transaction charges relating to the Fund's investment activities. Pursuant to the Investment Advisory Agreement, the Fund will pay an advisory fee of 2.50% on the first $30 million, 2.00% on the next $70 million, and 1.50% on average daily net assets over $100 million.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT U.S. MICRO-CAP FUND

  1 Year    3 Years    5 Years    10 Years
--------------------------------------------
   $164       $508       $876      $1,911

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year and all dividends are reinvested.

o    The Fund's operating expenses remain the same.

The U.S. Micro-Cap Fund is currently closed to new investors. For additional information, please see page 25.
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The Fremont U.S. Micro-Cap Fund is managed by Sub-Advisor, Kern Capital Management LLC (KCM). KCM was founded in 1997 by Robert E. Kern Jr., CEO, and David G. Kern, president. As of December 31, 2002, KCM managed over $1.1 billion in assets.

Bob Kern has been the lead portfolio manager of the Fund since its inception in 1994. The Fund is co-managed by David Kern, CFA.

The Fund's four senior investment managers (Bob Kern, David Kern, Gregory A. Weaver, CFA and Stephen F. Roseman) are responsible for investment research and selection of individual portfolio investments within their respective sectors of expertise.

Greg Weaver, senior vice president, joined KCM in 1997 as senior research analyst and became a senior investment manager for the Fund in 2001.

Stephen Roseman, senior vice president, joined KCM in 2003. From 1997 to 2003 he was employed by OppenheimerFunds, most recently as senior equity analyst for the Oppenheimer Discovery Fund.

WHAT IS A "MICRO-CAP" STOCK?

A "micro-cap" stock has a total stock market capitalization that places it among the smallest 5% of publicly traded companies in the United States. As of December 31, 2002, the market capitalizations of these companies ranged from $10 million to $569 million.

The Fund's investment universe represents the least efficient segment of the equities market and is a breeding ground for entrepreneurial companies. Micro-cap companies typically receive less Wall Street research coverage than larger public companies. The key to successful micro-cap investing is identifying these up-and-coming companies before they are recognized by others.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  15
--------------------------------------------------------------------------------

FREMONT REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont Real Estate Securities Fund seeks a combination of income and long-term capital appreciation.

PRINCIPAL STRATEGY

The Fund invests in stocks of companies principally engaged (derive at least 50% of their revenue or have at least 50% of their assets) in the real estate industry, including Real Estate Investment Trusts (REITs). Normally, the Fund will invest at least 80% of its assets in these types of companies of all sizes. The Fund's policy of investing 80% of its assets in companies principally engaged in the real estate industry may be changed only upon 60 days' written notice to shareholders.

Fund management believes that the commercial real estate industry is in the early stages of a major transformation. Many privately held real estate empires are being replaced by financially strong, well-managed, publicly traded companies which own and operate commercial property throughout the U.S.

In seeking its objective, Fund management carefully:

o Monitors factors such as real estate trends and industry fundamentals of the different real estate sectors including office, apartment, retail, hotel, and industrial.

o Selects stocks by evaluating each company's real estate value, quality of its assets, and management record for improving earnings and increasing asset value--relative to other publicly traded real estate companies.

Fund management will normally sell a stock when it appreciates to a premium to the underlying real estate value, or the anticipated return is not sufficient compared to the risk of continued ownership.

MAIN RISKS

Since the Fund invests in stocks issued by real estate companies, investors are subject to the risk that the real estate sector of the market, as well as the overall stock market, could decline.

There is also the risk that real estate stocks could be adversely affected by events such as rising interest rates or changes in income tax regulations. The Fund may invest in small capitalization REITs that can change rapidly in price.

As a non-diversified fund, the Fund may make larger investments in individual companies. Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

There is the risk that you may lose money on your investment.

--------------------------------------------------------------------------------
PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 15.33% for the quarter ending 6/30/99. The lowest return for a quarter was -11.72% for the quarter ending 9/30/98. The Fund's year-to-date return as of 12/31/02 was 1.96%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

  1998     1999     2000     2001     2002

-17.75%    2.28%   11.23%   14.32%    1.96%

--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. 2 Does not reflect deductions for fees, expenses or taxes. + Lend Lease Rosen began managing the Fund on March 16, 2001.
2. Does not reflect deductions for fees, expenses or taxes. + Lend Lease Rosen began managing the Fund on March 16, 2001.

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

FREMONT REAL ESTATE SECURITIES FUND+

                                                             Since
                                                           Inception
                                       1 Year     5 Years   12/31/97
                                      ------------------------------
Before Taxes                             1.96%     1.75%      1.75%

After Taxes
on Distributions1                        0.52%     0.20%      0.20%

After Taxes on
Distributions and
Sale of Fund Shares1                     1.21%     0.59%      0.59%

S&P 500 INDEX2
                                                             Since
                                       1 Year     5 Years  12/31/97
                                      ------------------------------
                                       -22.09%    -0.58%     -0.58%

WILSHIRE REIT INDEX2
                                                             Since
                                       1 Year     5 Years  12/31/97
                                      ------------------------------
                                         3.59%     4.28%      4.28%

(See "Investment Terms" on page 34 for a description of the indices.)

16  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539
--------------------------------------------------------------------------------

GROWTH, INCOME, AND DIVERSIFICATION
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

Annual Fund Operating Expenses
   Deducted from Fund assets

Management Fees.........................0.85%
Distribution (12b-1) Fees................None
Other Expenses..........................0.77%
   Total Annual Fund
      Operating Expenses................1.62%
   Less: Fees waived
      and Reimbursed++..................0.12%
Net Operating Expenses..................1.50%

+    The Transfer Agent charges a $10 service fee on wire redemptions.
++ The Advisor is indefinitely obligated by contract to limit the Fund's expenses to 1.50%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT REAL ESTATE SECURITIES FUND

  1 Year    3 Years    5 Years    10 Years
--------------------------------------------
   $153       $474       $818      $1,791

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year and all dividends are reinvested.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The Fremont Real Estate Securities Fund is managed by Sub-Advisor, Lend Lease Rosen Real Estate Securities LLC ("Lend Lease Rosen").

Lend Lease Rosen provides institutional investors and high net worth individuals with a research-driven approach to Real Estate Investment Trust (REIT) investments. As of December 31, 2002, the company managed $1.9 billion in separate accounts and commingled funds.

Dr. Kenneth T. Rosen, chairman, and Michael A. Torres, chief executive officer, are co-managers of the Fund.

Dr. Rosen has over 30 years of real estate research experience, focusing on quantitatively based regional economic and property market forecasts. Mr. Torres joined Lend Lease Rosen in 1995 and has over 16 years of real estate and securities research experience.

[PHOTO]
Dr. Kenneth T. Rosen Michael A. Torres

WHAT IS A "REIT"?

A Real Estate Investment Trust or "REIT" (pronounced reet) is a corporation or business trust that owns, manages and develops pools of properties--from apartments and office buildings to self-storage facilities--for the benefit of investors. Like a stock, publicly traded REIT shares are traded freely and may be listed on a major stock exchange.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  17
--------------------------------------------------------------------------------

FREMONT BOND FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont Bond Fund seeks to maximize total return consistent with the preservation of capital.

PRINCIPAL STRATEGY

The Fund invests in debt securities such as corporate, mortgage-backed, international, and government bonds. Normally, the Fund will invest at least 80% of its net assets (including borrowing for investment purposes) in these types of bonds. The Fund's policy of investing 80% of its assets in these types of bonds may be changed only upon 60 days' written notice to shareholders.

In its effort to provide consistently attractive returns, Fund management:

o Focuses on three- to five-year economic, demographic, and political forecasts to identify long-term interest rate trends.

o    Annually   updates  its   long-term   outlook  by   determining  a  general
     maturity/duration range for the portfolio in relation to the market.

o Manages duration to help control risk. The Fund seeks to maintain an average duration of three to six years.

o Invests primarily in securities rated investment grade (Baa/BBB or better) by Moody's or Standard & Poor's, or those of comparable quality.

Fund management will normally sell a security when it no longer represents good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits with the strategy of the portfolio.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in corporate, mortgage-backed, and government bonds. The Fund's investments are subject to the following risks:

o INTEREST RATE RISK - Bonds are subject to changes in value resulting from changes in interest rates. Generally, as interest rates rise, the value of a bond will fall. Interest rate changes normally have a greater effect on prices of long term bonds than short term bonds.

o CREDIT RISK - The bond issuer may be unable to make timely interest or principal payments. This credit risk also extends to bonds issued by foreign governments.

o FOREIGN INVESTING RISK - Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

o CURRENCY RISK - A Fund's portfolio may be affected by a change in the rate of exchange from local currencies to U.S. dollars.

--------------------------------------------------------------------------------
PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 6.38% for the quarter ending 6/30/95. The lowest return for a quarter was -2.78% for the quarter ending 3/31/94. The Fund's year-to-date return as of 12/31/02 was 9.78%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

  1994     1995     1996     1997     1998     1999     2000     2001     2002

 -4.01%   21.24%    5.22%    9.71%    9.99%   -1.24%   12.77%    9.77%   9.78%

--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

FREMONT BOND FUND
                                                              Since
                                                            Inception
                                       1 Year     5 Years    4/30/93
                                      ---------------------------------
Before Taxes                             9.78%     8.10%      7.81%

After Taxes
on Distributions1                        7.29%     5.19%      4.93%

After Taxes on
Distributions and
Sale of Fund Shares1                     6.09%     5.07%      4.85%

LEHMAN BROS. AGGREGATE BOND INDEX
(Does not reflect deductions for
fees, expenses or taxes.)
                                                              Since
                                       1 Year     5 Years    4/30/93
                                      ---------------------------------
                                        10.27%     7.54%      7.25%

(See "Investment Terms" on page 34 for a description of the index.)

18  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------

o PRE-PAYMENT RISK - If the principal amount of a mortgage-backed or other asset-backed security is paid off early, the fund may not be able to reinvest the proceeds at a comparable interest rate.

Changes in interest rates, the credit-worthiness of the bond issuers, and economic conditions may lower the value of individual bonds or the entire bond portfolio. From time-to-time it may be difficult to sell certain bonds in a timely manner and this could negatively impact the price of those bonds.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
   DEDUCTED FROM FUND ASSETS

Management Fees.........................0.40%
Distribution (12b-1) Fees................None
Other Expenses..........................0.24%
   Total Annual Fund
      Operating Expenses................0.64%
   Less: Fees waived
      and Reimbursed++..................0.05%
Net Operating Expenses..................0.59%

+    The Transfer Agent charges a $10 service fee on wire redemptions.
++ The Advisor is indefinitely obligated by contract to waive 0.05% of the 0.15% administrative fee. However, this waiver may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT BOND FUND

  1 Year    3 Years    5 Years    10 Years
--------------------------------------------
    $60       $189       $329       $738

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year and all dividends are reinvested.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The Fremont Bond Fund is managed by Sub-Advisor, Pacific Investment Management Company (PIMCO). William H. Gross, portfolio manager of the Fund since March 1994, is a founder and managing director of PIMCO. He has over 30 years of professional fixed-income investment experience.

In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages over $305 billion in fixed-income investments for institutional clients as of December 31, 2002.

[PHOTO]
William H. Gross

WHAT DO "MATURITY" AND "DURATION" MEAN?

A bond's "maturity" is the date by which a bond issuer promises to repay the principal amount of the bond.

"Duration" measures how bond prices change in response to interest rate changes. Keeping duration at a relatively moderate level can help control the risks inherent in a bond fund. To illustrate, a portfolio with an average duration of 5 years, would experience an increase in principle value of approximately 5% due to a uniform 1% decline in global market interest rates.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  19
--------------------------------------------------------------------------------

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont California Intermediate Tax-Free Fund seeks to provide income that is free from both federal income taxes and California state income taxes.

PRINCIPAL STRATEGY

Normally, the Fund will invest at least 80% of its assets in intermediate-term California municipal bonds that are free from both federal and California state income taxes. This Fund is intended for investment by California residents. The Fund's securities will have a quality comparable to the four highest ratings categories of Moody's or Standard & Poor's. The average maturity of these intermediate-term securities is normally 3-10 years.

Fund management seeks to achieve its objective by:

o Identifying interest rate trends and shortening duration when interest rates are rising, and lengthening it when interest rates are coming down.

o Focusing on those market sectors and individual securities believed to be undervalued.

Fund management may sell a security when they determine the security is overvalued, or to change the structure of the portfolio.

Although the Fremont California Intermediate Tax-Free Fund is structured as a non-diversified Fund, it is likely that most of the time the portfolio will be diversified.

MAIN RISKS

The Fund is designed for investors who are California residents. Since the Fund concentrates its investments in California municipal securities, the value of an investment will be affected by factors that impact the California economy or its political, geographic, and demographic conditions. The value of individual bonds or the entire portfolio may be adversely impacted by changes that impact the ability of the state or local governments to impose taxes or authorize spending.

Changes in interest rates or the credit-worthiness of individual bond issuers may also depress the value of individual bonds or the entire bond portfolio. Generally, when interest rates rise, the value of a bond will fall. Occasionally it may be difficult to sell certain bonds in a timely manner and this could negatively impact the price of those bonds.

--------------------------------------------------------------------------------
PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 6.41% for the quarter ending 3/31/95. The lowest return for a quarter was -4.05% for the quarter ending 3/31/94. The Fund's year-to-date return as of 12/31/02 was 5.73%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

1993    1994    1995   1996   1997   1998    1999   2000   2001   2002

9.95%  -4.90%  14.89%  4.06%  7.27%  5.71%  -0.96%  8.78%  4.73%  5.73%

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND+
                                        1 Year    5 Years    10 Years
                                      ---------------------------------
Before Taxes                             5.73%     4.75%      5.39%

After Taxes
on Distributions1                        5.54%     4.71%      5.36%

After Taxes on
Distributions and
Sale of Fund Shares1                     5.29%     4.70%      5.86%

LEHMAN BROS. 5 YEAR
MUNICIPAL BOND INDEX
(Does not reflect deductions
for fees, expenses or taxes.)
                                        1 Year    5 Years    10 Years
                                      ---------------------------------
                                         9.28%     5.91%      5.88%

LEHMAN BROS. 5-YEAR STATE G.O.
INDEX (Does not reflect deductions
for fees, expenses or taxes.)
                                        1 Year    5 Years    10 Years
                                      ---------------------------------
                                         9.00%     5.80%      5.80%

(See "Investment Terms" on page 34 for a description of the index.)

Effective March 24, 2003, the Fund changed its benchmark index from the Lehman Brothers 5 Year State G.O. Bond Index to the Lehman Brothers 5 Year Municipal Bond Index. The Advisor believes that the Lehman Brothers 5 Year Municipal Bond Index more closely represents the manager's strategy. For comparison purposes, both indexes are shown to the right.
--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. + The Offit Investment Group of Evergreen Investment Management Company began managing the Fund on March 24, 2003.

20  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539
--------------------------------------------------------------------------------

TAX-FREE INCOME
--------------------------------------------------------------------------------

Interest rate changes normally have a greater effect on prices of long-term bonds than short-term bonds.

As a non-diversified fund, the Fund may make larger investments in individual bond issuers or in issues of a single governmental unit. Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Distributions of capital gains and other taxable income will be subject to tax under the California personal income tax. Corporations subject to the California corporation franchise tax will generally be subject to tax on all distributions of income from the Fund.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
   Deducted from Fund assets

Management Fees++.......................0.36%
Distribution (12b-1) Fees ...............None
Other Expenses..........................0.31%
   Total Annual Fund
      Operating Expenses ...............0.67%
   Less: Fees waived and
      Reimbursed+++ ....................0.12%
Net Operating Expenses..................0.55%

+    The Transfer Agent charges a $10 service fee on wire redemptions.
++ Pursuant to the Investment Advisory Agreement, the Fund will pay an advisory fee of 0.40% on the first $25 million, 0.35% on the next $25 million and 0.25% on the next $50 million, and 0.20% on average daily net assets over $150 million.
+++ The Advisor is indefinitely obligated by contract to limit the Fund's expenses to 0.55%. However, this limit may be changed only with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND

  1 Year    3 Years    5 Years    10 Years
--------------------------------------------
    $56       $176       $307       $689

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year and all dividends are reinvested.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The Fremont California Intermediate Tax-Free Fund is managed by the Offit Investment Group of Evergreen Investment Management Company, LLC ("Evergreen"). Evergreen is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States based on total assets as of December 31, 2002. Evergreen has been managing mutual funds and private accounts since 1932 and, as of December 31, 2002, managed more than $213 billion in assets.

The Fund is managed by Michael Pietronico, Managing Director. Mr. Pietronico was a portfolio manager with OFFITBANK from 1995 through 2002. Effective January 1, 2003, OFFITBANK was merged into Wachovia Bank and the Offit Investment Group became part of Evergreen. Mr. Pietronico is a member of the Offit Municipal Team and has over 17 years of investment management experience.

[PHOTO}
Michael Pietronico

IMPORTANT TAX NOTE:

A portion of the Fund's distribution may be subject to federal, state, or local taxes, or the alternative minimum tax (AMT).

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  21
--------------------------------------------------------------------------------

FREMONT MONEY MARKET FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fremont Money Market Fund seeks to maximize current income consistent with preservation of capital and liquidity.

PRINCIPAL STRATEGY

The Fund invests primarily in high quality short-term money market instruments with maturities of 397 days or less and which are rated in the top rating category by at least two nationally recognized statistical rating organizations.

Fund management believes it can deliver consistently superior performance by:

o    Conducting independent research;

o    Managing maturities; and

o    Careful trading.

As it seeks to meet its objective, Fund management attempts to:

o    Determine short-term interest rate trends.

o Adjust average portfolio maturity to take advantage of interest rate forecasts. Generally, average maturity is shortened if interest rates are projected to trend higher, and lengthened if interest rates are projected to fall.

o Identify opportunities presented by companies offering higher yields than similarly rated firms.

Fund management bases purchase decisions on maturity relative to portfolio target and current yield, and will sell a security if more attractive alternatives are identified.

MAIN RISKS

An investment in the Fremont Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
PERFORMANCE

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns for the past 10 years. The Fund com-menced operations on November 18, 1988.

During the period shown in the bar chart, the highest return for a quarter was 1.67% for the quarter ending 3/31/91. The lowest return for a quarter was 0.33% for the quarter ending 12/31/02. The Fund's year-to-date return as of 12/31/02 was 1.61%. Past performance (before and after taxes) is no indication of future performance.

ANNUAL PERFORMANCE

  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

  2.64%   3.96%   5.87%   5.28%   5.43%   5.41%   4.94%   6.13%   3.96%   1.61%

YIELD INFORMATION

You can obtain the Fund's current 7-day yield any time by calling 800.548.4539.

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

FREMONT MONEY MARKET FUND
                                        1 Year    5 Years    10 Years
                                      ---------------------------------
                                         1.61%     4.40%      4.51%

MONEY FUND REPORT AVERAGES(TM)/
FIRST TIER
                                        1 Year    5 Years    10 Years
                                      ---------------------------------
                                         1.10%     3.91%      4.07%

(See "Investment Terms" on page 34 for a description of the index.)

22  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)+

ANNUAL FUND OPERATING EXPENSES
   Deducted from Fund assets

Management Fees++.......................0.21%
Distribution (12b-1) Fees ...............None
Other Expenses..........................0.21%
   Total Annual Fund
      Operating Expenses................0.42%

+    The Transfer Agent charges a $10 service fee on wire redemptions.
++ Pursuant to the Investment Advisory Agreement, the Fund will pay an advisory fee of 0.30% on the first $30 million, 0.20% on average daily net assets over $50 million.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT MONEY MARKET FUND

  1 Year    3 Years    5 Years    10 Years
--------------------------------------------
    $43       $135       $235       $530

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year and all dividends are reinvested.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The Fremont Money Market Fund is managed by Fremont Investment Advisors, Inc. The Fund is co-managed by Norman Gee, senior vice president, and Michelle Romano, assistant vice president.

Mr. Gee has over 20 years of experience with the Advisor. He has served as portfolio manager of the Fund since its inception on November 18, 1988. Ms. Romano joined the Advisor in 1996 as an analyst and became a portfolio manager in 1999.

[PHOTOS]
Norman Gee    Michelle Romano

IMPORTANT MONEY MARKET FUND FEATURES

The Fremont Money Market Fund has three features that should be of interest to people who have money to invest over the short term:

o Share price of $1.00 - The Fund is committed to maintaining a net asset value of $1.00 per share.

o    Monthly dividends - dividends are calculated daily and paid monthly.

o    Checkwriting - checks are free; a $250 minimum applies.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  23
--------------------------------------------------------------------------------

ABOUT THE ADVISOR
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT INVESTMENT RISK

The following are risks associated with investing in the Fremont Funds. These risks should be taken into consideration in addition to the Main Risks discussed in the Main Risks section for each Fund.

o PORTFOLIO TURNOVER: The Funds generally intend to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the manager needs to raise cash or feels that the investment has served its purpose. Also, stocks or bonds may be sold sooner than anticipated due to unexpected changes in the markets, or in the company that issued the securities. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

The Global, International Growth, and U.S. Small Cap Funds may have portfolio turnover rates in excess of 100%.A high portfolio turnover rate may result in higher costs relating to brokerage commissions, dealer mark-ups and other transaction costs. Which would negatively affect a Fund's performance. The sale of securities may also create taxable capital gains.

o TEMPORARY DEFENSIVE MEASURES: From time to time, a Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, a Fund cannot pursue its stated investment objective while taking these defensive measures.

--------------------------------------------------------------------------------

FREMONT INVESTMENT ADVISORS, INC.

Fremont Investment Advisors, Inc. (referred to as the "Advisor"), located at 333 Market Street, Suite 2600, San Francisco, California, provides Fremont Mutual Funds (the "Funds") with investment management and administrative services. The Advisor was formed in 1986 by a group of investment professionals that served as the in-house investment management team for Bechtel Group, Inc., the global engineering firm.

These professionals have provided investment management services to the Bechtel Retirement Plan and the Bechtel Foundation since 1978. The Advisor now manages investments for institutions and individuals, in addition to continuing to service the Bechtel Group. The Advisor's Investment Committee oversees the portfolio management of the Funds.

WHAT A SUB-ADVISOR DOES

In addition to directly managing some of the Funds, the Advisor has hired investment management firms (referred to as "sub-advisors") to manage the portfolios of certain funds. Sub-advisors are used to provide shareholders with access to world-class investment talent usually available only to the largest institutional investors. Even though the Advisor may hire sub-advisors, the Advisor may choose to manage all or a portion of each Fund's portfolio directly. Sub-advisors are paid by the Advisor and not by the Funds.

In 1996, the Funds and the Advisor obtained from the Securities and Exchange Commission an order that permits the Advisor to hire and terminate sub-advisors, and modify sub-advisory agreements without the prior approval of shareholders. The Funds' Board of Directors reviews and approves the hiring of new sub-advisors. If the Advisor hires a new sub-advisor or materially changes a sub-advisory agreement, the Advisor will notify shareholders of all changes, including sub-advisory fees.

Kern Capital Management LLC, the sub-advisor to the Fremont U.S. Micro-Cap and Fremont Institutional Micro-Cap Funds and a portion of the Fremont Global Fund, is partially owned by the Advisor.

ADDITIONAL INFORMATION ON THE FREMONT GLOBAL FUND

Four portfolio managers representing the Advisor manage a portion of the Global Fund's assets. Alexandra Kinchen, senior vice president, manages a global fixed income portfolio; Debra McNeill, CFA, vice president, manages a portfolio of U.S. stocks; and Norman Gee, senior vice president, and Michelle Romano, vice president, co-manage a money market portfolio. All four have been with the Advisor in excess of five years.

In addition, the following section details the business experience of the investment managers representing the Global Fund's six sub-advisors:

Amrstrong Shaw's portion of the Global Fund's assets is managed by a team of portfolio managers and research analysts.

Bridgewater Associates, Inc's portion of the Global Fund's assets is managed by a

24  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

ABOUT THE ADVISOR
--------------------------------------------------------------------------------

team of portfolio managers and investment specialists.

Delaware International Adviser's portion of the Global Fund's assets is managed by their Equity Strategy Committee. Primary responsibility for this portion rests with Clive A. Gillmore, who is additionally supported by a 14 member international equity team. Mr. Gillmore joined Delaware International as a portfolio manager in 1990 and has over 20 years of investment experience.

Jarislowsky  Fraser  Limited's   ("JFL's")   Investment  Strategy  Committee  is
responsible for managing JFL's portion of the Global Fund. The members of the Committee have an average of 20 years of investment experience.

Kern Capital Management LLC (KCM) was founded in 1997 by Robert E. Kern, Jr., president and chief executive officer, and David G. Kern, CFA, executive vice president. Bob Kern and David Kern are co-portfolio managers. Senior investment managers, Bob Kern, David Kern, Gregory A. Weaver, CFA and Steven F. Roseman, are responsible for research and selection of individual company investments within their respective sectors of expertise. Mr. Weaver, senior vice president, joined KCM in 1997 as a senior research analyst and became a senior investment manager of the Fund in 2001. Mr. Roseman, senior vice president, joined KCM as a senior investment manager in 2003.

--------------------------------------------------------------------------------
Northstar Capital Management, Inc.'s portion of the Global Fund's assets is team managed by H. Kent Mergler, CFA, CIC, president, Stephen K. Mergler, JD, vice president, Robert G. Jacobsen, senior vice president, and Peter V. Van Beuren, senior vice president. The members of the team have an average of 28 years of investment experience.

FREMONT FUND CLOSURES

THE FREMONT U.S. MICRO-CAP FUND

The Fremont U.S. Micro-Cap Fund is currently closed to new investors.

Shareholders who owned shares of the Fund when it was closed on November 13, 2002 may continue to purchase additional shares in their existing accounts.

THE FREMONT U.S. SMALL CAP FUND

The Fremont U.S. Small Cap Fund will close tonew investors when the Fund's total assets reach approximately $100 million.

PURCHASING ADDITIONAL SHARES
Financial advisors and institutions that have existing client assets in a closed Fund may add to their client accounts as well as open new accounts for other clients.

Fund management may reopen or close the Fund to certain investors in the future.

--------------------------------------------------------------------------------

MANAGEMENT FEES

This table shows the management fee paid to the Advisor over the past fiscal year:

------------------------------------------------------------------------------------------------------------------------------------
FREMONT FUND                 ADVISORY FEE                        FREMONT FUND                    ADVISORY FEE
------------------------------------------------------------------------------------------------------------------------------------
Global Fund                     0.60%                            Real Estate Securities Fund+     0.85%

International Growth Fund+      1.00%                            Bond Fund+                       0.40%

New Era Value Fund+             0.75%                            California Intermediate
                                                                   Tax-Free Fund+                 0.40% on first $25 million

Large Cap Growth+               0.95%                                                             0.35% on next $25 million

Structured Core Fund            0.50%                                                             0.30% on next $50 million

U.S. Small Cap Fund+            1.00%                                                             0.25% on next $50 million

U.S. Micro-Cap Fund++           2.50% on first $30 million                                        0.20% on balance over $150 million
                                2.00% on next $70 million
                                1.50% on balance over
Money Market Fund               0.30% on first $50 million
                                $100 million                                                      0.20% on balance over $50 million

For administrative services received, each Fund, except for the U.S. Micro Cap Fund, pays the Advisor an administrative fee of 0.15% of average daily net assets. For the Bond Fund the Advisor has contractually waived 0.05% out of the 0.15% administrative fee. All administrative fees waived in the past cannot be recouped in the future.

+ The Advisor has contractually waived and/or reimbursed some of its fees for these Funds. The waivers may be changed in the future.

++ The Advisor is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  25

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

TYPES OF ACCOUNTS AVAILABLE

Once you choose the mutual funds that are right for you, you should choose the type of account you want to invest in. Fremont offers you a variety of accounts designed for your investment needs. Review the types of accounts described below to find the account that is best for you.

------------------------------------------------------------------------------------------------------
ACCOUNT TYPE      PURPOSE                                     DESCRIPTION
------------------------------------------------------------------------------------------------------
INDIVIDUAL        For your general investment needs.          Individual accounts are owned by one
                                                              person.
--------------    ----------------------------------------    ----------------------------------------
JOINT TENANTS     For the general investment needs of two     Joint tenant accounts are owned by more
                  or more people.                             than one person.
--------------    ----------------------------------------    ----------------------------------------
GIFT TO MINOR     To invest for a minor's education or        Gift or Transfer to Minor (UGMA/UTMA)
                  other future needs.                         custodial accounts provide a way to
                                                              invest on behalf of a minor.
--------------    ----------------------------------------    ----------------------------------------
TRUST             For money being invested by a trust,        The trust or plan must be established
                  employee benefit plan, or profit-sharing    before an account can be opened.
                  plan.
--------------    ----------------------------------------    ----------------------------------------
CORPORATION,      For investment needs of corporations,       You will need to provide a certified
PARTNERSHIP OR    associations, partnerships,                 corporate resolution with your
OTHER ENTITY      institutions, or other groups.              application.
------------------------------------------------------------------------------------------------------
OTHER ACCOUNTS    These accounts require a specific application. To order, call 800.548.4539.
------------------------------------------------------------------------------------------------------
TRADITIONAL       Allows you to make deductible or            This type of retirement account allows
IRA               non-deductible contributions to your        anyone under age 70 1/2 with earned
                  retirement account, and defer paying        income to save up to $3,000 per year
                  taxes on your earnings until after you      (for tax years 2002 through 2004).
                  withdraw the money from your
                  account--usually after retirement.
--------------    ----------------------------------------    ----------------------------------------
ROTH IRA          Allows you to make non-deductible           Single taxpayers with Adjusted Gross
                  contributions to your retirement account    Income (AGI) up to $95,000 per year, and
                  today, and withdraw your earnings           married couples with AGI up to $150,000
                  tax-free after you are 59 1/2 and have      per year, may contribute up to $2,000
                  had the account for at least 5 years.       each, or $4,000 per couple,
                                                              respectively, per year.
--------------    ----------------------------------------    ----------------------------------------
SIMPLIFIED        Allows owners and employees of small        SEP-IRAs allow small business owners or
EMPLOYEE          businesses with fewer than 5 employees      those with self-employment income to
PENSION PLAN      to invest tax-deferred for retirement.      make tax-deductible contributions of up
(SEP-IRA)                                                     to 15% of the first $160,000 of
                                                              compensation per year for themselves and
                                                              any eligible employees.
--------------    ----------------------------------------    ----------------------------------------
SIMPLE IRA        Allows owners and employees of small        This type of IRA must be established by
                  businesses with 5 to 99 participants to     an employer (including a self-employed
                  invest tax-deferred for retirement.         person). SIMPLE IRAs enable all
                                                              employees of the employer to invest up
                                                              to $6,000 of pre-tax income, deferring
                                                              taxes until retirement. The employer is
                                                              also generally required to make a
                                                              contribution for each employee who
                                                              elects to contribute.
--------------    ----------------------------------------    ----------------------------------------
OTHER                                                         A Fremont Mutual Fund may be used as an
RETIREMENT                                                    investment in many other kinds of
PLANS                                                         employer-sponsored retirement plans. All
                                                              of these accounts need to be established
                                                              by the trustee of the plan.
--------------    ----------------------------------------    ----------------------------------------
EDUCATION         To invest for a minor's education or        Provides for tax-free investment growth
SAVINGS PLAN      other future needs.                         on behalf of a minor.

26  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO INVEST

The minimum initial investment is $2,000 for a regular account and $1,000 for an IRA or Educational Savings Account. Establish an Automatic Investment Plan with your new account and Fremont will waive the minimum.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, Fremont is required to obtain the name, address, date of birth, Social Security Number and other information for all owners. If, after reasonable efforts Fremont cannot verify your identity, your account will be closed and the proceeds redeemed at the calculated next net asset value.

---------------------------------------------------------------------------------------------------------
INVESTMENT METHOD   TO OPEN AN ACCOUNT                           TO ADD TO YOUR INVESTMENT
---------------------------------------------------------------------------------------------------------
BY MAIL             Mail in an Account Application with your     Mail your check payable to FREMONT
                    check payable to FREMONT MUTUAL FUNDS.       MUTUAL FUNDS for $100 or more.
                    Fremont will not accept third party
                    checks, temporary checks, cash, credit
                    cards, credit card checks, travelers
                    checks or money orders.
----------------    -----------------------------------------    -----------------------------------------
BY TELEPHONE        Use the Telephone Exchange Privilege or      Use the Telephone Exchange Privilege or
(TELEPHONE          On-line Account Access to move $2,000 or     On-line Account Access to move your
EXCHANGE)           more ($1,000 for IRAs or Education           investment from one Fremont fund to
PRIVILEGE) OR ON    Savings Accounts) from an existing           another. Please note that exchanges
THE INTERNET        Fremont fund account into a new,             between funds in non-retirement accounts
(ON-LINE            identically registered account. To use       are subject to capital gains taxes.
ACCOUNT ACCESS)     the Telephone Exchange Privilege, you
                    must first sign up for the privilege by      To sign up for On-line Account Access,
                    checking the appropriate box on your         call 800.548.4539 to request a personal
                    Account Application. After you sign up,      identification number.
                    please allow time for Fremont to open
                    your account.
----------------    -----------------------------------------    -----------------------------------------
BY TELEPHONE                       --                            Transfer money from your bank to your
(AUTOBUY PROGRAM)                                                Fremont account by telephone or using
OR ON THE INTERNET                                               On-line Account Access. You can sign up
(ON-LINE ACCOUNT                                                 for this privilege on your Account
ACCESS)                                                          Application or by completing an
                                                                 Automatic Investment Plan form.
----------------    -----------------------------------------    -----------------------------------------
BY WIRE                            --                            Call 800.548.4539 (press 6) to request
                                                                 bank routing information for wiring
                                                                 your money to Fremont. Not available for
                                                                 IRA accounts.
----------------    -----------------------------------------    -----------------------------------------
BY AUTOMATIC                       --                            Use the Automatic Investment Plan to
INVESTMENT PLAN                                                  move money ($50 minimum) from your
                                                                 financial institu-tion (via Automated
                                                                 Clearing House) to your Fremont account
                                                                 once or twice each month. For more
                                                                 information about the Automatic
                                                                 Investment Plan, see the text
                                                                 immediately below. TO PARTICIPATE, CALL
                                                                 TO REQUEST AN AUTOMATIC INVESTMENT PLAN
                                                                 FORM.
==========================================================================================================

FREMONT MAKES IT EASY TO INVEST

THE AUTOMATIC INVESTMENT PLAN

This convenient service allows you to automatically transfer money once or twice a month from your pre-designated bank account to your Fremont account.

o    The amount of the monthly investment must be at least $50.

o Open your account with the Automatic Investment Plan, and we will waive the new account minimum.

o If your transfer date falls on a weekend or holiday, we will process the transaction on the previous business day.

To change the amount or frequency of your automatic investments, or to stop future investments, you must notify us in writing or by calling 800.548.4539. We must receive your request at least 5 days prior to your next scheduled investment date.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  27

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW WHEN MAKING AN INVESTMENT

HOW A MUTUAL FUND IS PRICED

A Fund's net asset value, or NAV, is the price of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the total by the number of shares outstanding.

The Fund's NAV is calculated after the close of trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each day that the exchange is open for trading ("Closing Time").

The Money Market Fund values its assets based on an amortized cost method which approximates value. This method is not affected by changes in the market.

All other Fremont funds value their portfolio securities and assets using price quotes from the primary markets in which they are traded. If prices are not readily available, values will be determined using a method adopted by the Funds' Board of Directors. These values may be higher or lower than the securities' closing prices in their relevant markets.

PRICING FOREIGN SECURITIES

Values of foreign securities are translated from the local currency into U.S. dollars using that day's exchange rates. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place at the same time as the determination of the prices of many foreign securities held by the Funds. These timing differences may have a significant effect on a Fund's NAV. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

WHEN AN ORDER TO BUY (OR SELL) IS CONSIDERED RECEIVED

Your investment and your application must both be received by Closing Time in order for you to receive that day's price.

All orders  received  after  Closing Time will be processed  with the next day's
NAV.

An order is considered received when the completed application (for a new account) or information identifying the account, plus any required documents, and the investment is received in good order by PFPC, Inc., Fremont's transfer agent.

OTHER PURCHASING POLICIES

Fremont Funds are available only to U.S. citizens and resident aliens.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Fremont does not accept third party checks, temporary checks, cash, credit cards, credit card checks, travelers checks or money orders.

If you purchase shares by check, and then you sell those shares, the payment may be delayed until your purchase check has cleared.

If Fremont receives notice of insufficient funds for a purchase made by check or Autobuy, the purchase will be canceled and you will be liable for any related losses or fees the Fund or its transfer agent incurs.

During times of extreme market volatility, it may be difficult to purchase shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through on the telephone.

ABUSIVE TRADING PRACTICES

Fremont does not permit excessive short-term trading, market-timing, or other abusive trading practices in our Funds. These practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Funds and their shareholders, Fremont reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. Fremont defines abusive trading practices as making six or more complete exchanges--into and out of--one fund within a 12-month period.

Fremont also reserves the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges when making purchases and exchange requests or account inquiries.

Fremont may modify exchange privileges by giving 60 days' written notice to shareholders.

INVESTING THROUGH OTHER INVESTMENT FIRMS

You may purchase or redeem shares of the Funds through authorized broker-dealers, banks, or other financial institutions. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. These institutions also may charge for their services or place limitations on the extent to which you may use the services offered by Fremont Mutual Funds.

The Funds may compensate third-party service providers who perform shareholder servicing normally performed by the Funds.

28  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO SELL YOUR SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next calculated NAV, or share price, after your request, along with all required documents and/or forms described on page 30, are received by the transfer agent.

When you sell your shares, you may choose one of the selling methods described in the table below, as well as how you would like to receive your money.

Fremont has put several safeguards in place which are intended to protect the interests of our shareholders. By providing all the information requested when you sell your shares, you help us to complete your order in as timely a manner as possible.

--------------------------------------------------------------------------------
SELLING METHOD      FEATURES AND REQUIREMENTS
--------------------------------------------------------------------------------
BY MAIL             MAIL YOUR INSTRUCTIONS TO:  IF YOU ARE USING OVERNIGHT MAIL:
                    Fremont Mutual Funds, Inc.  Fremont Mutual Funds, Inc.
                    Shareholder Services        c/o PFPC
                    P. O. Box 9769              101 Sabin Street
                    Providence, RI 02940-9769   Pawtucket, RI  02860
----------------    ------------------------------------------------------------
BY TELEPHONE        The Telephone Redemption Privilege allows you to redeem your
(TELEPHONE          shares by phone. On-line Account Access allows you to redeem
REDEMPTION          your shares on-line. You must make your telephone and
PRIVILEGE)          Internet redemptions by Closing Time to receive that day's
OR ON THE           price. YOU MUST PROVIDE WRITTEN AUTHORIZATION TO ADD THIS
INTERNET            PRIVILEGE TO YOUR ACCOUNT PRIOR TO MAKING THE REQUEST.
(ON-LINE
ACCOUNT ACCESS)
----------------    ------------------------------------------------------------
BY AUTOMATIC        The Automatic Withdrawal Plan (explained more fully below)
WITHDRAWAL PLAN     lets you set up automatic monthly, quarterly, or annual
                    redemptions from your account in specified dollar amounts
                    ($100 minimum). To establish this feature, complete an
                    Account Maintenance form which is available on-line at
                    www.fremontfunds.com or by calling 800.548.4539.
--------------------------------------------------------------------------------

HOW WOULD YOU LIKE TO RECEIVE YOUR MONEY?

o    By Check - Your check will be sent by regular mail to your address on file.

o    By Wire - There is a $10 service fee.

o By Electronic Transfer - Please allow 3 business days. Before placing your order, check to make sure that your financial institution can receive electronic transfers made through the Automated Clearing House.

--------------------------------------------------------------------------------

SPECIAL SERVICES AVAILABLE

AUTOMATIC WITHDRAWAL PLAN

This convenient service allows you to arrange to receive as little as $100 from a Fremont account on either a monthly, quarterly, or annual basis. There is currently no charge for this service, but there are several policies you should be aware of:

o Redemptions made by check or electronic transfer will be made on the date you indicate when you set up an Automatic Withdrawal Plan on your account.

o If the withdrawal date falls on a weekend or holiday we will process the transaction on the prior business day.

o    You may also request automatic exchanges of a specified dollar amount.

WIRE TRANSFER

You may wish to wire the proceeds of a redemption from your Fremont account to another financial institution. If you wire money from your Fremont account, shares from your Fremont account are sold on the day we receive your instructions (if you call before the Closing Time).

Generally, the wire transfer is processed the next business day. The money should arrive at your financial institution the same day the wire is sent.
   (continued next page)

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  29

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SPECIAL SERVICES AVAILABLE (CONT.)

In order to use the wire redemption feature, bank account instructions must be established prior to the request. You may authorize the wire privilege on your new account application, or by written instruction with a signature guarantee, and provide Fremont with bank account instructions. A $10 fee applies each time you wire money from your Fremont account.

CHECK REDEMPTION PRIVILEGE

The Fremont Money Market Fund, the Fremont Bond Fund, and the Fremont California Intermediate Tax-Free Fund offer check redemption privileges, except for retirement accounts. Please note that:

o    There is no charge for the checks.

o    Each check must be written for at least $250.

o On the date that the check is presented for payment, the amount of the check will be deducted from your account.

o    You may not close your account by writing a check.

--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES

HOW WE DETERMINE THE REDEMPTION PRICE

The price at which your shares will be redeemed is determined by the time of day Fremont's transfer agent, or another authorized agent, receives your redemption request.

If a request is received before Closing Time, the redemption price will be the Fund's net asset value reported for that day. If a request is received after Closing Time, the redemption price will be the Fund's net asset value reported for the next day the market is open.

HOW TO REDEEM AT TODAY'S PRICE

If you have signed up for the Telephone Redemption Privilege, you may call in your redemption request before Closing Time to receive that day's share price. Or, you may arrange to have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to PFPC, Inc., Fremont's transfer agent, before Closing Time.

REDEMPTIONS IN KIND

In extreme conditions, there is a possibil-ity that Fremont may honor all or some of a redemption amount as a "redemption in kind." This means that you could receive some or all of your redemption in readily marketable securities held by the Fund. You would also be responsible for paying any broker commissions.

REDEMPTION FEE

The Fremont International Growth Fund imposes a short-term redemption fee on shares purchased and held less than 30 days. The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The fee is retained by the Fund for the benefit of its long-term shareholders. It is enacted to discourage short-term trading of the Fund by market timers or other
                                                           (continued next page)

--------------------------------------------------------------------------------

REDEMPTION CHECKLIST:

[X] Fremont would like to fulfill your request to sell shares as quickly as possible. Here are reminders to help you avoid some of the common problems that can delay the sale process:

[X] Include all your account information - your name, the fund's name, and your account number.

[X] Provide your preferred redemption method - check, wire, or electronic transfer.

[X] Specify the dollar amount or number of shares you are redeeming. For IRA accounts, specify the percent of your holdings that you would like withheld for taxes.

[X] Have all account owners sign the letter of instruction - if you send us a letter of instruction, make sure that all account owners have signed the letter requesting the sale.

[X] Have signature(s) guaranteed when needed - review the signature guarantee requirements on page 31. Be sure to obtain a signature guarantee if your sale meets those requirements.

--------------------------------------------------------------------------------

30  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES (CONT.)

investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders for the trading costs and other costs associated with short-term investment in the Fund.

The "first in, first out" (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

A redemption fee will not be charged on:

o Shares acquired by reinvestment of dividends or distributions from a Fund, shares held in an account of a qualified retirement plan, such as a 401(k) plan, or purchased through certain intermediaries.

ABOUT REDEMPTION CHECKS

Normally, redemption proceeds will be mailed within three days after your redemption request is received although it can take up to 7 days. Fremont may withhold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase.

Redemption checks are made payable to the shareholder(s) of record; if you wish for the check to be made payable to someone other than the account owners, you must submit your request in writing, and the signatures of all shareholders of record must be guaranteed. For more information about a "signature guarantee," please see below.

If your account balance falls below $1,500, the Fund has the right to redeem your shares after giving you 60-days' notice.

WHEN YOU CAN'T REDEEM

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

During times of extreme market volatility, it may be difficult to sell shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through by telephone.

WHEN ADDITIONAL DOCUMENTATION IS REQUIRED

Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. For more information, please call 800.548.4539.

WHEN YOU NEED A SIGNATURE GUARANTEE

Certain requests must include a Medallion Signature Guarantee, which is designed to protect you and Fremont from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

o    You wish to redeem more than $50,000 worth of shares.

o The check is being mailed to an address different from the one on your account (address of record).

o    The check is being made payable to someone other than the account owner.

o You are requesting us to set up an Automatic Withdrawal Plan on your account.

o    You are instructing us to change your bank account information.

o If you wish to exchange from one Fremont Fund into another which is registered differently.

The signature guarantee may be waived for exchanges requested at a Fremont Investor Center if proper identification is provided.

HOW TO OBTAIN A SIGNATURE GUARANTEE

You should be able to obtain a Medallion Signature Guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

If you would like more information about the signature guarantee, or would like to sign up for the Telephone Redemption Privilege after you have already opened your account, please call 800.548.4539.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  31

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

MONITORING YOUR INVESTMENT

There are a variety of ways to track your mutual fund investment. Most major newspapers carry daily mutual fund listings, and you can also find daily prices on the Fremont Funds Web site at WWW.FREMONTFUNDS.COM 24 hours a day.

You can check fund prices, your account balances, and process transactions by calling our 24-hour automated line at 800.548.4539.

STATEMENTS & REPORTS

In addition, you will receive statements and reports regarding your account on a regular basis:

o Confirmation statements will be sent when you make a transaction in your account or change your account registration.

o Quarterly statements for all Fremont funds, with account information as of the end of March, June, September and December.

o    Annual and Semi-Annual Reports for shareholders.

You can request duplicate statements or copies of your historical account information by calling 800.548.4539.

ACCOUNT ACCESS ON THE INTERNET

Shareholders can use our secure Web site at WWW.FREMONTFUNDS.COM to:

o    Check current account balances;

o    View a portfolio;

o    Buy, exchange, or sell shares (some restrictions may apply);

o    View previous transactions; and

o    Reorder checkbooks; and

o    Change contact information.

Our Web site also provides fund performance, distribution schedules, forms and other in-depth information to help shareholders monitor their investments. At times, our Web site may contain supplemental information that is more current than that provided in our prospectus.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS HELP YOUR INVESTMENT GROW

A Fund pays dividends based on the income that it has received from its investments. The dividends may be taxed as ordinary income. Capital gains distributions occur when a Fund pays out gains realized on the sale of investment securities.

When you open a taxable account, you should specify on your application how you would like to receive your dividends and capital gains distributions.

As an investor, there are five different ways you can choose to receive dividends and distributions:

o Automatically reinvest all dividends and capital gains distributions in additional shares.

o    Receive all distributions of income dividends and capital gains in cash.

o Receive income dividends in cash and accept short-term and long-term capital gains distributions in additional shares.

--------------------------------------------------------------------------------
FREMONT FUND                                      DIVIDEND
--------------------------------------------------------------------------------
GLOBAL                                            QUARTERLY           ANNUALLY
INTERNATIONAL GROWTH                              ANNUALLY            ANNUALLY
LARGE CAP VALUE                                   ANNUALLY            ANNUALLY
LARGE CAP GROWTH                                  ANNUALLY            ANNUALLY
STRUCTURED CORE (FORMERLY GROWTH)                 ANNUALLY            ANNUALLY
U.S. SMALL CAP                                    ANNUALLY            ANNUALLY
U.S. MICRO-CAP                                    ANNUALLY            ANNUALLY
REAL ESTATE SECURITIES                            QUARTERLY           ANNUALLY
BOND                                              MONTHLY             ANNUALLY
CALIFORNIA INTERMEDIATE TAX FREE                  MONTHLY             ANNUALLY
MONEY MARKET                                      MONTHLY             ANNUALLY
================================================================================

o Automatically reinvest income distributions and receive short-term and long-term gains distributions in cash.

o Invest all dividends and capital gains distributions in another Fremont Mutual Fund owned through an identically registered account.

If circumstances change after you make your selection, you can always change your options by calling 800.548.4539.

POLICIES AND PROCEDURES

If you are under age 59 1/2, cash distributions from an IRA are subject to income taxes and penalties. Therefore, all distributions for IRA accounts are automatically reinvested. After age 59 1/2, you may request payment of distributions in cash.

When you reinvest dividends and distributions, the reinvestment price is the Fund's NAV at the close of business on the payable date.

YOUR TAX ID NUMBER IS REQUIRED

If you have not provided a correct taxpayer identification number, usually a Social Security number, the Fund is required by the Internal Revenue Service
(IRS) to withhold 31% from any dividend and/or redemption that you receive.

32  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

TAX CONSIDERATIONS

TAX PLANNING IS ESSENTIAL

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is tax-deferred or tax-exempt (for example, an IRA or an employee benefit plan account), the information on these two pages does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of these tax rules.

DISTRIBUTIONS MAY BE TAXABLE

A distribution is a payout of realized investment gains on securities in a Fund's portfolio. When, for example, a Fund sells a stock at a profit, that profit has to be recorded for tax purposes, combined with all the other profits made that year, and distributed to shareholders based on the number of shares held.

Your capital gains distributions are taxed at different rates, depending on how long the Fund owned the security. Long-term capital gains are those from securities held more than 12 months, and short-term capital gains are from securities held less than 12 months.

Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

CAPITAL GAINS ARE FEDERALLY TAXABLE

For federal tax purposes, each Fund's:

o Income and short-term capital gains distributions are taxed as dividends, meaning that you'll pay tax at your marginal tax rate on this amount;

o Long-term capital gains distributions are taxed as long-term capital gains (currently at a maximum of 20%).

TAX REPORTING

Every year, Fremont will send you and the IRS a statement, called a Form 1099-DIV, showing the amount of each taxable distribution you received in the previous year.

TAXES ON TRANSACTIONS

A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Your redemptions--including exchanges between funds--are subject to capital gains tax.

FOREIGN INCOME TAXES

Dividends and interest from foreign issuers earned by a fund may be subject to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%. These taxes are paid by the fund, not by you personally.

Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors.

U.S. shareholders may be entitled to a credit or deduction for foreign income taxes paid by Fremont's global and international funds.

REAL ESTATE INVESTMENT TRUST TAXES

Real Estate Investment Trusts, or REITs, do not provide complete information about the taxability of their distributions until after the calendar year-end. For this reason the Fremont Real Estate Securities Fund may request permission each year from the IRS to extend the deadline for issuing Form 1099-DIV to February 28.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  33

INVESTMENT TERMS
--------------------------------------------------------------------------------

ADVISOR - A firm that provides investment management and administrative services, in this case, Fremont Investment Advisors, Inc.

AUTOMATED CLEARING HOUSE (ACH) - An outside service provider for Fremont Mutual Funds that transfers money between Fremont and other participating financial institutions.

BENCHMARK INDEX - A recognized measure of performance, of stock or bond markets. All mutual funds are required to have a relevant benchmark index, so that investors have a standard by which to judge fund performance over time.

BOND - An IOU issued by a government agency, municipality or private firm. The buyer of a bond is effectively loaning money to the bond issuer, who agrees to pay back the loan on a certain date in the future, and make interest payments during the life of the loan.

BOND QUALITY - Bonds are rated for their degree of investment risk, or credit-worthiness. Generally, a bond issuer that is considered less credit worthy must pay a higher interest rate to attract buyers. Ratings range from AAA (highly unlikely to default) to D (in default). Investment grade bonds are rated Baa or BBB, or above.

BROKER-DEALER - A firm that is licensed to carry out a securities transaction. Examples would be Charles Schwab or E*Trade.

CAPITAL GAIN - The sale price of an investment less the original purchase price. If the number is positive there is a gain. For example, if a fund manager buys 10,000 shares of Stock A for $2,000,000 and later sells the same 10,000 shares for $3,000,000, the result is a capital gain of $1,000,000 ($3,000,000 -
$2,000,000 = $1,000,000).

o SHORT-TERM GAINS - Capital gains on securities held for less than 12 months.

o    LONG-TERM GAINS - Capital gains on securities held for more than 12 months.

CLOSING TIME - When regular session trading closes on the New York Stock Exchange, usually 4:00 p.m. Eastern time, but sometimes earlier.

DISTRIBUTION - A payout of realized capital gains on the securities in a Fund's portfolio. Generally, once a year each Fremont Mutual Fund calculates the profits it has made that year on the sale of securities, adds all other profits, and distributes the profits to the fund's investors based on the number of shares they hold.

DIVIDEND - The payout of income earned on an investment to a  shareholder.  Like
other  mutual  funds,   Fremont  Mutual  Funds  periodically  pay  dividends  to
shareholders based on the income received from investments.

DURATION - Measures how sensitive a bond's price is to interest rate changes.

EMERGING MARKET - A less developed market in a country with a low per capita income.

FORWARD CONTRACT - An agreement to purchase or sell a certain quantity of an investment (such as government bonds) at an agreed upon price on a specified date in the future.

GLOBAL - Refers to a mutual fund or investment strategy that invests all over the world, including the United States.

INDEX FUTURES - An agreement to purchase or sell a certain quantity of all the securities that make up an index (such as the stocks that comprise the S&P 500 Index) at an agreed upon price on a specified date in the future.

INTEREST RATE - The rate that a borrower pays a money lender for the use of money. If the issuer of a bond (a government or corporation, for example) pays $600 per year for a $10,000 bond, the interest rate is 6%.

INTERMEDIATE-TERM - For bonds, a bond that matures most commonly in 3 to 10 years.

INTERNATIONAL - Refers to a mutual fund or investment strategy that invests outside the United States.

LEHMAN BROTHERS AGGREGATE BOND INDEX - An index of U.S. investment grade fixed-rate bond market, including both government and corporate bonds.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX - An index of all investment grade government and corporate bonds with a maturity between 1 and 10 years.

LIQUIDITY - The ability to buy or sell an investment quickly without affecting its price.

MARKET CAPITALIZATION (MARKET CAP) - The market value of a corporation's stock, determined by multiplying the number of stock shares issued by the market price of a share of stock. Investment managers often use market capitalization as one investment criterion, requiring, for example, that a company have a market capitalization of $100 million or more to qualify as a potential investment.

MATURITY - A bond's "maturity" is the date by which a bond issuer promises to repay the principal amount of the bond.

MONEY FUND REPORT AVERAGES - Based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

MONEY MARKET - The market for short-term debt instruments (such as certificates of deposit, U.S. Treasury bills and discount notes issued by federal government agencies).

MOODY'S INVESTORS SERVICE (MOODY'S) - a nationally recognized statistical rating organization which evaluates the credit-worthiness of bond issuers in terms of their capacity and willingness to meet a financial commitment on a bond or commercial paper.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX - Composed of all of the publicly traded stocks in 20 developed non-U.S. markets. Among the countries

                                                           (continued next page)

34  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

--------------------------------------------------------------------------------

included are Australia, France, Germany, Italy, Japan, Singapore, Spain and the United Kingdom.

MUTUAL FUND - An investment company that pools the money of many people to invest in any of a variety of different types of securities. A mutual fund offers investors the advantages of investment diversification and professional management.

NON-DIVERSIFIED MUTUAL FUND - A mutual fund that is allowed by its prospectus to make large investments in a relatively small number of stocks or bonds.

NAREIT (NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS) INDEX - Measures the share price performance of all Real Estate Investment Trusts (REIT) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System. The index is weighted to reflect the total market value of the REITs included.

NET ASSET VALUE (NAV) - The price of a single fund share. Calculated by adding up the value of all the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

NO-LOAD MUTUAL FUND - A type of mutual fund that does not impose a charge for purchasing or redeeming shares, so that all of your money goes to work for you.

PORTFOLIO - An investor's or a Fund's combined holdings.

PORTFOLIO TURNOVER - The percentage of the dollar value of the portfolio which is replaced each year. This is calculated by dividing the total purchases or sales for the year, whichever is less, by the average assets for the year.

REAL ESTATE INVESTMENT TRUST (REIT) - A corporation or business trust that owns, manages and/or develops pools of properties - from apartments and office buildings to self-storage facilities for the benefit of investors. Like a stock, publicly traded REIT shares are traded freely and may be listed on a major stock exchange.

REDEMPTION - The act of selling shares of a mutual fund.

RUSSELL 2000 INDEX - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock performance.

RUSSELL 3000 INDEX - Composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

SALOMON SMITH BARNEY NON-U.S. GOVERNMENT BOND INDEX -Tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the United Kingdom.

SECURITY - A type of investment whose authenticity is attested to by a legal document. Stocks, bonds, options and warrants are examples of a security. A stock certificate signifies partial ownership of a corporation. A bond demonstrates that the possessor is owed money by a corporation or government body.

SIGNATURE GUARANTEE - A security measure that confirms your identity, required for certain transactions in order to reduce fraud. For these transactions, signatures must be guaranteed by an "eligible guarantor" - a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A notary public is not an acceptable guarantor.

S&P 500 INDEX - Widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries.

STOCK - A share of ownership in a corporation.

SUB-ADVISOR - A firm hired by the advisor of a fund to manage or co-manage that fund's investment portfolio.

TRANSFER AGENT - The service provider retained by a mutual fund company to keep shareholder records, manage the flow of shareholders' funds, and resolve administrative issues.

WILSHIRE  REIT INDEX - Measures  U.S.  publicly  traded Real  Estate  Investment
Trusts.

WIRE - A method of transferring money between your Fremont account and another financial institution using the Federal Reserve Wiring System.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  35

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or loss) of an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FREMONT GLOBAL FUND                                                               YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.65     $    13.52     $    14.75     $    14.13     $    14.16
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .15            .24            .39            .41            .34
      Net realized and unrealized gain (loss)                  (1.18)         (2.56)           .89           1.89            .17
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations               (1.03)         (2.32)          1.28           2.30            .51
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                (.12)          (.16)          (.54)          (.50)          (.25)
      From net realized gains                                     --           (.36)         (1.97)         (1.18)          (.29)
      Return of capital distribution                              --           (.03)            --             --             --
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                    (.12)          (.55)         (2.51)         (1.68)          (.54)
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     9.50     $    10.65     $    13.52     $    14.75     $    14.13
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                                   (9.85)%       (17.77)%         8.86%         17.37%          3.62%
   Net assets, end of period (000s omitted)               $  508,214     $  602,131     $  799,490     $  686,808     $  631,165
   Ratio of  expenses to average net assets                      .95%           .93%           .90%           .86%           .85%
   Ratio of net investment income
    to average net assets                                       1.43%          1.97%          2.54%          2.85%          2.80%
   Portfolio turnover rate                                       104%           173%           112%           113%            75%

FREMONT INTERNATIONAL GROWTH FUND                                                 YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $     7.50     $    12.13     $    13.01     $    10.34     $    10.37
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .13            .16             --4            --4           .05
      Net realized and unrealized gain (loss)                  (1.42)         (3.81)          (.28)          3.69            .03
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations               (1.29)         (3.65)          (.28)          3.69            .08
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                  --4          (.15)          (.02)          (.01)            --
      From net realized gains                                     --           (.83)          (.58)         (1.01)          (.11)
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                      --           (.98)          (.60)         (1.02)          (.11)
                                                          ----------     ----------     ----------     ----------     ----------

   REDEMPTION FEE PROCEEDS8                                      .11            N/A            N/A            N/A            N/A
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     6.32     $     7.50     $    12.13     $    13.01     $    10.34
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN1                                                 (15.69)%       (32.21)%        (2.54)%        38.70%           .80%
   Net assets, end of period (000s omitted)               $   23,086     $   45,417     $   86,517     $   59,974     $   41,623
   Ratio of net expenses to average net assets2                 1.50%          1.50%          1.50%          1.50%          1.50%
   Ratio of  gross expenses to average net assets2              1.99%          1.88%          1.70%          1.74%          1.65%
   Ratio of net investment income (loss)
    to average net assets                                        .07%           .07%          (.04)%          .04%           .53%
   Portfolio turnover rate                                       114%            50%            43%            76%           106%

For footnote references, see "Notes to Financial Highlights" on page 42.

36  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or loss) of an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                        PERIOD FROM
FREMONT LARGE CAP VALUE FUND                              YEAR ENDED    12/29/00 TO
(FORMERLY, FREMONT NEW ERA VALUE FUND)                 OCTOBER 31, 2002   10/31/01
-----------------------------------------------------  ----------------  ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $     7.91     $    10.00
                                                          ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      From net investment income                                  --4            --
      Net realized and unrealized loss                         (1.95)         (2.09)
                                                          ----------     ----------
         Total income from investment operations               (1.95)         (2.09)
                                                          ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                  --4            --
                                                          ----------     ----------
         Total distributions                                      --4            --
                                                          ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     5.96     $     7.91
                                                          ==========     ==========

TOTAL RETURN1                                                 (24.63)%       (20.90)%
   Net assets, end of period (000s omitted)               $   22,224     $   27,191
   Ratio of net expenses to average net assets2                 1.20%          1.20%*
   Ratio of gross expenses to average net assets2               1.45%          2.09%*
   Ratio of net investment income to average net assets          .08%           .06%*
   Portfolio turnover rate                                        59%             5%

                                                                         PERIOD FROM
LARGE CAP GROWTH FUND                                     YEAR ENDED     09/28/01 TO
(formerly New Era Growth Fund)                         OCTOBER 31, 2002+  10/31/01+
-----------------------------------------------------  ----------------  ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $     9.16     $     9.24
                                                          ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment loss                                       (.04)            --4
      Net realized and unrealized loss                         (1.16)          (.08)
                                                          ----------     ----------
         Total income from investment operations               (1.20)          (.08)
                                                          ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     7.96     $     9.16
                                                          ==========     ==========

TOTAL RETURN1                                                 (13.10)%         (.87)%
   Net assets, end of period (000s omitted)               $    3,260     $      496
   Ratio of net expenses to average net assets2                 1.40%           .15%++
   Ratio of gross expenses to average net assets2               5.10%          4.02%++
   Ratio of net investment loss to average net assets           (.76)%         (.04)%++
   Portfolio turnover rate                                        61%             2%

+ The Fund commenced operations on September 28, 2001 with an initial investment of $500,000 by the Adviser in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The per-share figures of the Financial Highlights have been restated to reflect the December 31, 2001 stock split.

++   Unannualized.

For footnote references, see "Notes to Financial Highlights" on page 42.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  37

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or loss) of an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FREMONT STRUCTURED CORE FUND                                                      YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.90     $    15.59     $    15.70     $    15.56     $    14.96
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .07            .08            .10            .14            .20
      Net realized and unrealized gain (loss)                  (1.87)         (4.00)           .98           3.20            .87
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations               (1.80)         (3.92)          1.08           3.34           1.07
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                (.07)          (.02)          (.11)          (.16)          (.17)
      From net realized gains                                     --           (.75)         (1.08)         (3.04)          (.30)
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                    (.07)          (.77)         (1.19)         (3.20)          (.47)
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     9.03     $    10.90     $    15.59     $    15.70     $    15.56
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                                  (16.65)%       (26.07)%         7.18%         24.24%          7.30%
   Net assets, end of period (000s omitted)               $   63,676     $   86,546     $  124,030     $  142,759     $  159,375
   Ratio of net expenses to average net assets                  1.01%           .93%           .87%           .82%           .82%
   Ratio of net investment income to average net assets          .61%           .61%           .58%           .82%          1.25%
   Portfolio turnover rate                                        74%            69%            68%            80%           111%

FREMONT U.S. SMALL CAP FUND                                                       YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $    11.11     $    18.70     $    15.74     $     8.87     $     9.57
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment loss                                       (.13)          (.07)          (.08)          (.02)          (.04)
      Net realized and unrealized gain (loss)                  (3.32)         (5.84)          4.42           7.49           (.66)
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations               (3.45)         (5.91)          4.34           7.47           (.70)
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                  --             --             --             --             --4
      From net realized gains                                     --          (1.68)         (1.38)          (.60)            --4
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                      --          (1.68)         (1.38)          (.60)            --4
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     7.66     $    11.11     $    18.70     $    15.74     $     8.87
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN1                                                 (31.05)%       (33.73)%        27.75%         84.60%         (7.29)%
   Net assets, end of period (000s omitted)               $   31,563     $   46,060     $   72,067     $   29,579     $    7,367
   Ratio of net expenses to average net assets2                 1.56%          1.50%          1.50%          1.50%          1.50%
   Ratio of gross expenses to average net assets2               1.88%          1.89%          1.83%          2.15%          2.85%
   Ratio of net investment loss to average net assets          (1.27)%         (.52)%         (.45)%         (.75)%         (.52)%
   Portfolio turnover rate                                       108%           134%           148%           161%           273%

For footnote references, see "Notes to Financial Highlights" on page 42.

38  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or loss) of an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FREMONT U.S. MICRO-CAP FUND                                                       YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $    25.22     $    34.99     $    28.36     $    16.34     $    22.69
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)                              (.35)          (.13)           .02           (.18)          (.25)
      Net realized and unrealized gain (loss)                  (6.44)         (6.69)         13.03          17.94          (4.86)
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations               (6.79)         (6.82)         13.05          17.76          (5.11)
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                  --             --           (.02)            --             --
      From net realized gains                                     --          (2.95)         (6.40)         (5.74)         (1.24)
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                      --          (2.95)         (6.42)         (5.74)         (1.24)
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $    18.43     $    25.22     $    34.99     $    28.36     $    16.34
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                                  (26.92)%       (20.05)%        46.07%        110.46%        (23.45)%
   Net assets, end of period (000s omitted)               $  401,068     $  600,259     $  825,973     $  300,503     $  120,016
   Ratio of net expenses to average net assets2                 1.61%          1.60%          1.57%          1.82%          1.94%
   Ratio of net investment income (loss)
    to average net assets                                      (1.33)%         (.47)%          .06%          (.97)%        (1.22)%
   Portfolio turnover rate                                        68%            90%           117%           164%           170%

FREMONT REAL ESTATE SECURITIES FUND                                        YEAR ENDED OCTOBER 31                     PERIOD FROM
-----------------------------------------------------------------------------------------------------------------    12/31/97 TO
                                                             2002           2001           2000           1999         10/31/98
                                                             ----           ----           ----           ----        ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $     8.22     $     7.79     $     7.51     $     7.98     $    10.00
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .39            .21            .43            .35            .19
      Net realized and unrealized gain (loss)                   (.11)           .61            .35           (.34)         (2.07)
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations                 .28            .82            .78            .01          (1.88)
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                (.38)          (.36)          (.43)          (.39)          (.14)
      From net realized gains                                     --           (.03)          (.07)          (.09)            --
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                    (.38)          (.39)          (.50)          (.48)          (.14)
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     8.12     $     8.22     $     7.79     $     7.51     $     7.98
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN1                                                   3.12%         10.43%         10.59%          (.07)%       (18.78)%
   Net assets, end of period (000s omitted)               $   20,181     $   18,443     $   25,829     $   31,499     $   33,482
   Ratio of net expenses to average net assets2,6               1.50%          1.50%          1.50%          1.50%          1.09%*
   Ratio of gross expenses to average net assets2,6             1.62%          2.06%          2.10%          1.88%          1.80%*
   Ratio of net investment income
    to average net assets                                       4.19%          4.14%          5.51%          4.32%          4.10%*
   Portfolio turnover rate                                        79%           122%            91%           198%           196%

For footnote references, see "Notes to Financial Highlights" on page 42.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  39

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or loss) of an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FREMONT BOND FUND                                                                 YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.57     $     9.73     $     9.66     $    10.44     $    10.23
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .41            .54            .61            .60            .60
      Net realized and unrealized gain (loss)                    .13            .95            .15           (.60)           .41
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations                 .54           1.49            .76             --           1.01
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                (.47)          (.53)          (.69)          (.60)          (.62)
      From net realized gains                                   (.13)          (.12)            --           (.18)          (.18)
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                    (.60)          (.65)          (.69)          (.78)          (.80)
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $    10.51     $    10.57     $     9.73     $     9.66     $    10.44
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN1                                                   5.43%         15.79%          8.33%           .01%         10.31%
   Net assets, end of period (000s omitted)               $1,150,534     $  921,323     $  227,450     $  184,435     $  228,001
   Ratio of net expenses to average net assets2,7                .59%           .57%        1.83%9            .60%           .60%
   Ratio of  gross expenses to average net assets2,7             .64%           .63%          1.90%           .67%           .72%
   Ratio of net investment income
    to average net assets                                       3.75%          4.90%          6.44%          6.01%          5.92%
   Portfolio turnover rate                                        81%           160%           176%           298%           256%

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND                                     YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $    11.16     $    10.87     $    10.67     $    11.25     $    10.99
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .48            .51            .50            .51            .51
      Net realized and unrealized gain (loss)                   (.08)           .29            .21           (.58)           .26
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations                 .40            .80            .71           (.07)           .77
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                (.48)          (.51)          (.51)          (.51)          (.51)
      From net realized gains                                     --             --            --4             --             --
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                    (.48)          (.51)          (.51)          (.51)          (.51)
                                                          ----------     ----------     ----------     ----------     ----------

   NET ASSET VALUE, END OF PERIOD                         $    11.08     $    11.16     $    10.87     $    10.67     $    11.25
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN1                                                   3.65%          7.49%          6.78%          (.68)%         7.16%
   Net assets, end of period (000s omitted)               $   60,570     $   65,153     $   62,800     $   63,919     $   64,011
   Ratio of net expenses to average net assets2                  .53%           .49%           .49%           .45%           .47%
   Ratio of  gross expenses to average net assets2               .67%           .69%           .70%           .64%           .67%
   Ratio of net investment income
    to average net assets                                       4.32%          4.57%          4.70%          4.59%          4.55%
   Portfolio turnover rate                                        22%             6%            13%             6%             9%

For footnote references, see "Notes to Financial Highlights" on page 42.

40  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or loss) of an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FREMONT MONEY MARKET FUND                                                         YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                             ----           ----           ----           ----           ----
SELECTED PER SHARE DATA
   For one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                          ----------     ----------     ----------     ----------     ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                      .02            .05            .06            .05            .05
                                                          ----------     ----------     ----------     ----------     ----------
         Total income from investment operations                 .02            .05            .06            .05            .05
                                                          ----------     ----------     ----------     ----------     ----------

   LESS DISTRIBUTIONS
      From net investment income                                (.02)          (.05)          (.06)          (.05)          (.05)
                                                          ----------     ----------     ----------     ----------     ----------
         Total distributions                                    (.02)          (.05)          (.06)          (.05)          (.05)
                                                          ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                         $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                                    1.77%          4.67%          5.99%        4.89%1         5.45%1
   Net assets, end of period (000s omitted)               $  870,105     $  777,523     $  707,992     $  760,950     $  717,291
   Ratio of net expenses to average net assets5                  .42%           .42%           .42%           .37%           .29%
   Ratio of  gross expenses to average net assets5               .42%           .42%           .42%           .42%           .44%
   Ratio of net investment income to average net assets         1.75%          4.54%          5.80%          4.83%          5.33%

For footnote references, see "Notes to Financial Highlights" on page 42.

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  41

                         NOTES TO FINANCIAL HIGHLIGHTS

The following notes are being used as referenced items in the Financial Highlights of the Funds presented on pages 36 through 41.

1 Total return would have been lower had the advisor not waived and/or reimbursed expenses. Total return is not annualized in periods less than one year.

2 The Advisor waived and/or reimbursed some of its fees for the Funds. Prior to December 11, 1999, the waivers have been voluntary. The Advisor is now contractually obligated to limit fund expenses. However, these limits may be changed by the Board of Directors. For the Bond Fund and the Money Market Fund, all fees waived in the past cannot be recouped in the future.

     Ratios of expenses have been disclosed both before and after the impact of these various waivers and/or reimbursements under each Fund's Financial Highlights table.

     For the International Growth Fund, the New Era Value Fund, the Large Cap Growth Fund, the U.S. Small Cap Fund, the Real Estate Securities Fund, and the California Intermediate Tax-Free Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, a Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund.

     For the International Growth Fund and the Real Estate Securities Fund, the Advisor contractually limited the total operating expenses to 1.50% of average net assets.

     For the U.S. Small Cap Fund, the Advisor limited the total operating expenses to 1.60% of the average net assets beginning March 1, 2002.

     For the New Era Value Fund and the Large Cap Growth Fund, the Advisor contractually limited the total operating expenses to 1.20% and 1.40%, respectively, of average net assets.

     For the Bond Fund, the Advisor contractually waived 0.05% out of the 0.15% administrative fee beginning on March 1, 1999.

     For the California Intermediate Tax-Free Fund, the Advisor contractually limited the total operating expenses to 0.55% of average net assets beginning March 1, 2002.

     Prior to March 1, 2002, the total operating expense limit for the U.S. Small Cap Fund and the California Intermediate Tax-Free Fund were 1.50% and 0.49%, respectively.

3 Under the terms of the Advisory agreement, the Advisor receives a single management fee from the U.S. Micro-Cap Fund, and is obligated to pay all expenses of the Funds except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of those Funds.

4    Less than $.01 per share.

5 Administrative fees were voluntarily waived in their entirety prior to March 1, 1999.

6    Operating expenses were voluntarily limited to 0.50% prior to July 1, 1998.

7 Administrative fees were voluntarily waived in their entirety prior to March 1, 1998.

8 Effective April 19, 2002, the International Growth Fund imposed a short-term redemption fee on shares purchased and held less than 30 days. The fee is 2% of the redemption value and is deducted from the redemption proceeds.

9 Ratio of net expenses to average net assets excluding interest expense is 0.62%.

*    Annualized

42  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.548.4539

--------------------------------------------------------------------------------

FREMONT'S PRIVACY STATEMENT

Fremont Mutual Funds, Inc. is committed to protecting your personal information. Privacy and security are fundamental elements of Fremont's commitment to service. We understand the importance you place on protecting information that personally identifies you or your investment account. We refer to all this data as "personal information," which includes, but is not limited to your:

     o    First and last name           o    Social Security Number
     o    Physical address, zip code    o    Birth date
     o    Email address                 o    Phone and fax numbers
     o    Account number                o    Account type
     o    Account balance               o    Fund name(s)

FREMONT DOES NOT SELL PERSONAL INFORMATION ABOUT OUR CUSTOMERS OR FORMER CUSTOMERS TO ANYONE. We will only share personal information as needed within our organization and with non-affiliated third parties as stated in this Privacy Statement, unless we give you additional notice or ask for your permission.

In the course of business Fremont may provide your personal information to the following parties:

SERVICE PROVIDERS: Fremont may share your personal information with authorized service providers who need this information to perform services related to processing your requests and transactions. In general, these service providers consist of custodians, transfer agents, authorized broker-dealers, banks, or other financial institutions and their intermediaries.

FEDERAL AND STATE REGULATORS: At times, Fremont may need to disclose or report personal information when we believe in good faith that disclosure is required under law.

Your personal information will only be used to manage or maintain your account. To do so, we may share your personal information with an agent or affiliate. This personal information is protected with a strict confidentiality agreement, and companies that we hire to provide support services or act as our agent must conform to our privacy standards. We do not allow any non-affiliated company to retain your personal information longer than necessary to provide its product or service, unless you grant us permission to do so.

Fremont's corporate policies require that employees with access to confidential customer information may not use or disclose the information except for business use. All employees are required to safeguard such information, as specified in their confidentiality agreements with Fremont. We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

USA PATRIOT ACT

Under new rules required by the USA PATRIOT ACT, we may ask you to provide various identification documents or other information. Until you provide the information we need, we may not be able to open an account or effect any transactions for you. The Act was designed to detect, deter and punish terrorists in the United States and abroad and consequently imposes new anti-money laundering requirements on financial institutions. These requirements necessitate our obtaining such identification documents from you. We thank you for your cooperation and hope that you will support us in our efforts to deny terrorist groups access to America's financial system.

If you have any questions or comments about our privacy or anti-money laundering practices, please contact us at 800.548.4539.

--------------------------------------------------------------------------------

WWW.FREMONTFUNDS.COM                                    FREMONT MUTUAL FUNDS  43

FREMONT MUTUAL FUNDS

FOR MORE INFORMATION

In addition to the Fund information contained in this Prospectus, you may also request the following free publications from Fremont Mutual Funds:

o ANNUAL AND SEMI-ANNUAL REPORTS Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

o    STATEMENT  OF  ADDITIONAL  INFORMATION  This  publication  gives  you  more
     information   about  each  Fund's  investment   strategy.   Legally  it  is
     "incorporated by reference," or considered part of, this Prospectus.

You may also review and copy these publications at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling
202.942.8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet web site at WWW.SEC.GOv, or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102, or

o    For a fee, by sending an e-mail request to: PUBLICINFO@SEC.GOV.

[LOGO]fremont
      FREMONT INVESTMENT ADVISORS

FOR GENERAL INFORMATION:
800.548.4539, OR 508.871.9529 (OUTSIDE U.S.).
PLEASE VISIT OUR WEB SITE AT: WWW.FREMONTFUNDS.COM

FOR INSTITUTIONAL OR FINANCIAL ADVISOR CLIENTS: 800.565.0254

SEC File No: 811-05632

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202.
Copyright 2003 Fremont Mutual Funds, Inc. All rights reserved.

P010-0310

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FREMONT MUTUAL FUNDS, INC.
            Prospectus | March 1, 2003 as amended October 10, 2003

--------------------------------------------------------------------------------

     o    Institutional U.S. Micro-Cap Fund

     o    Institutional Yield+ Fund

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. It is a criminal offense to represent otherwise.

                                 FREMONT [LOGO]
                                                     FREMONT INVESTMENT ADVISORS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FREMONT MUTUAL FUNDS

Institutional U.S. Micro-Cap Fund                                              2

Institutional Yield+ Fund                                                      4

About the Advisor                                                              6


SHAREHOLDER GUIDE

How to Invest                                                                  7

How to Sell Your Shares                                                        9

Dividends, Distributions, and Taxes                                           12


APPENDIX

Investment Terms                                                              13

Financial Highlights                                                          15

Fremont's Privacy Statement                                                   16

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

OBJECTIVE

The  Fremont   Institutional   U.S.   Micro-Cap  Fund  seeks  long-term  capital
appreciation.

PRINCIPAL STRATEGY

The Fund invests in stocks of U.S. micro-cap companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. exchanges and on the over-the-counter market (OTC).

Normally, the Fund will invest at least 80% of its assets in U.S. micro-cap stocks. Fund management is committed to keeping a micro-cap focus for the overall portfolio, but is not obligated to sell a security that has appreciated beyond the micro-cap capitalization range.

Fund management seeks to identify companies early in their growth cycle. Emphasis is placed on those companies possessing a variety of characteristics, such as a leading market position, an entrepreneurial management team, and a focused business plan. They may also consider companies whose growth potential has been enhanced by new products, new market opportunities, or new management. To select stocks, Fund management:

o Focuses on business sectors where they believe the level of innovation is greatest, such as technology, health care, consumer, and services.

o Uses fundamental analysis to identify small, relatively unknown companies that exhibit the potential to become much larger and more successful.

o    Meets with corporate managers to discuss business plans and strategies.

Fund management will normally sell a security when the company's fundamentals begin to deteriorate or its stock has become over-valued. Based on their judgement, they may sell some or all of a position to adjust a stock's overall weighting in the portfolio.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in micro-cap companies. These risks may include a relatively short earnings history, competitive conditions, less publicly available corporate information, and a reliance on a limited number of products.

Since these companies may still be dominated by their founder, they may lack depth of managerial talent.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market move-

--------------------------------------------------------------------------------

PERFORMANCE*

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 53.05% for the quarter ending 12/31/99. The lowest return for a quarter was -28.51% for the quarter ending 9/30/98. The Fund's year-to-date return as of 12/31/02 was -31.56%. Past performance (before and after taxes) is no indication of future performance.

  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
 19.78% -17.07%  54.23%  52.29%  13.55%   5.53% 140.26%  -4.73%   7.51%  -31.56

Effective 3/1/03, the Fund changed its benchmark index from the Russell 2000 Index to the Russell 2000 Growth Index. The Advisor believes that the Russell 2000 Growth Index more closely represents the managers's growth oriented style. For comparison purposes, both indexes are shown to the right.

--------------------------------------------------------------------------------
* Fund returns reflect performance of a separate account, the post-venture fund of Fund A of Bechtel Group Inc.'s retirement plan, net of fees and expenses of the separate account. On 8/6/97, the assets of the separate account were transferred to and became the Fremont Institutional U.S. Micro-Cap Fund. The separate account was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance.

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

                              1 Year    5 Years    10 Years
                              -----------------------------
Before Taxes                  -31.56%    12.19%     16.98%

After Taxes
on Distributions1             -31.56%     8.42%     14.79%

After Taxes on
Distributions and
Sale of Fund Shares1          -19.38%      8.86%    14.12%

RUSSELL GROWTH 2000 INDEX
(Does not reflect deductions
for fees, expenses or taxes)
                              1 Year    5 Years    10 Years
                              -----------------------------
                               30.26%    -6.59%      2.62%

RUSSELL 2000 INDEX
(Does not reflect deductions
for fees, expenses or taxes)
                              1 Year    5 Years    10 Years
                              -----------------------------
                              -20.48%    -1.36%      7.16%

(See "Investment Terms" on page 13 for a description of the index.)

2  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.565.0254
--------------------------------------------------------------------------------

AGGRESSIVE GROWTH
--------------------------------------------------------------------------------

ments than larger companies.

The stocks of many micro-cap companies are traded on the over-the-counter (OTC) market rather than on the New York or American Stock Exchanges. Sometimes, buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund's investments and its shares may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Redemption Fees (None)+

Annual Fund Operating Expenses
   Deducted from Fund assets

Management Fees ......................   1.00%
Distribution (12b-1) Fees ............    None
Other Expenses++ .....................   0.29%
   Total Annual Fund
      Operating Expenses .............   1.29%

+    The Transfer Agent charges a $10 service fee on wire redemptions.
++ The Advisor is indefinitely obligated by contract to limit the Fund's expenses to 1.35%. However, this limit may be changed with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Fremont Institutional
   U.S. Micro-Cap Fund

  1 Year    3 Years    5 Years    10 Years
--------------------------------------------
   $131       $409       $708      $1,556

This example assumes:

o That you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year and all dividends are reinvested.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Fremont Institutional U.S. Micro-Cap Fund is managed by Sub-Advisor, Kern Capital Management LLC (KCM). KCM was founded in 1997, by Robert E. Kern, Jr., CEO, and David G. Kern, president. As of December 31, 2002, KCM managed over $1.1 billion in assets.

Bob Kern has been the lead portfolio manager of the Fund since its inception in 1997. The Fund is co-managed by David Kern, CFA.

The Fund's four senior investment managers (Bob Kern, David Kern, Gregory A. Weaver, CFA and Stephen F. Roseman) are responsible for investment research and selection of individual portfolio investments within their respective sectors of expertise.

Greg Weaver, senior vice president, joined KCM in 1997 as senior research analyst and became a senior investment manager for the Fund in 2001.

Stephen Roseman, senior vice president, joined KCM in 2003. From 1997 to 2003 he was employed by OppenheimerFunds, most recently as senior equity analyst for the Oppenheimer Discovery Fund.

--------------------------------------------------------------------------------
WHAT IS A "MICRO-CAP" STOCK?

A "micro-cap" stock has a total stock market capitalization that places it among the smallest 5% of publicly traded stocks in the United States. As of December 31, 2002, the market capitalizations of these stocks ranged from $10 million to $569 million.

The Fund's investment universe represents the least efficient segment of the equities market and is a breeding ground for entrepreneurial companies. Micro-cap companies typically receive less Wall Street research coverage than larger public companies. The key to successful micro-cap investing is identifying these up-and-coming companies before they are recognized by others.
--------------------------------------------------------------------------------

WWW.FREMONTINSTITUTIONAL.COM                             FREMONT MUTUAL FUNDS  3
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

FREMONT INSTITUTIONAL YIELD+ FUND

OBJECTIVE

The Fremont Institutional Yield+ Fund seeks to provide a higher level of current income than a money market fund while maintaining a very low degree of share price fluctuation.

PRINCIPAL STRATEGY

The Fund invests in a diversified portfolio of short-term debt securities with maturities of three years or less. A longer maturity provides an opportunity for a higher level of income.

To help limit fluctuations in share price, under normal conditions, the Fund's maximum average maturity will be less than one year.

The Fund may invest in: commercial paper, corporate bonds, certificates of deposit, government notes and bonds that are rated investment grade (Baa/BBB or better) by Moody's or Standard & Poor's, or those of comparable quality. The Fund will focus on those issuers with positive or improving credit fundamentals.

Fund management seeks to manage the Fund's credit risk by identifying securities that are unlikely to experience default in principal and interest payments. To determine which securities present the best investment opportunities, Fund management analyzes a variety of macro- and micro-economic factors, including the issuer's:

o    business condition;

o    competitive position; and

o    general financial health.

Fund management will normally sell a security when it no longer represents a good value, when greater risk/return potential exists in an alternative position, or when the security no longer fits with the Fund's strategy.

MAIN RISKS

The Fund is designed for investors who understand the risks of investing in investment grade debt securities. The Fund will be subject to changes in interest rates, the credit-worthiness of the debt issuers, and economic conditions that may lower the value of individual securities or the entire portfolio.

Generally, as interest rates rise, the value of a security will decline. The value of a security may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit rating. Generally, a longer maturity

--------------------------------------------------------------------------------

PERFORMANCE*

The annual performance chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 1.19% for the quarter ending 12/31/02. The lowest return for a quarter was -2.77% for the quarter ending 6/30/02. The Fund's year-to-date return as of 12/31/02 was -0.96%. Past performance (before and after taxes) is no indication of future performance.

2002 -0.96%

--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

COMPARATIVE RETURNS

The "Comparative Returns" table provides some indication of the risks of investing in the Fund by comparing its performance to that of its benchmark index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

FREMONT INSTITUTIONAL YIELD+ FUND
                                     Since Inception
                              1 Year     11/1/01
                              -----------------------
Before Taxes                  -0.96%      -0.49%

After Taxes
on Distributions1             -1.87%      -1.40%

After Taxes on
Distributions and
Sale of Fund Shares1          -0.59%      -0.82%

MONEY FUND REPORT AVERAGES (TM)
FIRST TIER (Plus 50 basis points)
                                          Since
                              1 Year     11/1/01
                              -----------------------
                               1.62%       1.71%

(See "Investment Terms" on page 13 for a description of the index.)

4  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.565.0254
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

date for a security increases the risk and its yield.

Although the Fund seeks to keep the fluctuation in share price to a minimum, there is no guarantee that it will succeed. The Fund will be more volatile than a money market fund. There is the risk that you may lose money on your investment.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Redemption Fees (None)+

Annual Fund Operating Expenses
   Deducted from Fund assets

Management Fees ......................   0.50%
Distribution (12b-1) Fees ............    None
Other Expenses .......................   0.40%
   Total Annual Fund
      Operating Expenses++ ...........   0.90%
   Less Fees Waived
      and Reimbursed+++ ..............   0.20%
   Net Operating Expenses ............   0.70%

+    The Transfer Agent charges a $10 service fee on wire redemptions.
++   Based on estimated amounts for the current year.
+++ The Advisor is indefinitely obligated by contract to limit the Fund's expenses to 0.70%. However, this limit may be changed with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Fremont Institutional Yield+ Fund

  1 Year    3 Years    5 Years    10 Years
--------------------------------------------
    $72       $224       $390       $871

This example assumes:

o That you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year and all dividends are reinvested.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT The Fremont Institutional Yield+ Fund is managed by Fremont Investment Advisors, Inc. The Fund is co-managed by Norman Gee, senior vice president, and Michelle Romano, assistant vice president.

Mr. Gee has over 20 years of professional money investment experience with the Advisor. He has served as portfolio manager of the Fremont Money Market Fund since its inception on November 18, 1988. Ms. Romano joined the Advisor in 1996 as an analyst and became a portfolio manager in 1999.

[PHOTOS]
Norman Gee    Michelle Romano

WWW.FREMONTINSTITUTIONAL.COM                             FREMONT MUTUAL FUNDS  5
--------------------------------------------------------------------------------

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT INVESTMENT RISK

The following are risks associated with investing in the Fremont Funds described in this prospectus. These risks should be taken into consideration in addition to the Main Risks discussed in the Main Risks section for each Fund (pages 2 and 4).

o Portfolio Turnover: The Funds generally intend to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the manager needs to raise cash or feels that the investment has served its purpose. Also, stocks or bonds may be sold sooner than anticipated due to unexpected changes in the markets, or in the company that issued the securities. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

A high portfolio turnover rate may result in higher costs relating to brokerage commissions, dealer mark-ups and other transaction costs. The sale of securities may also create taxable capital gains.

o Temporary Defensive Measures: From time to time, a Fund may invest a portion of its assets in money market securities as a temporary defensive measure.

Of course, a Fund cannot pursue its stated investment objective while taking these defensive measures.

--------------------------------------------------------------------------------

ABOUT THE ADVISOR

Fremont Investment Advisors, Inc. (referred to in this prospectus as the "Advisor"), located at 333 Market Street, Suite 2600, San Francisco, California, provides the Fremont Institutional U.S. Micro-Cap Fund and the Fremont Institutional Yield+ Fund (the "Funds") with investment management and administrative services. The Advisor was formed in 1986 by a group of investment professionals that served as the in-house investment management team for Bechtel Group, Inc., the global engineering firm.

These professionals have provided investment management services to the Bechtel Retirement Plan and the Bechtel Foundation since 1978. The Advisor now manages investments for institutions and individuals, in addition to continuing to service the Bechtel Group. The Advisor's Investment Committee oversees the portfolio management of the Funds.

The Fremont Institutional U.S. Micro-Cap Fund and the Fremont Institutional Yield+ Fund paid management fees to the Advisor of 1.15% and 0.65% respectively, of average daily net assets over the past fiscal year.

The Sub-Advisor

In addition to directly managing the Funds, the Advisor has hired an investment management firm, Kern Capital Management LLC (referred to as the "sub-advisor"), to manage the Fremont Institutional U.S. Micro-Cap Fund. The sub-advisor also manages the Fremont U.S. Small Cap Fund, the Fremont U.S. Micro-Cap Fund and a portion of the Fremont Global Fund, and is partially owned by the Advisor.

Even though the Advisor may hire a sub-advisor, the Advisor may choose to manage all or a portion of the Funds' portfolio directly. The sub-advisor is paid by the Advisor and not by the Funds.

In 1996, Fremont Mutual Funds and the Advisor obtained from the Securities and Exchange Commission an order that permits the Advisor to hire and terminate sub-advisors, and modify sub-advisory agreements without the prior approval of shareholders. Fremont Mutual Funds' Board of Directors reviews and approves the hiring of new sub-advisors. If the Advisor hires a new sub-advisor or materially changes a sub-advisory agreement, the Advisor will notify shareholders of all changes including sub-advisory fees.

6  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.565.0254

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO INVEST

The minimum initial investment in the Fremont Institutional U.S. Micro-Cap Fund and the Fremont Institutional Yield+ Fund is $250,000 for all types of accounts.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, Fremont is required to obtain the name, address, date of birth, Social Security Number and other information for all owners. If, after reasonable efforts Fremont cannot verify your identity, your account will be closed and the proceeds redeemed at the calculated next net asset value.

-----------------------------------------------------------------------------------------------------
INVESTMENT METHOD TO OPEN AN ACCOUNT                        ADD TO YOUR INVESTMENT
-----------------------------------------------------------------------------------------------------
By Mail         Mail in an Account Application with your    Mail your check payable to Fremont
                check for at least $250,000 payable to      Mutual Funds for $5,000 or more.
                Fremont Mutual Funds. Fremont will not
                accept third party checks, temporary
                checks, cash, credit cards, credit card
                checks, travelers checks or money
                orders.
------------    ----------------------------------------    -----------------------------------------
By Telephone    Use the Telephone Exchange Privilege to     Use the Telephone Exchange Privilege to
(Telephone      move $250,000 or more from an existing      move your investment from one Fremont
Exchange)       Fremont fund account into a new,            fund to another. Please note that
                identically registered account. To use      exchanges between funds in
                the Telephone Exchange Privilege, you       non-retirement accounts are subject to
                must first sign up for the privilege by     capital gains taxes.
                checking the appropriate box on your
                Account Application. After you sign up,
                please allow time for Fremont to open
                your account.
------------    ----------------------------------------    -----------------------------------------
By Telephone                  --                            Transfer money from your bank to your
(Autobuy                                                    Fremont account by telephone. You must
Program)                                                    sign up for this privilege on your
                                                            Account Application, and attach a voided
                                                            check.
------------    ----------------------------------------    -----------------------------------------
By Wire                       --                            Call 800.548.4539 to request bank
                                                            routing information for wiring your
                                                            money to Fremont. Not available for IRA
                                                            accounts.
=====================================================================================================

WWW.FREMONTINSTITUTIONAL.COM                             FREMONT MUTUAL FUNDS  7

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW WHEN MAKING AN INVESTMENT

How a mutual fund is priced

The Fund's net asset value, or NAV, is the price of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the total by the number of shares outstanding.

The Fund's NAV is calculated after the close of trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each day that the exchange is open for trading ("Closing Time").

The Fund values its portfolio securities and assets using price quotes from the primary markets in which they are traded. If prices are not readily available, values will be determined using a method adopted by the Fund's Board of Directors. This value may be higher or lower than the securities' closing price in their relevant markets.

When an order to buy (or sell) is considered received

Your investment and your application must both be received by Closing Time in order for you to receive that day's price.

All orders  received  after  Closing Time will be processed  with the next day's
NAV.

An order is considered received when the completed application (for a new account) or information identifying the account, plus any required documents and the investment are received in good order by PFPC, Inc., Fremont's transfer agent.

Other purchasing policies

Fremont Funds are available only to U.S. citizens and resident aliens.

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Fremont Mutual Funds does not accept third party checks, temporary checks, cash, credit cards, credit card checks, travelers checks or money orders.

If you purchase shares by check, and then you sell those shares, your payment may be delayed until your purchase check has cleared.

If Fremont receives notice of insufficient funds for a purchase made by check or autobuy, the purchase will be canceled and you will be liable for any related losses or fees the Fund or its transfer agent incurs.

During times of extreme market volatility, it may be difficult to purchase shares by telephone. The transfer agent will do its best to accommodate all Fremont shareholders, but you should consider using overnight mail if you find that you are unable to get through on the telephone.

Abusive trading practices

Fremont does not permit excessive short-term trading, market-timing, or other abusive trading practices in our Funds. These practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgement, has been or may be disruptive to a fund. Fremont defines abusive trading practices as making six or more complete exchanges--into and out of--one fund within a 12-month period.

Fremont also reserves the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges when making purchase and exchange requests or account inquiries.

Fremont may modify exchange privileges by giving 60 days' written notice to shareholders.

Investing through other investment firms

You may purchase or redeem shares of the Fund through authorized broker-dealers, banks, or other financial institutions. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by Fremont Mutual Funds.

8  FREMONT MUTUAL FUNDS                             CALL TOLL FREE: 800.565.0254

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO SELL YOUR SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next calculated NAV, or share price, after your request, along with all required documents and/or forms described on page 10, are received by the transfer agent.

When you sell your shares, you may choose one of the selling methods described in the table below, as well as how you would like to receive your money.

Fremont has put several safeguards in place which are intended to protect the interests of our shareholders. By providing all the information requested when you sell your shares, you help us to complete your order in as timely a manner as possible.

--------------------------------------------------------------------------------
SELLING METHOD      FEATURES AND REQUIREMENTS
--------------------------------------------------------------------------------
By Mail             Mail your instructions to:    If you are using overnight
                    Fremont Mutual Funds, Inc.    mail:
                    Shareholder Services          Fremont Mutual Funds, Inc.
                    P.O. Box 9769                 c/o PFPC, Inc.
                    Providence, RI 02940-9769     101 Sabin Street
                                                  Pawtucket, RI  02860
----------------    ------------------------------------------------------------
By Telephone        The Telephone Redemption Privilege allows you to redeem your
(Telephone          shares by phone. You must make your telephone redemptions by
Redemption          Closing Time to receive that day's price. You must provide
Privilege)          written authorization to add this privilege to your account prior to making the request.
----------------    ------------------------------------------------------------
By Automatic        The Automatic Withdrawal Plan (explained more fully on page
Withdrawal Plan     10) lets you set up automatic monthly, quarterly, or annual redemptions from your account in specified dollar amounts
                    ($100 minimum). To establish this feature, complete an
                    Account Maintenance form which is available by calling
                    800.548.4539.
--------------------------------------------------------------------------------

How would you like to receive your money?

o    By Check - Your check will be sent by regular mail to your address on file.

o    By Wire - There is a $10 service fee.

o By Electronic Transfer - Please allow 3 business days. Before placing your order, check to make sure that your financial institution can receive electronic transfers made through the Automated Clearing House.

--------------------------------------------------------------------------------

WWW.FREMONTINSTITUTIONAL.COM                             FREMONT MUTUAL FUNDS  9

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SPECIAL SERVICES AVAILABLE

Automatic Withdrawal Plan

This convenient service allows you to arrange to receive as little as $100 from a Fremont account on either a monthly, quarterly, or annual basis. There is currently no charge for this service, but there are several policies you should be aware of:

o Redemptions by check will be made on the 15th and/or the last business day of the month.

o Redemptions made by electronic transfer will be made on the date you indicate on your Automatic Withdrawal Form.

o If the withdrawal date falls on a weekend or holiday we will process the transaction on the prior business day.

o You may also request automatic exchanges and transfers of a specified dollar amount.

Wire Transfer

You may wish to wire the proceeds of a redemption from your Fremont account to another financial institution. If you wire money from your Fremont account, shares from your Fremont account are sold on the day we receive your instructions (if you call before the Closing Time).

Generally, the wire transfer is processed the next business day. The money should arrive at your financial institution the same day the wire is sent.

In order to use the wire redemption feature, bank account instructions must be established prior to the request. You may authorize the wire privilege on your new account application, or by written instruction with a signature guarantee, and provide Fremont with bank account instructions. A $10 fee applies each time you wire money from your Fremont account.

--------------------------------------------------------------------------------

What You Should Know Before Redeeming Shares

How we determine the redemption price

The price at which your shares will be redeemed is determined by the time of day PFPC, Inc., Fremont's transfer agent, or another authorized agent, receives your redemption request.

If a request is received before Closing Time, the redemption price will be the Fund's net asset value reported for that day. If a request is received after Closing Time, the redemption price will be the Fund's net asset value reported for the next day the market is open.

How to redeem at today's price

If you have signed up for the Telephone Redemption Privilege, you may call in your redemption request before Closing Time to receive that day's share price. Or, you may arrange to have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to PFPC, Inc. before Closing Time.

Redemptions in Kind

In extreme conditions, there is a possibility that Fremont may honor all or some of a redemption amount as a "redemption in kind." This means that you could receive some or all of your redemption in readily marketable securities held by the Fund. You would also be responsible for paying any broker commissions.

About redemption checks

Normally, redemption proceeds will be mailed within three days after your redemption request is received although it can take up to 7 days. The Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase.

Redemption checks are made payable to the shareholder(s) of record; if you wish for the check to be made payable to someone other than the account owners, you must submit your request in writing, and the signatures of all shareholders of record must be guaranteed. For more information about a "signature guarantee" please see page 11.

If your account balance falls below $200,000, the Fund has the right to redeem your shares after giving you 60 days' notice.

When you can't redeem

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays),

10  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.565.0254

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES (CONT.)

when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

During times of extreme market volatility, it may be difficult to sell shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through by telephone.
                                                           (continued next page)

When additional documentation is required

Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request.

For more information, please call 800.548.4539.

When you need a signature guarantee

Certain requests must include a Medallion signature guarantee, which is designed to protect you and Fremont from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

o    You wish to redeem more than $50,000 worth of shares.

o The check is being mailed to an address different from the one on your account (address of record).

o    The check is being made payable to someone other than the account owner.

o    You are instructing us to change your bank account information.

How to obtain a signature guarantee

You should be able to obtain a Medallion signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

If you would like more information about the signature guarantee, or would like to sign up for the Telephone Redemption Privilege after you have already opened your account, please call 800.548.4539.

--------------------------------------------------------------------------------

Monitoring Your Investment

There are a variety of ways to track your mutual fund investment. Most major newspapers carry daily mutual fund listings.

You can check fund prices, your account balances, and process transactions by calling our 24-hour automated line at 800.548.4539.

In addition, you will receive statements and reports regarding your account on a regular basis:

o Confirmation statements will be sent when you make a transaction in your account or change your account registration.

o Quarterly statements, with account information as of the end of March, June, September and December.

o    Annual and Semi-Annual Reports for shareholders.

You can request duplicate statements or copies of your historical account information by calling 800.548.4539.

Internet Resources

Visit www.fremontinstitutional.com for in-depth information on Fremont's funds, sub-advisors, portfolio and performance information. This password-protected site is designed to help financial advisors and institutional investors access quality research to help them make intelligent investment decisions.

Individual shareholders may track their investments using Online Account Access on our retail Web site at www.fremontfunds.com.

WWW.FREMONTINSTITUTIONAL.COM                            FREMONT MUTUAL FUNDS  11

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Dividends and capital gains distributions help your investment grow

A Fund pays dividends based on the income that it has received from its investments. The dividends may be taxed as ordinary income. Capital gains distributions occur when your Fund pays out gains realized on its sale of investment securities.

When you open a taxable account, you should specify on your application how you would like to receive your distributions and dividends.

As an investor, there are five different ways you can choose to receive dividends and distributions:

o Automatically reinvest all dividends and capital gains distributions in additional shares.

o    Receive all distributions of

--------------------------------------------------------------------------------
FREMONT FUND                            DIVIDENDS                DISTRIBUTIONS
--------------------------------------------------------------------------------
Institutional U.S. Micro-Cap            Annually                 Annually
Institutional Yield+                    Monthly                  Annually
--------------------------------------------------------------------------------

income dividends and capital gains in cash.

o Receive income dividends and short-term capital gains distributions in cash and accept long-term capital gains distributions in additional shares.

o Automatically reinvest income and short-term capital gains distributions and receive long-term capital gains distributions in cash.

o Invest all dividends and capital gains distributions in another Fremont fund owned through an identically registered account.

If circumstances change after you make your selection, you can always change your options by calling 800.548.4539.

Policies and Procedures

If you are under age 59 1/2, cash distributions from an IRA are subject to income taxes and penalties. Therefore, all distributions for IRA accounts are automatically reinvested. After age 59 1/2, you may request payment of distributions in cash.

When you reinvest dividends and distributions, the reinvestment price is the Fund's NAV at the close of business on the payable date.

Your Tax ID Number is required

If you have not provided a correct taxpayer identification number, usually a Social Security number, the Fund is required by the Internal Revenue Service
(IRS) to withhold 31% from any dividend and/or redemption that you receive.

--------------------------------------------------------------------------------

TAX CONSIDERATIONS

Tax planning is essential

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is tax-deferred or tax-exempt (for example, an IRA or an employee benefit plan account), the information on this page does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of these tax rules.

Distributions may be taxable

A distribution is a payout of realized investment gains on securities in the Fund's portfolio. When, for example, the Fund sells a stock at a profit, that profit has to be recorded for tax purposes, combined with all the other profits made that year, and distributed to shareholders based on the number of shares held.

Your capital gains distributions are taxed at different rates, depending on how long the Fund owned the security. Long-term capital gains are those from securities held more than 12 months, and short-term capital gains are from securities held less than 12 months.

Distributions are subject to federal income tax, and may also be subject to state or local taxes.

Distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

Capital gains are federally taxable For federal tax purposes, the Fund's:

o Income and short-term capital gains distributions are taxed as dividends, meaning that you'll pay tax at your marginal tax rate on this amount;

o Long-term capital gains distributions are taxed as long-term capital gains (currently at a maximum of 20%).

Tax reporting

Every year, Fremont will send you and the IRS a statement, called a Form 1099-DIV, showing the amount of each taxable distribution you received in the previous year.

Taxes on transactions

A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Your redemptions--including exchanges between Funds--are subject to capital gains tax.

12  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.565.0254

INVESTMENT TERMS
--------------------------------------------------------------------------------

Advisor - A firm that provides investment management and administrative services, in this case, Fremont Investment Advisors, Inc.

Automated Clearing House (ACH) - An outside service provider for Fremont Mutual Funds that transfers money between Fremont and other participating financial institutions.

Benchmark Index - A recognized measure of performance, of stock or bond markets. All mutual funds are required to have a relevant benchmark index, so that investors have a standard by which to judge fund performance over time.

Bond - An IOU issued by a government agency, municipality or private firm. The buyer of a bond is effectively loaning money to the bond issuer, who agrees to pay back the loan on a certain date in the future, and make interest payments during the life of the loan.

Bond Quality - Bonds are rated for their degree of investment risk, or credit-worthiness. Generally, a bond issuer that is considered less credit worthy must pay a higher interest rate to attract buyers. Ratings range from AAA (highly unlikely to default) to D (in default). Investment grade bonds are rated Baa or BBB or above.

Broker-Dealer - A firm that is licensed to carry out a securities transaction. Examples would be Charles Schwab or E*Trade.

Capital Gain - The sale price of an investment less the original purchase price. If the number is positive there is a gain. For example, if the Fund manager buys 10,000 shares of Stock A for $2,000,000 and later sells the same 10,000 shares for $3,000,000, the result is a capital gain of $1,000,000 ($3,000,000 -
$2,000,000 = $1,000,000).

o Short-Term Gains - Capital gains on securities held for less than 12 months.

o    Long-Term Gains - Capital gains on securities held for more than 12 months.

Closing Time - When regular session trading closes on the New York Stock Exchange, usually 4:00 p.m. Eastern time, but sometimes earlier.

Distribution - A payout of realized capital gains on the securities in a Fund's portfolio. Generally, once a year each Fremont Mutual Fund calculates the profits it has made that year on the sale of securities, adds all other profits, and distributes the profits to the Fund's investors based on the number of shares they hold.

Dividend - The payout of income earned on an investment to a  shareholder.  Like
other  mutual  funds,   Fremont  Mutual  Funds  periodically  pay  dividends  to
shareholders based on the income received from investments.

Duration - Measures how sensitive a bond's price is to interest rate changes.

Interest Rate - The rate that a borrower pays a money lender for the use of money. If the issuer of a bond (a government or corporation, for example) pays $600 per year for a $10,000 bond, the interest rate is 6%.

Liquidity - the ability to buy or sell an investment quickly without affecting its price.

Market Capitalization (Market Cap) - The market value of a corporation's stock, determined by multiplying the number of stock shares issued by the market price of a share of stock. Investment managers often use market capitalization as one investment criterion, requiring, for example, that a company have a market capitalization of $100 million or more to qualify as a potential investment.

Maturity - A bond's "maturity" is the date by which a bond issuer promises to repay the principal amount of the bond.

Mutual Fund - An investment company that pools the money of many people to invest in any of a variety of different types of securities. A mutual fund offers investors the advantages of investment diversification and professional management.

Net Asset Value (or NAV) - The price of a single fund share. Calculated by adding up the value of all the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

No-Load Mutual Fund - A type of mutual fund that does not impose a charge for purchasing or redeeming shares, so that all of your money goes to work for you.

Portfolio - An investor's or a Fund's combined holdings.

Portfolio Turnover - The percentage of the dollar value of the portfolio which is replaced each year. This is calculated by dividing the total purchases or sales for the year, whichever is less, by the average assets for the year.

Redemption - The act of selling shares of a mutual fund.

Russell 2000 Index - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock

WWW.FREMONTINSTITUTIONAL.COM                            FREMONT MUTUAL FUNDS  13

--------------------------------------------------------------------------------

performance.

Russell 3000 Index - Composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

Security - A type of investment whose authenticity is attested to by a legal document. Stocks, bonds, options and warrants are examples of a security.

A stock certificate signifies partial ownership of a corporation. A bond demonstrates that the possessor is owed money by a corporation or government body.

Signature Guarantee - A security measure that confirms your identity, required for certain transactions in order to reduce fraud. For these transactions, signatures must be guaranteed by an "eligible guarantor"--a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A notary public is not an acceptable guarantor.

Stock - A share of ownership in a corporation.

Sub-Advisor - A firm hired by the advisor of a fund to manage or co-manage that fund's investment portfolio.

Transfer Agent - The service provider retained by a mutual fund company to keep shareholder records, manage the flow of shareholders' funds, and resolve administrative issues.

Wire - A method of transferring money between your Fremont account and another financial institution using the Federal Reserve Wiring System.

14  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.565.0254

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or loss) of an investment in that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

INSTITUTIONAL U.S. MICRO-CAP FUND                                          Year Ended October 31
--------------------------------------------------------------------------------------------------------------------
                                                          2002         2001         2000         1999         1998
                                                          ----         ----         ----         ----         ----
SELECTED PER SHARE DATA
   For one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD                $   12.98    $   17.37    $   13.68    $    7.52    $    9.78
                                                       ---------    ---------    ---------    ---------    ---------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)                          (.11)        (.01)         .06         (.04)        (.04)
      Net realized and unrealized gain (loss)              (3.37)       (3.08)        8.19         8.80        (1.98)
                                                       ---------    ---------    ---------    ---------    ---------
         Total investment operations                       (3.48)       (3.09)        8.25         8.76        (2.02)
                                                       ---------    ---------    ---------    ---------    ---------
   LESS DISTRIBUTIONS
      From net investment income                              --           --         (.06)          --           --
      From net realized gains                                 --        (1.30)       (4.50)       (2.60)        (.24)
      Return of capital distribution                          --           --           --           --           --
                                                       ---------    ---------    ---------    ---------    ---------
         Total distributions                                  --        (1.30)       (4.56)       (2.60)        (.24)
                                                       ---------    ---------    ---------    ---------    ---------
   NET ASSET VALUE, END OF PERIOD                      $    9.50    $   12.98    $   17.37    $   13.68    $    7.52
                                                       =========    =========    =========    =========    =========
TOTAL RETURN1                                             (26.81)%     (18.13)%      60.36%      118.10%      (21.03)%
   Net assets, end of period (000s omitted)            $ 253,297    $ 286,408    $ 241,654    $ 104,971    $  37,347
   Ratio of net expenses to average net assets2             1.29%*       1.25%        1.25%        1.25%        1.25%
   Ratio of gross expenses to average net assets2           1.29%*       1.31%        1.24%        1.35%        1.38%
   Ratio of net investment income (loss)
      to average net assets                                 (.96)%*     (0.06)%        .30%       (0.53)%      (0.44)%
   Portfolio turnover rate                                    64%          85%         123%         155%         187%

FREMONT INSTITUTIONAL YIELD+ FUND                                   YEAR ENDED
---------------------------------                                   OCTOBER 31,
                                                                      2002 3
                                                                    ----------
SELECTED PER SHARE DATA
     For one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.00
                                                                    ----------

     INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                             .22
         Net realized and unrealized loss                                 (.39)
                                                                    ----------
              Total income from investment operations                     (.17)
                                                                    ----------

     LESS DISTRIBUTIONS
         From net investment income                                       (.22)
                                                                    ----------
              Total distributions                                         (.22)
                                                                    ----------

     NET ASSET VALUE, END OF PERIOD                                 $     9.61
                                                                    ==========

TOTAL RETURN1                                                          (1.55)%
     Net assets, end of period (000s omitted)                       $   43,705
     Ratio of net expenses to average net assets2                         .70%
     Ratio of gross expenses to average net assets2                       .90%
     Ratio of net investment income to average net assets                2.42%
     Portfolio turnover rate                                               --%

1 Total return would have been lower had the Advisor not waived and/or reimbursed expenses.

2 For the Institutional U.S. Micro-Cap Fund and the Institutional Yield+ Fund, the Advisor has contractually limited the total operating expenses to 1.35% and 0.70%, respectively, of average daily net assets. Prior to March 1, 2002, the total operating expense limit for the Institutional U.S. Micro-Cap was 1.25%. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. Ratios of expenses have been disclosed both before and after the impact of these various waivers and/or reimbursements.

3    Fund commenced operations on November 1, 2001.

WWW.FREMONTINSTITUTIONAL.COM                            FREMONT MUTUAL FUNDS  15

--------------------------------------------------------------------------------

Fremont's Privacy Statement

Fremont Mutual Funds, Inc. is committed to protecting your personal information. Privacy and security are fundamental elements of Fremont's commitment to service. We understand the importance you place on protecting information that personally identifies you or your investment account. We refer to all this data as "personal information," which includes, but is not limited to your:

o    First and last name                     o    Social Security Number
o    Physical address, zip code              o    Birth date
o    Email address                           o    Phone and fax numbers
o    Account number                          o    Account type
o    Account balance                         o    Fund name(s)

Fremont does not sell personal information about our customers or former customers to anyone. We will only share personal information as needed within our organization and with non-affiliated third parties as stated in this Privacy Statement, unless we give you additional notice or ask for your permission.

In the course of business Fremont may provide your personal information to the following parties:

Service Providers: Fremont may share your personal information with authorized service providers who need this information to perform services related to processing your requests and transactions. In general, these service providers consist of custodians, transfer agents, authorized broker-dealers, banks, or other financial institutions and their intermediaries.

Federal and State Regulators: At times, Fremont may need to disclose or report personal information when we believe in good faith that disclosure is required under law.

Your personal information will only be used to manage or maintain your account. To do so, we may share your personal information with an agent or affiliate. This personal information is protected with a strict confidentiality agreement, and companies that we hire to provide support services or act as our agent must conform to our privacy standards. We do not allow any non-affiliated company to retain your personal information longer than necessary to provide its product or service, unless you grant us permission to do so.

Fremont's corporate policies require that employees with access to confidential customer information may not use or disclose the information except for business use. All employees are required to safeguard such information, as specified in their confidentiality agreements with Fremont. We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

USA PATRIOT ACT

Under new rules required by the USA PATRIOT ACT, we may ask you to provide various identification documents or other information. Until you provide the information we need, we may not be able to open an account or effect any transactions for you. The Act was designed to detect, deter and punish terrorists in the United States and abroad and consequently imposes new anti-money laundering requirements on financial institutions. These requirements necessitate our obtaining such identification documents from you. We thank you for your cooperation and hope that you will support us in our efforts to deny terrorist groups access to America's financial system.

If you have any questions or comments about our privacy or anti-money laundering practices, please contact us at 800.548.4539.

--------------------------------------------------------------------------------

16  FREMONT MUTUAL FUNDS                            CALL TOLL FREE: 800.565.0254

FREMONT MUTUAL FUNDS                                CALL TOLL FREE: 800.565.0254

WWW.FREMONTINSTITUTIONAL.COM                                FREMONT MUTUAL FUNDS

FREMONT MUTUAL FUNDS                                CALL TOLL FREE: 800.565.0254

FREMONT MUTUAL FUNDS

For more information

In addition to the Fund information contained in this Prospectus, you may also request the following free publications from Fremont Mutual Funds:

o Annual and Semi-Annual Reports Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

o    Statement  of  Additional  Information  This  publication  gives  you  more
     information   about  each  Fund's  investment   strategy.   Legally  it  is
     "incorporated by reference," or considered part of, this Prospectus.

You may also review and copy these publications at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.

You can obtain information on the operation of the Public Reference Room by calling 202.942.8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet web site at www.sec.gov, or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102, or

o    For a fee, by sending an e-mail request to: publicinfo@sec.gov.

FREMONT[LOGO]
     FREMONT INVESTMENT ADVISORS

For general information: 800.565.0254, or 415.284.8562 (outside U.S.) Please visit our Web site at: www.fremontinstitutional.com

SEC File No: 811-05632

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202 Copyright 2003 Fremont Mutual Funds, Inc. All rights reserved.

P030-0208

                           FREMONT MUTUAL FUNDS, INC.

                               FREMONT GLOBAL FUND
                       FREMONT INTERNATIONAL GROWTH FUND
                          FREMONT LARGE CAP VALUE FUND
                      (FORMERLY FREMONT NEW ERA VALUE FUND)
                          FREMONT LARGE CAP GROWTH FUND
                     (FORMERLY FREMONT NEW ERA GROWTH FUND)
                          FREMONT STRUCTURED CORE FUND
                           FREMONT U.S. SMALL CAP FUND
                          FREMONT U.S. MICRO-CAP FUND
                       FREMONT REAL ESTATE SECURITIES FUND
                                FREMONT BOND FUND
                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                            FREMONT MONEY MARKET FUND

                             TOLL-FREE: 800-548-4539

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information concerning Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus. This Statement of Additional Information supplements the Prospectus for the above-named series of the Investment Company, dated March 1, 2003 and should be read in conjunction with the Prospectus. The report on the audited statement of assets and liabilities of the Investment Company for the year ended October 31, 2002 is incorporated by reference in its entirety into this SAI. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

This Statement of Additional Information is dated March 1, 2003, as amended October 10, 2003.

                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

THE CORPORATION..............................................................1
INVESTMENT OBJECTIVES, POLICIES, AND RISK CONSIDERATIONS.....................2
     Fremont Global Fund.....................................................2
     Fremont International Growth Fund.......................................3
     Fremont Large Cap Value Fund (formerly Fremont New Era Value Fund)......4
     Fremont Large Cap Growth Fund (formerly Fremont New Era Growth Fund)....4
     Fremont Structured Core Fund (formerly Fremont Growth Fund).............4
     Fremont U.S. Small Cap Fund.............................................5
     Fremont U.S. Micro-Cap Fund.............................................5
     Fremont Real Estate Securities Fund.....................................5
     Fremont Bond Fund.......................................................6
     Fremont California Intermediate Tax-Free Fund...........................7
     Fremont Money Market Fund...............................................8
GENERAL INVESTMENT POLICIES..................................................8
     Diversification.........................................................8
     Money Market Instruments................................................9
     U.S. Government Securities..............................................9
     Repurchase Agreements...................................................9
     Reverse Repurchase Agreements and Leverage.............................10
     Floating Rate and Variable Rate Obligations and
       Participation Interests..............................................10
     Swap Agreements........................................................11
     Bond Arbitrage Strategies..............................................12
     Inflation-Linked Bonds.................................................12
     When-Issued Securities and Firm Commitment Agreements..................13
     Commercial Bank Obligations............................................14
     Temporary Defensive Posture............................................14
     Borrowing..............................................................14
     Lending of Portfolio Securities........................................14
     Portfolio Turnover.....................................................14
     Shares of Investment Companies.........................................15
     Illiquid and Restricted Securities.....................................15
     Warrants or Rights.....................................................16
     Municipal Securities...................................................16
     Municipal Notes........................................................17
     Commercial Paper.......................................................17
     Mortgage-Related And Other Asset-Backed Securities.....................17
     Writing Covered Call Options...........................................19
     Writing Covered Put Options............................................21
     Purchasing Put Options.................................................21
     Purchasing Call Options................................................22
     Description of Futures Contracts.......................................23

     Futures Contracts Generally............................................24
     Options on Interest Rate and/or Currency Futures Contracts,
       and with Respect to Fremont Global Fund, Gold Futures Contracts......25
     Forward Currency and Options Transactions..............................26
     Risk Factors and Special Considerations for International Investing....26
     Depository Receipts....................................................28
     Particular Risk Factors Relating to California Municipal Securities....28
     Guaranteed Investment Contracts........................................32
     Corporate Debt Securities..............................................32
     Reduction in Bond Rating...............................................32
     Concentration..........................................................33
INVESTMENT RESTRICTIONS.....................................................33
INVESTMENT COMPANY DIRECTORS AND OFFICERS...................................35
INVESTMENT ADVISORY AND OTHER SERVICES......................................37
EXECUTION OF PORTFOLIO TRANSACTIONS.........................................44
HOW TO INVEST...............................................................47
OTHER INVESTMENT AND REDEMPTION SERVICES....................................50
TAXES - MUTUAL FUNDS........................................................50
ADDITIONAL INFORMATION......................................................54
INVESTMENT RESULTS..........................................................59

THE CORPORATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed, open-end investment company. Currently, the Investment Company has authorized several series of capital stock, as noted on the cover page, with equal dividend and liquidation rights within each series (each a "Fund" and collectively, the "Funds"). Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Funds with investment management services under Investment Advisory Agreements (the "Advisory Agreements") with the Investment Company. The Advisor also provides administration services under an Administrative Services Agreement. The Advisory Agreements provide that the Advisor shall furnish advice to each Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. The Advisor's Investment Committee oversees the portfolio management of each Fund.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of the Advisor's clients.

In addition to directly managing some of the Funds, the Advisor has hired investment management firms (referred to as "sub-advisors") to manage the portfolios of certain funds. The Advisor will provide direct portfolio management services to the extent that a sub-advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional sub-advisor(s) be engaged to provide investment advisory or portfolio management services to a Fund. Prior to such engagement, any agreement with a sub-advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the Fund. The Advisor may in its discretion manage all or a portion of a Fund's portfolio directly with or without the use of a sub-advisor.

On any matter submitted to a vote of shareholders, such matter shall be voted by a Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all of the Funds in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time at the discretion of the Board of Directors.

Each share of a Fund represents an interest in that Fund only, has a par value of $0.0001 per share, represents an equal proportionate interest in that Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as may be declared at the discretion of the Board of Directors. Shares of a Fund when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of certain funds under applicable Securities and Exchange Commission regulations.

INVESTMENT OBJECTIVES, POLICIES, AND RISK CONSIDERATIONS

A broad range of objectives and policies is offered because Fremont Mutual Funds are intended to offer investment alternatives for a broad range of investors who are expected to have a wide and varying range of investment objectives. All of the Funds (except Fremont Money Market Fund) are intended for long-term investors, not for those who may wish to redeem their shares after a short period of time. The descriptions below are intended to supplement the material in the Prospectus.

FREMONT GLOBAL FUND
-------------------

The Fund may invest in U.S. stocks, U.S. bonds, foreign stocks, foreign bonds, real estate securities, precious metals and cash equivalents. The Fund may adjust the level of investment maintained in each asset category in response to changing market conditions. The Advisor will allocate the assets of the Fund among the following categories of assets:

o U.S. STOCKS - The Fund may invest in common and preferred stocks of U.S.-based companies traded on a U.S. exchange or in the over-the-counter ("OTC") market. The Fund may also invest in stock index futures contracts, options on index futures and options on stock indexes.

o U.S. DOLLAR-DENOMINATED DEBT SECURITIES - The Fund may invest in the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; convertible bonds; U.S. dollar-denominated obligations of a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank); and securities that are eligible as short-term cash equivalents. The Fund may invest in interest rate futures and options on such futures. The Fund also may invest up to 10% of its net assets in corporate debt securities having a rating of Ba by Moody's Investors Services ("Moody's"), BB by Standard & Poor's Ratings Group ("S&P"), or an equivalent rating by another Nationally Recognized Statisitical Rating Organization ("NRSRO") (sometimes referred to as "junk bonds") which will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. See the Appendix for a description of rating categories.

o FOREIGN STOCKS - The Fund may purchase stock of foreign-based companies, including securities denominated in foreign currencies and issues of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") representing shares of foreign companies. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency in specific countries based on the Advisor's outlook for the currencies being considered. Hedging may be undertaken through the purchase of currency futures or otherwise. Cross currency hedging against price movements caused by exchange rate fluctuations is permitted by entering into forward foreign currency contracts between currencies other than the U.S. dollar. The Fund's success in these transactions will depend principally on the ability of the Advisor and/or Sub-Advisor to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

o FOREIGN BONDS - The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations that the Advisor believes are of a quality comparable to the U.S. dollar-denominated debt securities described above. The Advisor will invest the assets in this class based on its outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging and/or management from time to time based on its outlook for currency values. The Fund may also invest in futures of foreign government bonds.

o REAL ESTATE SECURITIES - The Fund may invest in the equity securities of publicly traded and private Real Estate Investment Trusts ("REITs"). A REIT is an entity that concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate. The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market. Shares of private REITs are not publicly traded, and will be treated as illiquid securities. The Fund will limit its investments in illiquid securities, including private REITs, to 15% of its net assets.

o PRECIOUS METALS AND COMMODITIES FUTURES - The Fund may hold gold, other precious metals, or commodity futures positions and/or securities of companies principally engaged in producing or distributing gold, precious metals or commodities in the United States and/or in foreign countries. Such companies are defined as those that generate a substantial portion of their gross income or net profits from gold, precious metals, or commodities activities and/or have a substantial portion of their assets productively engaged in these activities. The Fund may purchase and sell futures and options contracts on commodities.

The Fund will maintain the remainder of its assets in cash or cash equivalents. The objective of the cash equivalent portfolio is to maximize current income to the extent that is consistent with the preservation of capital and liquidity.

FREMONT INTERNATIONAL GROWTH FUND
---------------------------------

The Fund's portfolio of equity securities consists of common and preferred stock, warrants and debt securities convertible into common stock. The Advisor and/or Sub-Advisor generally will invest 90% of the Fund's total assets in equity issuers domiciled outside of the U.S., of which up to 5% of the Fund's net assets may be invested in rights or warrants to purchase equity securities. For defensive purposes, the Fund may temporarily have less than 90% of its total assets invested in equity securities domiciled outside the United States.

The Fund's management anticipates that, from time to time, the Fund may have more than 25% of its total assets invested in securities of companies domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a significant portion of the value of international markets.

In addition to investing directly in equity securities, the Fund may invest in various American, Global and International Depository Arrangements, including but not limited to sponsored and unsponsored ADRs, GDRs, International
Depository Receipts, American Depository Shares, Global Depository Shares and International Depository Shares. The Fund may also invest in securities of issuers located in emerging market countries.

For liquidity purposes, the Fund normally may also invest up to 10% of its total assets in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less.

FREMONT LARGE CAP VALUE FUND (FORMERLY FREMONT NEW ERA VALUE FUND)
------------------------------------------------------------------

Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality, short-term debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever, in the judgment of the Advisor, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. Of course, during times that the Fund is investing defensively, the Fund will not be able to pursue its stated investment objective.

The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, or be of comparable quality as determined by the Advisor.

On March 20, 2003, the Fund changed its name from the Fremont New Era Value Fund to the Fremont Large Cap Value Fund.

FREMONT LARGE CAP GROWTH FUND (FORMERLY FREMONT NEW ERA GROWTH FUND)
--------------------------------------------------------------------

The Fremont Large Cap Growth Fund seeks long-term capital appreciation by investing in a concentrated selection of common stocks of large U.S. companies. Normally, the Fund will invest at least 80% of its assets in these large cap stocks. The Fund invests in companies that Fund management believes demonstrate a history of above-average earnings growth, higher than average projected earnings growth, relatively attractive valuations, and a higher than average return on equity. The Fund normally invests in a concentrated portfolio of approximately 30 stocks. See "General Investment Policies" for a discussion of these investment practices.

On March 1, 2003, the Fund changed its name from the Fremont New Era Growth Fund to the Fremont Large Cap Growth Fund.

FREMONT STRUCTURED CORE FUND (FORMERLY FREMONT GROWTH FUND)
-----------------------------------------------------------

Although the Fund invests primarily in common stocks, for liquidity purposes it will normally invest a portion of its assets in high quality, short-term debt securities and money market instruments, including repurchase agreements. The Fund may invest up to 35% of its total assets in stocks of foreign-based companies denominated in foreign currencies and issues of ADRs and GDRs representing shares of foreign companies. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency hedging for assets in specific countries based on its outlook for the currencies involved. Hedging may be undertaken through the use of currency futures or otherwise.

If the Fund holds bonds, such bonds will primarily be debt instruments with short to intermediate maturities (which are defined as debt instruments with 1 to 10 years to maturity). These bonds, including convertibles, will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, or determined by the Advisor to be comparable in quality. However, there are no restrictions on the maturity composition of the Fund's portfolio. See the Appendix for a description of rating categories.

The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations of a quality comparable to the U.S. dollar-denominated debt securities described above. The dollar-weighted average maturity of the Fund's foreign bonds may range from 2 to 8 years. The Advisor will invest the assets in this class based on its outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging from time to time based on its outlook for currency values.

The Fund will maintain the remainder of its assets in cash or cash equivalents and other fixed income securities. Cash and cash equivalents will be denominated in U.S. dollars. The objective of the cash equivalent portfolio is to maximize current income to the extent that is consistent with the preservation of capital and liquidity.

On March 1, 2001, the Fund changed its name from the Fremont Growth Fund to the Fremont Structured Core Fund.

FREMONT U.S. SMALL CAP FUND
---------------------------

Under normal conditions, at least 80% of the Fund's assets (net assets plus borrowings for investment purposes) will be invested in common stocks of small U.S. companies. These companies generally have market capitalizations of between $50 million and $1.5 billion at the time of purchase. Up to 25% of the Fund's total assets, at the time of the initial purchase, may be invested in securities of companies domiclied outside the United States, including sponsored and unsponsored ADRs and GDRs. The Fund may also invest in stock index and individual security futures contracts, options on index futures, and options on portfolio securities and stock indices. See "General Investment Policies" for a discussion of these investment practices.

For liquidity purposes, the Fund will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor and/or Sub-Advisor believes that these investments offer opportunities for capital appreciation. Preferred stocks and bonds will be at the time of purchase rated investement grade by Moody's or Standard & Poor's, or determined by the Advisor and/or
Sub-Advisor to be of comparable quality. Such securities are considered investment grade, but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher-rated securities. See the Appendix for a description of rating categories.

FREMONT U.S. MICRO-CAP FUND
---------------------------

Under normal market conditions, at least 80% of the Fund's assets (net assets plus borrowings for investment purposes) will be invested in equity securities of U.S. micro-cap companies. These companies would have a market capitalization that would place them in the smallest 5% of market capitalizations of U.S. exchange listed companies, measured at the time of the initial purchase. As the value of the total market capitalziation changes, the smallest 5% cap size many also change. Up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored ADRs and GDRs. The Fund may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices. See "General Investment Policies" for a discussion of these investment practices.

Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, or determined by the Advisor and/or Sub-Advisor to be of comparable quality. See the Appendix for a description of rating categories.

FREMONT REAL ESTATE SECURITIES FUND
-----------------------------------

For purposes of the Fund's investment policies, a company is in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or if it has at least 50% of its assets in such types of real estate. Companies in the Fremont Real Estate Securities Fund may include: real estate investment trusts ("REITs"), real estate operating companies, companies operating businesses which own a substantial amount of real estate such as hotels and assisted living facilities, and development companies.

REITs invest primarily in income producing real estate or real estate related loans or interests. A REIT is exempt from corporate level taxes if it complies with several requirements relating to its organization, ownership, assets, and income, including a requirement that it distribute to its shareholders at least 90% of its taxable net income for each taxable year.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in these securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, increases in interest rates, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants.

Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. In addition, mortgage REITs may be affected by the borrowers' ability to repay when due the debt extended by the REIT, and equity REITs may be affected by the tenants' ability to pay rent.

The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor and Sub-Advisor believe that these investments offer opportunities for capital appreciation. The Fund will invest in preferred stocks and bonds which at the time of purchase are rated investment grade by Moody's or Standard & Poor's, or have been determined by the Advisor and/or Sub-Advisor to be of comparable quality. Such bonds and preferred stocks are considered investment grade but may have speculative characteristics. Changes in the economy or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments or to pay the preferred stock obligations than would occur with bonds and preferred stocks in higher categories. See the Appendix for a description of rating categories.

FREMONT BOND FUND
-----------------

The Fund will invest primarily in securities rated investment grade by Moody's or Standard & Poor's, or have been determined by the Advisor and/or Sub-Advisor to be of comparable quality. The Fund also may invest up to 10% of its net assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's or S&P, or have a comparable rating by another NRSRO. See the Appendix for a description of rating categories. Although long-term securities generally produce higher income than short-term securities, long-term securities are more susceptible to market fluctuations resulting from changes in interest rates. Generally, when interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can generally be expected to decline. See "Corporate Debt Securities" for more information on quality ratings and risks involved with lower rated securities.

The Fund may invest in convertible debentures (which are convertible to equity securities) and preferred stocks (which may or may not pay a dividend) using the same quality and rating criteria noted above.

The Fund may also invest a small percentage of assets in common stocks consistent with its investment objectives. In addition, the Fund may invest directly in foreign currency-denominated debt securities which meet the credit quality guidelines set forth for U.S. holdings. Under normal market conditions, no more than 20% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in non-U.S. dollars.

When the Sub-Advisor deems it advisable because of unusual economic or market conditions, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers. The Fund may also employ certain active currency and interest rate management techniques. These techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include foreign currencies, options on securities, futures contracts, options on futures contracts and currency, and swap agreements.

The Fund will not use futures and options contracts for the purpose of leveraging its portfolio. The Fund will set aside liquid assets or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts. Although these investment practices will be used primarily to enhance total return or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: the imperfect correlation between the prices of options and futures contracts and movement in the price of securities being hedged; the possible absence of a liquid secondary market; in the case of OTC options, the risk of default by the counter party; and the dependence upon the Sub-Advisor's ability to correctly predict movements in the direction of interest rates and securities prices. The Fund currently intends to commit no more than 5% of its net assets to premiums when purchasing options and to limit its writing of options so that the aggregate value of the securities underlying such options, as of the date of sale of the options, will not exceed 5% of the Fund's net assets.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
---------------------------------------------

The Fund may invest in open-end and closed-end investment companies which invest in securities whose income is exempt from federal income tax and California personal income tax. It is the current intention of the Fund to limit its investments in such investment companies to not more than 5% of its net assets. Income received from these investments is exempt from federal, but not California tax.

The term "municipal securities" as used in this document means obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The term "California municipal securities" as used herein refers to obligations that are issued by or on behalf of the State of California and its political subdivisions. An opinion as to the tax-exempt status of the interest paid on a municipal security is rendered to the issuer by the issuer's bond counsel at the time of the issuance of the security.

The Fund invests primarily in California municipal securities which generally have 3 to 20 years remaining to maturity at the time of acquisition. The dollar-weighted average portfolio maturity is expected to range from 3 to 10 years. The Fund restricts its municipal securities investments to those within or of a quality comparable to the four highest rating classifications of Moody's or S&P. Municipal bonds and notes and tax-exempt commercial paper would have, at the date of purchase by the Fund, Moody's ratings of Aaa, Aa, A or Baa; MIG 1/VMIG1 or MIG2/VMIG2; P-1; or S&P's ratings of AAA, AA, A, or BBB; SP-1+, SP-1 or SP-2; A-1+ or A-1, respectively. See the Appendix for a description of these ratings.

Securities ratings are the opinions of the rating agencies issuing them and are not absolute standards of quality. Because of the cost of ratings, certain issuers do not obtain a rating for each issue. The Fund may purchase unrated municipal securities which the Advisor and/or Sub-Advisor determines to have a credit quality comparable to that required for investment by the Fund. As a matter of operating policy, not more than 25% of the Fund's total investments (other than those guaranteed by the U.S. Government or any of its agencies or instrumentalities) may be unrated securities. Such percentage shall apply only at the time of acquisition of a security. To the extent that unrated municipal securities may be less liquid, there may be somewhat greater market risk incurred in purchasing them than in purchasing comparable rated securities. Any unrated securities deemed to be not readily marketable by the Board of Directors will be included in the calculation of the limitation of 15% of net assets which may be invested in illiquid securities and other assets.

As a fundamental policy (i.e., the policy will not be changed without a majority vote of its shareholders) the Fund will, under normal circumstances, invest up to 100%, and not less than 80%, of its assets (net assets plus borrowings for investment purposes) in California municipal securities, the interest on which is exempt from federal income tax and California personal income tax and are not subject to the alternative minimum tax. The Fund reserves the right to invest up to 20% of its net assets in taxable U.S. Treasury securities which are secured by the "full faith and credit" pledge of the U.S. Government, and in municipal securities of other states which, although exempt from federal income taxes, are not exempt from California income taxes. For temporary defensive purposes the Fund may invest in excess of 20% of its net assets in these securities.

FREMONT MONEY MARKET FUND
-------------------------

The Fund seeks to maintain a constant net asset value of $1.00 per share by valuing its securities using the amortized cost method. To do so, it must invest only in readily marketable short-term securities with remaining maturities of not more than 397 days (in accordance with federal securities regulations) which are of high quality and present minimal credit risks as determined by the Advisor, using guidelines approved by the Board of Directors. The portfolio must maintain a dollar-weighted average maturity of not more than 90 days, and at least 25% of the Fund's assets will have a maturity of not more than 90 days.

The Fund will invest in short-term securities which, at the time of purchase, are considered to be "First Tier" securities, defined as: (i) rated in the top rating category by at least two NRSROs, or (ii) in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or (iii) if unrated by an NRSRO, have been determined to be of comparable quality by the Advisor, using guidelines approved by the Board of Directors.

The Fund may invest no more than 5% of its total assets in the securities of any one issuer, other than U.S. Government securities, except in times of unexpected shareholder redemptions or purchases. In such circumstances, the Fund may invest temporarily in the securities of any one issuer in excess of 5%, but not to exceed 25%, of the Fund's total assets for up to three business days after the purchase to allow the Fund to manage its portfolio liquidity. The Fund will not invest more than 10% of its net assets in time deposits with a maturity of greater than seven days. The Fund may make loans of its portfolio securities and enter into repurchase agreements as described below, except that such repurchase agreements with a maturity of greater than seven days and other securities and assets that are not readily marketable shall not exceed 10% of the value of the Fund's net assets.

GENERAL INVESTMENT POLICIES

DIVERSIFICATION
---------------

Each Fund, except for Fremont Large Cap Value Fund, Fremont Large Cap Growth Fund, Fremont Real Estate Securities Fund and Fremont California Intermediate Tax-Free Fund, intends to operate as a diversified management investment company, as defined in the Investment Company Act of 1940 (the "1940 Act").

A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the company's total assets is represented by cash and cash items (including receivables), foreign & U.S. debt issued by domestic or foreign governments and government agencies, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

Fremont Large Cap Value Fund, Fremont Large Cap Growth Fund, Fremont Real Estate
Securities  Fund,  and  Fremont  California   Intermediate   Tax-Free  Fund  are
non-diversified funds and are not subject to the foregoing requirements.

MONEY MARKET INSTRUMENTS
------------------------

The Funds may invest in any of the following money market instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Funds' quality guidelines. The Funds also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated in the top rating category by at least two NRSROs or, in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or, if not rated by an NRSRO, must be determined to be of comparable quality by the Advisor and/or Sub-Advisor, using guidelines approved by the Board of Directors. Generally, high-quality, short-term securities must be issued by an entity with an outstanding debt issue rated A or better by an NRSRO, or an entity of comparable quality as determined by the Advisor and/or Sub-Advisor, using guidelines approved by the Board of Directors. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See the Appendix for a description of rating categories.

U.S. GOVERNMENT SECURITIES
--------------------------

Each Fund may invest in U.S. government securities, which are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States. Some U.S. government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. government is not obligated by law to provide future financial support to the U.S. government agencies or instrumentalities named above.

REPURCHASE AGREEMENTS
---------------------

As part of its cash reserve position, each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest at a later date, generally for a period of less than one week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Advisor and/or Sub-Advisor.

The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% (or 10% in the case of Fremont Money Market Fund) of the value of its net assets would then be invested in such repurchase agreements. A Fund will only enter into repurchase agreements where (i) the underlying securities are issued or guaranteed by the U.S. government; (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement; and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (i) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing the Fund's rights.

REVERSE REPURCHASE AGREEMENTS AND LEVERAGE
------------------------------------------

The Funds may enter into reverse repurchase agreements which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. The Fund involved will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by a Fund; accordingly, each Fund will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS
-----------------------------------------------------------------------

The Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must meet the minimum credit quality standards, as determined by the Advisor or Sub-Advisor, prescribed for the Funds by the Board of Directors with respect to counterparties in repurchase agreements and similar transactions.

The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. A Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

SWAP AGREEMENTS
---------------

The Funds (except Fremont Money Market Fund) may enter into interest rate, credit, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which, a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's net assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's or the Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements will be considered to be illiquid and a Fund's obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the Fund's net assets. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor or Sub-Advisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities or other liquid securities to avoid any potential leveraging of the Fund's portfolio. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

BOND ARBITRAGE STRATEGIES
-------------------------

(Fremont Global Fund and Fremont Bond Fund only) The Funds may enter into short sales of government and quasi-government bonds. This strategy will be used to take advantage of perceived mispricings (i.e., unjustified price differences) between various bond markets without taking on interest rate risk. For example, the yield differential between conventional U.S. Treasury Bonds and similar duration U.S. Treasury Inflation-Indexed Bonds typically indicates investors' expectations of inflation rates in the future. An arbitrage opportunity exists if the Advisor determines that investors' expectations of future inflation are unrealistically high or low. For example, if the Advisor believes that the price of U.S. Treasury Inflation-Indexed Bonds has been bid down too low because of investors' unrealistically low expectations concerning future inflation, the Advisor may enter into a short sale of conventional U.S. Treasury Bonds and take a corresponding "long" position on U.S. Treasury Inflation-Indexed Bonds. If investors' expectations later correct their differential, the price of U.S. Treasury Bonds as compared to Inflation-Indexed Bonds will decrease and the Fund will be able to close out its short position profitably. The Funds would thus be able to exploit the mispricing due to unrealistic inflation expectations without taking on any unwanted interest rate risk. Other similar arbitrage opportunities exist with other types of bonds, such as mispricings due to credit or liquidity spread misperceptions and European union interest rate convergence trades. As in any short selling arrangement, the Funds are required to fully collateralize the short side of any such arbitrage on a daily marked-to-market basis (i.e., the Fund will be required to maintain collateral equal to cost of closing out the short position, adjusted for market movements each day) and may have to maintain additional assets with the securities broker or dealer through whom the short position has been established. The cost of establishing these types of arbitrages is relatively small; nevertheless, if the arbitrage opportunity does not develop as expected, the Funds would be disadvantaged by the amount of any cost involved to put the arbitrage in place and subsequently close it out. Such arbitrages will be limited to government and quasi-government bonds with highly liquid markets to control exposure on the short side, and will never in the aggregate involve more than 5% of the Funds' net assets.

INFLATION-LINKED BONDS
----------------------

To the extent they may invest in fixed-income securities, the Funds may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of understanding, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If a Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount, any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS
-----------------------------------------------------

A Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued or firm commitment basis, except that this limitation does not apply to Fremont Bond Fund or Fremont Global Fund. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transactions in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions. Should market values of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

COMMERCIAL BANK OBLIGATIONS
---------------------------

For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks, and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of any Fund. For the purposes of calculating the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

TEMPORARY DEFENSIVE POSTURE
---------------------------

Whenever, in the judgment of the Advisor and/or Sub-Advisor, market or economic conditions warrant, each Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar-denominated or foreign currency denominated cash-equivalent instruments or in high-quality debt securities with remaining maturities of one year or less. Of course, during times that the Funds are investing defensively, the Funds will not be able to pursue their stated investment objective.

BORROWING
---------

Each Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

LENDING OF PORTFOLIO SECURITIES
-------------------------------

Each Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 33 1/3% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor and/or Sub-Advisor to be of good standing and will not be made unless, in the judgment of the Advisor and/or Sub-Advisor, the consideration to be earned from such loans would justify the associated risk.

PORTFOLIO TURNOVER
------------------

Each Fund (except for Fremont Money Market Fund) may trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions.

Therefore, each Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of each Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Funds will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

SHARES OF INVESTMENT COMPANIES
------------------------------

Each Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the investment objectives of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that a Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. A Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Funds will invest only in investment companies which do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on a Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, a Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

Pursuant to an exemptive order issued by the Securities and Exchange Commission on August 27, 2002, the Funds are permitted to invest Fund cash balances (uninvested cash and cash collateral) in shares of the Fremont Money Market Fund. Such investments in the Fremont Money Market Fund are subject to special custody arrangements and internal controls that have been approved by the Board of Directors of the Funds.

ILLIQUID AND RESTRICTED SECURITIES
----------------------------------

Each Fund (other than Fremont Money Market Fund) may invest up to 15% of its net assets in all forms of "illiquid securities." Fremont Money Market Fund may invest up to 10% of its net assets in "illiquid securities." An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund.

"Restricted" securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act.

Additionally, the Advisor and the Funds believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor or Sub-Advisor to be liquid in accordance with standards established by the Investment Company's Board of Directors. Under these standards, the Advisor or Sub-Advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The Board, however, will retain sufficient oversight and will be ultimately responsible for the determinations.

It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

WARRANTS OR RIGHTS
------------------

Warrants or rights may be acquired by a Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of each Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Funds in units or attached to securities will be deemed to be without value for purposes of this restriction.

MUNICIPAL SECURITIES
--------------------

Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Special Tax Considerations".

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long-term municipal securities are typically referred to as "bonds" and short-term municipal securities are typically called "notes."

Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

MUNICIPAL NOTES
---------------

Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

     TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

     REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

     BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide Fremont Money for the repayment of these notes.

COMMERCIAL PAPER
----------------

     Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES
--------------------------------------------------

Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities typically varies with changes in the general level of interest rates. The maturities of mortgage- related securities are variable and unknown when issued because their maturities depend on pre-payment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. In addition, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed income securities.

A Fund may invest in GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although most mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates will be substantially less because the mortgages are subject to normal amortization of principal and may be repaid prior to maturity. Prepayment rates may vary widely over time among pools and typically are affected by the relationship between the interest rates on the underlying loans and the current rates on new home loans. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

A Fund may invest also in mortgage-related securities issued by the FNMA or by the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates, as noted above, are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA securities, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

A Fund may also invest in mortgage-related securities issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.

     REAL ESTATE MORTGAGE INVESTMENT CONDUITS are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

     STRIPPED MORTGAGE SECURITIES are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments and prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its investment entirely.

     Although Stripped Mortgage Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. Consequently, established trading markets have not yet developed for certain Stripped Mortgage Securities. Investments in Stripped Mortgage Securities for which there is no established market are considered illiquid and together with other illiquid securities will not exceed 15% (10% for Fremont Money Market Fund) of a Fund's net assets.

     OTHER ASSET-BACKED SECURITIES (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables-SM- ("CARS-SM") and interests in pools of credit card receivables. CARS-SM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. CARS-SM will be deemed to be illiquid securities and subject to the limitation on investments in illiquid securities. Certificates representing pools of credit card receivables have similar characteristics to CARS-SM although the underlying loans are unsecured.

As new types of mortgage-related securities and other asset-backed securities are developed and offered to investors, the Advisor and/or Sub-Advisor may consider investments in such securities, provided they conform with the Fund's investment objectives, policies and quality-of-investment standards, and are subject to the review and approval of the Investment Company's Board of Directors.

The Funds may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government sponsored corporations or (ii) having a rating of A or higher by Moody's or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Advisor and/or Sub-Advisor. The Advisor and/or Sub-Advisor will monitor the ratings of securities held by a Fund and the creditworthiness of their issuers. An investment-grade rating will not protect the Fund from loss due to changes in market interest rate levels or other particular financial market changes that affect the value of, or return due on, an investment.

WRITING COVERED CALL OPTIONS
----------------------------

The Funds (except Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund) may write (sell) "covered" call options and purchase options to close out options previously written by the Funds. The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance the Funds' total returns and will reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities and currencies which, in the opinion of the Advisor and/or Sub-Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds. The aggregate value of the securities underlying call options, as of the date of the sale of options, will not exceed 5% of the Fund's net assets.

A call option gives the holder (the writer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that each Fund will only write a call option on a security, index, or currency which that Fund already, effectively, owns or has the right to acquire without additional cost (or, if additional cash consideration is required, liquid assets in such amount are segregated on the Fund's records).

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which no Fund will do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely limits the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund involved has written expires, that Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund involved will realize a gain or loss from the sale of the underlying security or currency. The Fund will identify assets for the purpose of segregation to cover the call. No Fund will consider a security or currency covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Advisor or Sub-Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in that Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time at which the net asset value per share of that Fund is computed (close of the regular trading session of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund involved will be able to effect such closing transactions  at  a  favorable  price.  If a  Fund  cannot  enter  into  such  a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to bear market risk with respect to the security or currency. The Fund involved will pay transaction costs in connection with the purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund involved.

WRITING COVERED PUT OPTIONS
---------------------------

The Funds (except Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund) may write covered put options. With a put option, the purchaser of the option has the right to sell, and the writer (seller) may have the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the writer is short the put options, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Funds may write put options only on a covered basis, which means that a Fund would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) A Fund would generally write covered put options in circumstances where the Advisor or Sub-Advisor wishes to purchase the underlying security or currency for that Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since a Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Additionally, the Funds may simultaneously write a put option and purchase a call option with the same strike price and expiration date.

PURCHASING PUT OPTIONS
----------------------

The Funds (except Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund) may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. Such Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

The Funds may purchase a put option on an underlying security or currency (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor or Sub-Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Funds may also purchase put options at a time when a Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund involved will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

A Fund will commit no more than 5% of its net assets to premiums when purchasing put options. The premium paid by such Fund when purchasing a put option will be recorded as an asset in that Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which that Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

PURCHASING CALL OPTIONS
-----------------------

The Funds (except Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund) may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. A Fund may also purchase call options in order to acquire or obtain exposure to the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to such Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund involved is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Fund will commit no more than 5% of its net assets to premiums when purchasing call options. A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of such Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by that Fund, an increase in the market price could result in the exercise of the call option written by that Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written. Additionally, a Fund may simultaneously write a put option and purchase a call option with the same strike price and expiration date.

DESCRIPTION OF FUTURES CONTRACTS
--------------------------------

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained.

Although futures contracts typically require future delivery of and payment for financial instruments or currencies, the futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund involved realizes a gain; if it is more, that Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund involved realizes a gain; if it is less, that Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the Contract.

As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (e.g., on a specified date in September, the "delivery month") by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund involved.

The Funds may enter into interest rate, S&P Index (or other major market index), or currency futures contracts to obtain market exposure, increase liquidity, hedge dividend accruals and as a hedge against changes in prevailing levels of stock values, interest rates, or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Fund. A Fund's hedging may include sales of futures as an offset against the effect of expected increases in currency exchange rates, purchases of such futures as an offset against the effect of expected declines in currency exchange rates, and purchases of futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increases in the prices of such stocks. When selling options or futures contracts, a Fund will segregate cash and liquid securities to cover any related liability.

The Funds will not enter into futures contracts for speculation and will only enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are also traded in various overseas markets.

Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A Fund will not enter into a futures contract unless, as a result thereof, either (1) less than 5% of the Fund's total assets (taken at market value at the time of entering that contract) would be committed to "margin" (down payment) on such futures contract or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of that Fund's portfolio.

A Stock Index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the Stock Index at purchase and at the close of the last trading day of the contract. In order to close long positions in the Stock Index contracts prior to their settlement date, the Fund will enter into offsetting sales of Stock Index contracts.

Using Stock Index contracts in anticipation of market transactions involves certain risks. Although a Fund may intend to purchase or sell Stock Index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of Stock Index contracts may not correlate perfectly with the movement in the Stock Index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the Stock Index and movements in the price of Stock Index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction.

FUTURES CONTRACTS GENERALLY
---------------------------

Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers whose business activity involves investment or other commitments in debt securities, equity securities, or other obligations, such as the Funds, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, securities prices, or currency exchange rates.

A public market exists in futures contracts covering foreign financial instruments such as the U.K. Pound and Japanese Yen, among others. Additional futures contracts may be established from time to time as various exchanges and existing futures contract markets may be terminated or altered as to their terms or methods of operation.

A Fund's futures transactions will be entered into for hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that such Fund owns, or futures contracts will be purchased to protect that Fund against an increase in the price of securities or currencies it has a fixed commitment to purchase. A Fund may also use futures to obtain market exposure, increase liquidity and hedge dividend accruals.

"Margin" with respect to futures and futures contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate futures trading and to maintain a Fund's open positions in futures contracts. A margin deposit ("initial margin") is intended to assure such Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to that Fund. In computing daily net asset values, that Fund will mark to market the current value of its open futures contracts. The Fund involved will earn interest income on its margin deposits.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only an approximation. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, trading of futures contracts involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that such Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund involved segregates and commits to back the futures contract with liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most futures exchanges in the United States limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON INTEREST RATE AND/OR CURRENCY FUTURES CONTRACTS,  AND WITH RESPECT TO
--------------------------------------------------------------------------------
FREMONT GLOBAL FUND, GOLD FUTURES CONTRACTS
-------------------------------------------

Options on Futures Contracts are similar to options on fixed income or equity securities or options on currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference on the expiration date between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Funds may purchase call and put options on the underlying securities or currencies, or with respect to Fremont Global Fund, on gold or other commodities. Such options would be used in a manner identical to the use of options on Futures Contracts. To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by that Fund, the Fund involved may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.

FORWARD CURRENCY AND OPTIONS TRANSACTIONS
-----------------------------------------

A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Funds may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund typically engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian, cash, cash equivalents or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non -hedging purposes.

A put option gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.

If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

Currency options may be either listed on an exchange or traded  over-the-counter
(OTC). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds will not purchase an OTC option unless they believe that daily valuation for such option is readily obtainable. In addition, premiums paid for currency options held by a Fund may not exceed 5% of the Fund's net assets.

RISK FACTORS AND SPECIAL CONSIDERATIONS FOR INTERNATIONAL INVESTING
-------------------------------------------------------------------

(Except for Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund.) Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments.

There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of a Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor and/or Sub-Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depository bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains),
(ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Funds. See "Dividends, Distributions and Federal Income Taxation."

DEPOSITORY RECEIPTS
-------------------

(Except for Fremont Money Market Fund.) Global Depository Receipts ("GDRs") are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depository Receipts ("ADRs") are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on GDRs and ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain of its GDRs or ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See "Taxes - Mutual Funds." Unsponsored GDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and ADRs may be less liquid than sponsored GDRs and ADRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.

PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL SECURITIES
-------------------------------------------------------------------

Fremont California Intermediate Tax-Free Fund is a state-specific municipal fund that invests substantially all of its assets in municipal securities issued by or on behalf of one state, the State of California, or California's counties, municipalities, authorities or other subdivisions.

A fund that invests primarily in securities issued by a single state and its political subdivisions entails a greater level of risk than a fund that is diversified across numerous states and their municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and other conditions within the State; and the underlying fiscal condition of the State and its municipalities. In recent years, the State of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is sensitive to economic conditions, the State's revenues have been volatile. In addition, a number of political developments, voter initiatives, state constitutional amendments and legislative actions in California in recent years have subjected the State government to spending obligations and limitations and have constrained the fiscal condition of local governments by subjecting them to annual appropriation limits, by reducing and limiting the future growth of property taxes, and by limiting the ability of local governments to impose special taxes without two-thirds voter approval.

In response to the fiscal constraints on local governments, the State legislature in the past has provided varying levels of aid to local governments from the State's General Fund and other sources. Consequently, the budgets of California counties and other local governments have been significantly affected by State budget decisions beyond their control and have been subject to revenue volatility which reflects that of the State. Whether legislation will be enacted in the future to either reduce or increase the redistribution of State revenues to local governments, or to make them less dependent on State budget decisions, cannot be predicted.

From mid-1990 to late 1993, California suffered the worst recession in the State since the 1930s. The recession reduced State revenues while its health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance. During the recession, the State legislature eliminated significant components of its aid to local governments. With the end of the recession, the State's financial condition improved, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years was eliminated and no deficit borrowing occurred for several fiscal years. The State also increased aid to local governments and reduced certain mandates for local services.

It is not possible to predict the future impact of the voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. Los Angeles County, the nation's largest county, has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. In addition, the State and local governments are party to numerous legal proceedings, many of which normally occur in governmental operations, and are or may become involved in other legal proceedings that, if decided against the State or a local government, might require significant future expenditures by, or impair the revenues of, the State or such local government.

Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets. Large stock market declines in recent years have reduced such tax revenues.

Certain tax exempt securities in which the Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such insurance.

California is subject to seismic risks and it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could cause a major dislocation of the California economy and significantly affect State and local government budgets.

Recent Developments
-------------------

In mid-2000, wholesale electricity prices in California began to rise swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities ("IOU") had previously been frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the IOUs and their ability to purchase electricity. In the face of those difficulties and serious shortages of electricity, the Governor proclaimed a state of emergency to exist in California and directed the Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power using advances from the State's General Fund, as necessary to assist in mitigating the effects of the emergency. The DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by retail electric customer's of California's IOUs and the amount of electricity produced by the IOUs and purchased by the IOUs under existing contracts.

Between January 17, 2001 and October 31, 2001, the DWR committed approximately $11.5 billion under the Power Supply Program. During 2002, the DWR issued approximately $11.25 billion in revenue bonds to purchase electricity, which will be repaid over time by ratepayers. Neither the faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds. Since January 2001, the Governor and the State Legislature have implemented a number of steps through new laws and executive orders to respond to the energy problems in the State. These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens. While the State expects that the measures described above, coupled with conservation, local management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will lower wholesale power prices and ultimately promote the financial recovery of the IOUs, the situation continues to be fluid and subject to many uncertainties.

Energy supplies and wholesale costs have returned to non-crisis levels; and threatened blackouts, although they did occur, were not as severe as predicted. This return to relative normalcy is attributable to a combination of higher than anticipated levels of conservation, construction of new energy generation facilities and comparatively mild weather. The recession that has affected
California as well as the rest of the country has also contributed to a reduction in the demand for energy and the easing of the immediate crisis. Nonetheless, the State's Department of Finance believes that short- and long-term business investment and location decisions may be adversely affected by the energy crisis.

In its wake, the energy crisis has left one of the three major IOUs in California, Pacific Gas & Electric Company ("PG&E"), in voluntary bankruptcy proceedings. The crisis threatened to do the same to a second California IOU, Southern California Edison and mired the State in litigation arising out of extraordinary State actions taken to avert a meltdown in the midst of the crisis.

PG&E filed its petition for protection under Chapter XI of the United States Bankruptcy Code on April 6, 2001. The California Power Exchange, which had been the only market on which electricity could be bought by the utilities, has also filed for bankruptcy protection. These bankruptcies have complicated the political, regulatory and legislative responses to the energy crisis and its aftermath. They have brought the Bankruptcy Court and the various creditor and other constituencies of the bankruptcy estates much more directly into the regulatory response to the energy crisis for which the California Public
Utilities Commision ("CPUC") would otherwise have been responsible and have caused the regulatory process to become more public and confrontational than it might otherwise have been.

Under California law, the retail rates of the IOUs are established by the CPUC. The CPUC approved substantial electricity rate increases in 2001 to enable the IOUs to repay some of the funds advanced by the DWR and has also approved related agreements and orders providing the mechanism for such reimbursement. Although, as a result of these orders, the DWR currently has sufficient revenue to finance its operating costs, including energy purchases, there is no assurance that this condition will continue, particularly if there is another spike in wholesale energy costs. In addition, these revenues are not expected to be sufficient to enable the DWR to repay its outstanding loan obligations.

A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the IOUs and the California Independent Systems Operator; continuing contractual obligations of certain small independent power generators; and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California.

The terrorist attacks of September 11, 2001 resulted in increased uncertainty regarding the economic outlook for the State. With the U.S. economy already on the edge of recession before the attacks, a downturn in the economy is widely acknowledged to have occurred in the fall of 2001. Accordingly, there has been a corresponding reduction in the State's General Fund revenues which had already started to appear before the events of September 11. Certain sectors of the economy of been particularly hard hit. For example, the tourism industry, which is an important sector of California's economy, has been weakened due to the fear and uncertainty relating to the attacks. It is not possible at this time to project how much the State's economy may be further affected as a result of the attacks and the recent economic downturn. According to a report from the State Controller's office, the State's economic recovery stalled in the second half of 2002 and began 2003 with little momentum.

The Governor's proposed 2003-2004 budget projects a substantial shortfall in General Fund revenues, compared with the budget projections from 2002. Official estimates of the shortfall have ranged as high as $34.6 billion.The proposed budget closes the gap in revenues through several methods, including expenditure cuts, tax increases, new borrowing and refinancing of certain existing debts. State revenues have been substantially affected by the closure of many high technology companies and the decline in the stock market. However, the State's economy, one of the world's largest, is broad-based and diverse.

Worsening economic conditions, the energy crises, and stock market declines have resulted in recent downgrades and negative outlooks from the three major nationally recognized statistical rating organizations. As of February 2003, the State's general obligation bonds were rated A2 by Moody's, A by Standard & Poor's, and A by Fitch. It is not presently possible to determine whether, or the extent to which, Moody's, Standard & Poor's or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

GUARANTEED INVESTMENT CONTRACTS
-------------------------------

Fremont Global Fund may enter into agreements known as guaranteed investment contracts ("GICs") with banks and insurance companies. GICs provide to the Fund a fixed rate of return for a fixed period of time, similar to any fixed income security. While there is no ready market for selling GICs and they typically are not assignable, the Fund will only invest in GICs if the financial institution permits a withdrawal of the principal (together with accrued interest) after the Fund gives seven days' notice. Like any fixed income security, if market interest rates at the time of such withdrawal have increased from the guaranteed rate, the Fund would be required to pay a premium or penalty upon such withdrawal. If market rates declined, the Fund would receive a premium on withdrawal. Since GICs are considered illiquid, the Fund will not invest more than 15% of its net assets in GICs and other illiquid assets.

CORPORATE DEBT SECURITIES
-------------------------

(Fremont   Global  Fund  and  Fremont  Bond  Fund)  A  Fund's   investments   in
dollar-denominated and non-dollar-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which, at the time of purchase, meet the minimum ratings criteria set forth for the Fund, or, if unrated by an NRSRO, have been determined by the Advisor and/or Sub-Advisor to be comparable in quality to corporate debt securities in which the Fund may invest.

Securities which are rated BBB by S&P, Baa by Moody's, or an equivalent rating by another NRSRO are considered investment grade but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher-rated securities. The securities rated below Baa by Moody's, BBB by S&P, or equivalent by another NRSRO (sometimes referred to as "junk bonds"), which the Fund may invest to a limited extent, will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable credit worthiness and relative liquidity of the secondary trading market. Because such lower-rated bonds have been found to generally be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors.

REDUCTION IN BOND RATING
------------------------

Fremont Global Fund and Fremont Bond Fund may each invest up to 10% of its net assets in debt securities rated below BBB or Baa, by S&P and Moody's, respectively, but not lower than B by either (or the equivalent ratings by another NRSRO). In the event that the rating for any security held by the Funds drops below the minimum acceptable rating applicable to that Fund, the Fund's Advisor and/or Sub-Advisor will determine whether the Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa, or equivalents thereof, are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic, and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See the Appendix for a complete description of the bond ratings.

CONCENTRATION
-------------

Fremont Real Estate Securities Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in companies engaged in the real estate industry, including, real estate investment trusts ("REITs"). As a result, an economic, political or other change affecting one REIT also may affect other REITs. This could increase market risk and the potential for fluctuations in the net asset value of the Fund's shares.

Fremont Large Cap Growth Fund will concentrate its investments in approximately 30 stocks of U.S. companies. Normally, the Fund will invest at least 80% of total assets in these large cap stocks. As a result, an economic, political or other change affecting one company can have a greater impact on the value of the Fund's portfolio. This could increase market risk and the potential for fluctuations in the net asset value of the Fund's shares.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in its prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that no Fund may:

     1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities, to tax exempt securities issued by state governments or political subdivisions thereof, or to investments by Fremont Money Market Fund in securities of domestic banks, of foreign branches of domestic banks where the domestic bank is unconditionally liable for the security, and domestic branches of foreign banks subject to the same regulation of domestic banks, or to investments by Fremont Real Estate Securities Fund in companies engaged in the real estate industry, including real estate investment trusts. See "Investment Objective, Policies, And Risk Considerations."

     2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Funds may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in the Prospectus and Statement of Additional Information.

     3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

     4. Make loans, except that a Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

     5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. A Fund will not purchase securities while such borrowings are outstanding.

     6. Change its status as either a diversified or a non-diversified investment company.

     7. Issue senior securities, except as permitted under the 1940 Act and as described in the Prospectus and this Statement of Additional Information, and except that the Investment Company and the Funds may issue shares of common stock in multiple series or classes.

     8. Notwithstanding any other fundamental investment restriction or policy, each Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that Fund.

     9. (The California Intermediate Tax-Free Fund only) invest less than 80% of its assets (net assets plus borrowings for investment purposes) in California tax-free municipal securities.

Other current investment policies of the Funds, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. A Fund may not:

     10.  Invest  in  companies  for  the  purpose  of  exercising   control  or
          management.

     11.  Mortgage, pledge, or hypothecate any of its assets, provided that this
          restriction   shall  not  apply  to  the  transfer  of  securities  in
          connection with any permissible borrowing.

     12. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

     13. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

     14. Enter into a futures contract unless, as a result thereof, either (1) less than 5% of the Fund's total assets (taken at market value at the time of entering that contract) would be committed to margin on such futures contract or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of that Fund's portfolio.

     15. Acquire securities or assets for which there is no readily available market or which are illiquid, if, immediately after and as a result of the acquisition, the value of such securities would exceed, in the aggregate, 15% of that Fund's net assets, except that the value of such securities may not exceed 10% of Fremont Money Market Fund's net assets.

     16. (Except Fremont Global Fund and Fremont Bond Fund) Make short sales of securities or maintain a short position, except that a Fund may sell short "against the box."

     17. Invest in securities of an issuer if the investment would cause a Fund to own more than 10% of any class of securities of any one issuer.

     18. Acquire more than 3% of the outstanding voting securities of any one investment company.

Certain market strategies and market definitions applicable to the Funds - such as the market capitalization ranges for the U. S. Small Cap and U.S. Micro Cap Funds - may be adjusted from time to time to reflect changing market circumstances subject to review and approval by the Funds' Board of Directors.

INVESTMENT COMPANY DIRECTORS AND OFFICERS
-----------------------------------------

The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company of which the Fund is a series, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. A majority of directors may fill vacancies caused by the resignation or death of a director, or the expansion of the Board of Directors. Any director may be removed by vote of the holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.

==============================================================================================================================
                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
          NAME                                                                               FUND COMPLEX          OTHER
         ADDRESS                        POSITIONS     YEAR          PRINCIPAL OCCUPATIONS     OVERSEEN BY      DIRECTORSHIPS
     DATE OF BIRTH                        HELD     ELECTED(1)          PAST FIVE YEARS          DIRECTOR           HELD
==============================================================================================================================
"NON-INTERESTED" DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Richard E. Holmes(4)                    Director      1988       Vice President and Director,      13
Fremont Investment Advisors, Inc.                                BelMar Advisors, Inc.
333 Market Street, 26th Floor                                    (marketing firm)
San Francisco, CA 94105
5-14-43
------------------------------------------------------------------------------------------------------------------------------
David L. Egan(4)                        Director      1995       President, Fairfield Capital      13
Fremont Investment Advisors, Inc.                                Associates, Inc. Founding
333 Market Street, 26th Floor                                    Partner of China Epicure,
San Francisco, CA 94105                                          LLC and Palisades Trading
5-1-34                                                           Company, LLC
------------------------------------------------------------------------------------------------------------------------------
Kimun Lee (4)                           Director      1998       Principal of Resources            13         Montalvo Arts
Fremont Investment Advisors, Inc.                                Consolidated (a consulting                   Association, Cal
333 Market Street, 26th Floor                                    and investment banking                       Performances
San Francisco, CA 94105                                          service group).                              (University of
6-17-46                                                                                                       California at
                                                                                                              Berkeley)
------------------------------------------------------------------------------------------------------------------------------
Christine D. Timmerman (4)              Director      1999       Financial Consultant              13
Fremont Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105
6-29-46
==============================================================================================================================

                                       35

==============================================================================================================================
                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
          NAME                                                                               FUND COMPLEX          OTHER
         ADDRESS                        POSITIONS     YEAR          PRINCIPAL OCCUPATIONS     OVERSEEN BY      DIRECTORSHIPS
     DATE OF BIRTH                        HELD     ELECTED(1)          PAST FIVE YEARS          DIRECTOR           HELD
==============================================================================================================================
"INTERESTED" DIRECTORS(2) AND OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------
David L. Redo(3)(5)                     Director      1988       5/01-Present, Managing            13         Sit/Kim
Fremont Investment, Advisors, Inc.                               Director, Fremont Investment                 International
333 Market Street, 26th Floor                                    Advisors, Inc.; 9/88 - 5/01,-                Investment
San Francisco, CA  94105                                         CEO & Managing Director,                     Associates.
9-1-37                                                           Fremont Investment Advisors,
                                                                 Inc;. 9/88-Present, Managing
                                                                 Director, Fremont Group, LLC
                                                                 and Fremont Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------
Tina Thomas                             Senior Vice   1996       6/03-Present, Senior Vice         13
Fremont Investment Advisors, Inc.       President,               President, Secretary and Chief
333 Market Street, 26th Floor           Secretary,               Compliance Officer 6/96 -6/03,
San Francisco, CA 94105                 and Chief                Vice President, Secretary, and
8-7-49                                  Compliance               Chief Compliance Officer,
                                        Officer                  Fremont Investment Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------
Deborah L. Duncan                       Chairman,     2003       1/03-Present, Chairman &          13         New York
Fremont Investment Advisors, Inc.       President,               President & Director of the                  University Stern
333 Market Street, 26th Floor           Director                 Board of Fremont Mutual Funds,               School
San Francisco, CA 94105                                          Inc. 4/01-Present, Managing
4-24-55                                                          Director and CFO, Fremont Group,
                                                                 LLC,  1979-2000, Executive
                                                                 VP/Asset Management Executive,
                                                                 Chase Manhattan Bank
------------------------------------------------------------------------------------------------------------------------------
James E. Klescewski                     CFO,          2003       4/03-Present CFO, Treasurer,      13
Fremont Investment Advisors, Inc.       Treasurer                Fremont Investment Advisors,
333 Market Street, 26th Floor                                    Inc., 7/98- 4/03, CFO,
San Francisco, CA   94105                                        Montgomery Asset Management, LLC
11-6-55
==============================================================================================================================

(1) Directors and officers of the Funds serve until their resignation, removal or retirement.
(2)  "Interested persons" within the meaning as defined in the 1940 Act.
(3)  Member of the Executive Committee.
(4)  Member of the Audit Committee and the Contracts Committee.
(5)  Member of the Fremont Investment Committee
(6) After 11 years of service, Donald C. Luchessa retired as a Director as of December 31, 2002.

The Board has three  standing  committees:  the Executive  Committee,  the Audit
Committee, and the Contracts Committee. The Committee's are comprised and footnoted in the table above. The Executive Committee is responsible for the broad oversight of the ongoing operations, compliance and investment oversight of the investment company. The Audit Committee, which is comprised of the independent directors, is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Funds. The Audit Committee met twice last year. The Contracts Committee, which is comprised of the independent directors, is responsible for review and approval of all advisory and subadvisory new and renewed contracts.

The dollar value of shares owned by the Directors beneficially as of December 31, 2002 are as follows:

====================================================================================================================================
                                    INTERNATIONAL     LARGE CAP         LARGE CAP     STRUCTURED      U.S. SMALL           U.S.
DIRECTOR              GLOBAL FUND    GROWTH FUND      VALUE FUND       GROWTH FUND     CORE FUND       CAP FUND       MICRO-CAP FUND
====================================================================================================================================
                                      $10,001-                                           $1-             $1-
Deborah L. Duncan                     $50,000                                          $10,000         $10,000
------------------------------------------------------------------------------------------------------------------------------------
                                       Above             $1-            $50,001-       $50,001-        $50,001-          Above
David L.  Redo                        $100,000         $10,000          $100,000       $100,000        $100,000         $100,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       $10,001-          Above
Richard E. Holmes                                                                                      $50,000          $100,000
------------------------------------------------------------------------------------------------------------------------------------
                                      $10,001-         $10,001-                                                          Above
David L. Egan                         $50,000          $50,000                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
                                                       $10,001-                                                            $1-
Kimun Lee                                              $50,000                                                           $10,000
------------------------------------------------------------------------------------------------------------------------------------
                                                         $1-                                             $1-               $1-
Christine D. Timmerman                                 $10,000                                         $10,000           $10,000
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                      REAL ESTATE                       CALIFORNIA            MONEY                                  OTHER FREMONT
                       SECURITIES         BOND         INTERMEDIATE           MARKET           ALL FUNDS               INVESTMENT
DIRECTOR                 FUND             FUND         TAX-FREE FUND           FUND           (AGGREGATE)          ADVISORS PRODUCTS
====================================================================================================================================
                                        $10,001-                                                Above
Deborah L. Duncan                       $50,000                                                $100,000
------------------------------------------------------------------------------------------------------------------------------------
                         Above           Above            Above               Above             Above                   Above
David L. Redo           $100,000        $100,000         $100,000            $100,000          $100,000                $100,000
------------------------------------------------------------------------------------------------------------------------------------
                                         Above                                Above             Above
Richard E. Holmes                       $100,000                             $100,000          $100,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                               $1-              Above
David L. Egan                                                                $10,000           $100,000
------------------------------------------------------------------------------------------------------------------------------------
                        $10,001-        $10,001-                             $50,001-           Above
Kimun Lee               $50,000         $50,000                              $100,000          $100,000
------------------------------------------------------------------------------------------------------------------------------------
                          $1-           $10,001-                             $10,001-          $50,001-
Christine D. Timmerman  $10,000         $50,000                              $50,000           $100,000
------------------------------------------------------------------------------------------------------------------------------------

The table below shows the compensation paid to each Director for the fiscal year ended October 31, 2002:

==============================================================================================================
                                                  PENSION OR                                TOTAL COMPENSATION
                            AGGREGATE         RETIREMENT BENEFITS      ESTIMATED ANNUAL          FROM THE
                          COMPENSATION          ACCRUED AS PART         BENEFITS UPON        CORPORATION PAID
NAME OF PERSON        FROM THE CORPORATION      OF FUND EXPENSES          RETIREMENT           TO DIRECTORS
==============================================================================================================
David L. Egan                $35,000                  $0                      $0                 $35,000
--------------------------------------------------------------------------------------------------------------
Richard E. Holmes            $40,000                  $0                      $0                 $40,000
--------------------------------------------------------------------------------------------------------------
Kimun Lee                    $40,000                  $0                      $0                 $40,000
--------------------------------------------------------------------------------------------------------------
Christine D. Timmerman       $40,000                  $0                      $0                 $40,000
--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT. The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical, and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

The Advisor is responsible to pay transfer agency fees when such entities are engaged in connection with share holdings in the Funds acquired by certain retirement plans.

Each Fund (except Fremont U.S. Micro-Cap Fund) will pay all of its own expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer, and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration or qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Fund.

With respect to Fremont U.S. Micro-Cap Fund, the Advisor has agreed to bear all of the Fund's ordinary operating expenses in return for receiving a monthly fee of 2.5% per annum of the Fund's average daily net assets with respect to the first $30 million, 2.0% with respect to the next $70 million, and 1.5% thereafter.

Each Fund will bear all expenses relating to interest, brokerage commissions, other transaction charges relative to investing activities of the Fund, and extraordinary expenses (including for example, litigation expenses, if any).

The allocation of general Investment Company expenses among the Funds is made on a basis that the directors deem fair and equitable, which may be based on the relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund.

For Fremont International Growth Fund, Fremont Large Cap Value Fund, Fremont Large Cap Growth Fund, Fremont U.S. Small Cap Fund, Fremont Real Estate Securities Fund, Fremont Bond Fund, and Fremont California Intermediate Tax-Free Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, a Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interest of the Fund.

The Investment Advisory Agreements (the "Advisory Agreements") with respect to each Fund may be renewed annually, provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund, and (ii) the vote of a majority of directors who are not parties to the respective Advisory Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that either party thereto has the right with respect to the respective Fund to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The following table depicts the advisory fees (net of waivers) paid by the Funds to the Advisor for the fiscal years ended October 31, 2002, 2001, and 2000:

                                                FISCAL YEAR ENDED OCTOBER 31,
                                                         (IN '000'S)
                                           -------------------------------------
                                             2002           2001           2000
                                             ----           ----           ----
Global Fund                                $3,487         $4,182         $4,681
International Growth Fund                     181            399            643
Large Cap Value Fund*                         149              0            N/A
Large Cap Growth Fund*                          0              0            N/A
Structured Core Fund                          401            522            666
U.S. Small Cap Fund                           286            360            445
U.S. Micro-Cap Fund                         9,157         10,361         13,786
Real Estate Securities Fund                   259             94            126
Bond Fund                                   3,223          1,974            712
California Intermediate Tax-Free Fund         133            113             95
Money Market Fund                           1,597          1,541          1,463

*Fremont Large Cap Value Fund and Fremont Large Cap Growth Fund commenced operations on December 29, 2000 and October 1, 2001, respectively.

The Administration Agreements with respect to Fremont International Growth Fund, Fremont Large Cap Value Fund, Fremont Large Cap Growth Fund, Fremont U.S. Small Cap Fund, Fremont Money Market Fund, Fremont Bond Fund, Fremont Real Estate Securities Fund, Fremont Global Fund, Fremont Structured Core Fund, and Fremont California Intermediate Tax-Free Fund, also provide for the payment of an administrative fee to the Advisor at an annual rate of 0.15% of average net assets. The following table depicts the administrative fee (net of waivers) paid by the Funds to the Advisor for the fiscal years ended October 31, 2002, 2001 and 2000:

                                                FISCAL YEAR ENDED OCTOBER 31,
                                                         (IN '000'S)
                                           -------------------------------------
                                             2002           2001           2000
                                             ----           ----           ----
Global Fund                                 $ 871         $1,046         $1,170
International Growth Fund                      53             97            121
Large Cap Value Fund*                          45             19            N/A
Large Cap Growth Fund Fund*                     3              0            N/A
Structured Core Fund                          120            157            200
U.S. Small Cap Fund                            63             88            101
U.S. Micro-Cap Fund                           N/A            N/A            N/A
Real Estate Securities Fund                    20            N/A            N/A
Bond Fund                                   1,381            493            178
California Intermediate Tax-Free Fund          86             86             92
Money Market Fund                           1,140          1,118          1,060

* Fremont Large Cap Value Fund and Fremont Large Cap Growth Fund commenced operations on December 29, 2000 and October 1, 2001, respectively.

The Funds' Board of Directors have approved an Operating Expense Agreement which contractually obligates the Advisor to limit the expenses of certain funds (as a percentage of average net assets) for an indefinite period as follows:
International Growth Fund 1.50%; Large Cap Value Fund 1.20%; Large Cap Growth Fund 1.40%; U.S. Small Cap Fund 1.60%; U.S. Micro Cap Fund 1.98%; Real Estate Securities Fund 1.50%; and Fremont California Intermediate Tax-Free Fund 0.55%. Also, under the Operating Expense Agreement, the Advisor is obligated to waive 0.05% of the 0.15% administrative fee for Fremont Bond Fund, and Fremont California Intermediate Tax-Free Fund for an indefinite period.

In determining whether to renew the Advisory Agreements each year, the Board of Directors evaluates information provided by the Advisor, and where applicable, sub-advisors, in accordance with Section 15(c) of the 1940 Act. At its last annual review meeting in April 2002, the Board considered a number of factors in reviewing and recommending renewal of the existing Advisory Agreements, including the nature and quality of services provided to the Funds, fees and expenses borne by the Funds, and the financial results of the Advisor.

In reviewing the quality of services provided to the Funds, the Board considered comparative performance information for the Funds. The Board also reviewed the quality and depth of the Advisor's organization in general and of the investment professionals providing services to the Funds. The Board also examined the quality, depth, and performance of the sub-advisors to the Funds. In reviewing the fees and expenses borne by the Funds, the Board noted, among other things, that the Funds' respective advisory fees and their total expenses over various periods of time, as a percentage of their average net assets, were favorable generally in relation to the relevant peer groups.

Based on the review, the Board, including the Directors who are not "interested persons" of the Funds as defined in the 1940 Act, concluded that the advisory fees and other expenses of the Funds are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.

The Investment Company and the Advisor have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or employees of the Investment Company or the Advisor to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions, and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval of the Advisor's compliance officer in order to purchase or sell a security for the employee's own account. Purchases or sales of securities which are not eligible for purchase or sale by the Fund or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their personal securities transactions.

THE SUB-ADVISORS

The Advisory Agreements authorize the Advisor, at its option and at its sole expense, to appoint a Sub-Advisor, which may assume all or a portion of the responsibilities and obligations of the Advisor pursuant to the Advisory
Agreement as shall be delegated to the Sub-Advisor. Any appointment of a Sub-Advisor and assumption of responsibilities and obligations of the Advisor by such Sub-Advisor is subject to approval by the Board of Directors and, as required by law, the shareholders of the affected Fund.

Pursuant to this authority, the following table summarizes the Sub-Advisors:

--------------------------------------------------------------------------------
FUND                               SUB-ADVISOR(S)
--------------------------------------------------------------------------------
Global Fund                        Armstrong Shaw Associates Inc.
                                   Bridgewater Associates, Inc.
                                   Delaware International Advisers Ltd.
                                   Jarislowsky, Fraser Limited
                                   Kern Capital Management LLC+
                                   Northstar Capital Management, Inc.
--------------------------------------------------------------------------------
International Growth Fund          Jarislowsky, Fraser Limited
--------------------------------------------------------------------------------
Large Cap Growth                   Northstar Capital Management, Inc.
--------------------------------------------------------------------------------
Large Cap Value                    Alliance Capital Management, L.P.
--------------------------------------------------------------------------------
U.S. Small Cap Fund                TimesSquare Capital Management, Inc.
--------------------------------------------------------------------------------
U.S. Micro-Cap Fund                Kern Capital Management LLC+
--------------------------------------------------------------------------------
Real Estate Securities Fund        Lend Lease Rosen Real Estate Securities LLC
--------------------------------------------------------------------------------
Bond Fund                          Pacific Investment Management Company LLC
--------------------------------------------------------------------------------
California Intermediate
Tax-Free Fund                      Evergreen Investment Management Company, LLC
--------------------------------------------------------------------------------
+The subadvisor is partially owned by the Advisor.

The current portfolio management agreements between the Advisor and the above-named Sub-Advisors (the "Portfolio Management Agreements") provide that the Sub-Advisors agree to manage the investment of the Fund's assets, subject to the applicable provisions of the Investment Company's Articles of Incorporation, Bylaws and current registration statement (including, but not limited to, the investment objective, policies, and restrictions delineated in the Funds' current Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Directors. At meetings in June and December 2002, the Board considered the approval of Portfolio Management Agreements with several new sub-advisors to the Funds. At each of these meetings, the Board received in-person presentations and considered materials from the proposed sub-advisors. The materials included information regarding the firms' personnel, operations, financial information, research capabilities, investment philosophy, method of managing portfolios, and long-term experience and investment results. In the course of reviewing the new Portfolio Management Agreements, the Board considered a number of factors, including, but not limited to: the nature and quality of services to be provided to the Funds, fees and expenses borne by the Funds, the soft dollar practices of the proposed Sub-Advisors, their respective performance, and the profitability of the relationship for the proposed sub-advisors. The Board also reviewed the quality and depth of the firms' organizations and the investment professionals who would be providing services to the Funds. Upon careful review, the Board approved the proposed sub-advisors for their investment style, discipline, risk controls, consistent above-average performance over a long period of time, and high level of client service, among other things.

Each Sub-Advisor has adopted a Code of Ethics as required under the 1940 Act, which has been approved by the Board of Directors of the Funds. Similar to the Advisor, their Code of Ethics may permit trustees, directors, officers or employees to buy or sell securities for their own accounts, which may be purchased or held by the Funds.

For their services under the Portfolio Management Agreements, the Advisor (not the Funds) has agreed to pay the Sub-Advisors an annual fee equal to the percentages set forth below of the value of the applicable Fund's average net assets allocated to the Sub-Advisor, payable monthly:

Global Fund                   0.35% to Bridgewater Associates, Inc.
                              (Minimum annual fee $150,000)

                              0.50% to Kern Capital Management LLC

                              To Jarislowsky, Fraser Limited1
                                0.60% on the first $25 million
                                0.50% the   next  $25 million
                                0.40% on the next $25 million
                                0.30% on the next $25 million
                                0.20% on the amount in excess of $100 million

                              To Northstar Capital Management, Inc. 1
                                0.50% on the first $50 million
                                0.40% on the next $150 million
                                0.35% on the next $800 million
                                0.25% on the amount in excess of $1 billion

                              To Delaware International Advisers Ltd.
                                0.50% on the first $50 million
                                0.35% on the next $50 million
                                0.30% on assets in excess of $100 million

                              To Armstrong Shaw Associates Inc.
                                0.75% on the first $25 million
                                0.50% on the next $50 million
                                0.40% on the next $50 million
                                0.30% on the amount in excess of $125 million

International Growth Fund     To Jarislowsky, Fraser Limited1
                                0.60% on the first $25 million
                                0.50% on the next $25 million
                                0.40% on the next $25 million
                                0.30% on the next $25 million
                                0.20% on the amount in excess of $100 million

Large Cap Growth Fund         To Northstar Capital Management, Inc.1
                                0.50% on the first $50 million
                                0.40% on the next $150 million
                                0.35% on the next $800 million
                                0.25% on the amount in excess of $1 billion

Large Cap Value Fund            0.60% to Alliance Capital Management L.P.

U.S. Small Cap Fund           To TimesSquare Capital Management, Inc.
                                0.85% (85 basis points) on the first $50 million 0.70% (70 basis points) on the next $50 million 0.65% (65 basis points) on assets in excess of
                                  $100 million

U.S. Micro-Cap Fund           To Kern Capital Management  LLC
                                1.25% on  the first $25 million
                                1.00% on the next $75 million
                                0.75% on assets in excess of $100 million

Real Estate Securities Fund   0.60% to Lend Lease Rosen Real Estate
                                Securities LLC

Bond Fund                     0.25% to Pacific Investment Management Company LLC

California Intermediate
Tax Free Fund                 To Evergreen Investment Management Company, LLC
                                0.25% on the first $25 million
                                0.20% on assets in excess of $25 million

1 Fee aggregation shall apply to all accounts managed by Jarislowsky, Fraser Limited, and Northstar Capital Management, Inc., for Fremont Mutual Funds, Inc. Each Fund managed by the Sub-Advisor will pay its pro-rata share of the aggregated fee.

The following table depicts the sub-advisory fees paid by the Advisor (not the Funds), net of voluntary fee waivers for the fiscal years ended October 31, 2002, 2001 and 2000:

                                         2002            2001            2000
                                         ----            ----            ----
Pacific Investment Management
  Company LLC                         $2,520,256      $1,406,463      $  521,614

Bee & Associates                          83,985          51,085             N/A
Kern Capital Management LLC            4,754,623       7,647,601       9,385,782
Sit Investment Associates, Inc.*          78,186         143,116         177,339
Capital Guardian Trust Co.*              191,971         671,533         620,934
Delaware International Advisers Ltd.     188,407          99,471             N/A
Bridgewater                              290,273         151,338
Mellon Capital Management                 49,434         167,975         323,390
Northstar Capital Management, Inc.        12,120             N/A             N/A
Lend Lease Rosen Real Estate
  Securities LLC                         174,974             N/A             N/A
Rayner Associates, Inc.                  118,849         128,007         122,695
Jarislowsky, Fraser Ltd.                 155,413             N/A             N/A
Kensington Investment Group*                 N/A         131,765         156,032
* As of December 31, 2002, these sub-advisors do not provide services to the Funds.

The Portfolio Management Agreement for each Fund continues in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the directors of the Investment Company who are not parties to the Agreement or interested persons of the Advisor or the Sub-Advisor or the Investment Company. Each Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 30 days' written notice to the other party. Additionally, each Agreement automatically terminates in the event of its assignment.

PRINCIPAL UNDERWRITER. The Fund's principal underwriter is T.O. Richardson Securities, Inc., Two Bridgewater Road, Farmington, CT 06032 (the "Underwriter"). The Underwriter is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Funds' have entered into a distribution agreement with Quasar Distributors LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Distributor"). The Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor received compensation of $50,000 from the Advisor with respect to the fiscal year ended October 31, 2001 for services as Distributor.

The Underwriter has adopted a Code of Ethics as required under the 1940 Act, which has been approved by the Board of Directors of the Funds. Similar to the Advisor, the Underwriter's Code of Ethics may permit trustees, directors, officers or employees to buy or sell securities for their own accounts, which may be purchased or held by the Funds.

LEGAL COUNSEL. The Funds' legal counsel is Dechert LLP, 4675 MacArthur Court, Ste. 1400, Newport Beach, CA 92660-8842.

TRANSFER AGENT. The Advisor has engaged PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581, to serve as Transfer and Dividend Disbursing Agent and shareholder service agent. The Transfer Agent is not involved in determining investment policies of the Fund or its portfolio securities transactions. Its services do not protect shareholders against possible depreciation of their assets. The fees of PFPC, Inc. are paid by the Fund and thus borne by the Fund's shareholders.

The Funds may compensate other third party service providers who act as a shareholder servicing agent or who perform shareholder servicing normally performed by the Funds.

ADMINISTRATOR. The Advisor has retained U.S. Bancorp Fund Services, LLC (the "Sub-Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, CA 91741. The Administration Agreement provides that the
Sub-Administrator will prepare and coordinate reports and other materials supplied to the Directors; prepare and/or supervise the preparation and filing of securities filings, prospectuses, statements of additional information, marketing materials; prepare all required filings necessary to maintain the Funds' notice filings to sell shares in all states where the Funds currently do, or intends to do, business; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For its services, the Advisor (not the Fund) pays the Sub-Administrator an annual fee equal to 0.02% of the first $1 billion of each Fund's average daily net assets, 0.015%
thereafter, subject to a minimum annual fee of $20,000. In addition, the Sub-Administrator will prepare periodic financial reports, shareholder reports and other regulatory reports or filings required for the Funds; coordinate the preparation, printing and mailing of materials required to be sent to shareholders; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For these additional services, the Advisor (not the Fund) will pay the Sub-Administrator an annual fee of $100,000 for the years 2001 and 2002. After the year 2002, the Sub-Administrator will receive from the Advisor (not the Fund) an annual fee, calculated on each Fund's average daily net assets, equal to 0.005% of the first $2 billion and 0.0025% thereafter.

EXECUTION OF PORTFOLIO TRANSACTIONS

There are occasions in which portfolio transactions for a Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Advisor or Sub-Advisor, including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they will be effected only when the Advisor or Sub-Advisor believes that to do so will be in the best interest of such Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the other series of the Investment Company.

Fremont Global Fund, Fremont International Growth Fund, Fremont Large Cap Value Fund (formerly Fremont New Era Value Fund), Fremont Large Cap Growth Fund (formerly Fremont New Era Growth Fund), Fremont Structured Core Fund, Fremont U.S. Micro-Cap Fund, and Fremont Bond Fund, may contemplate purchasing foreign equity and/or fixed-income securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Fixed commissions on foreign stock transactions and transaction costs with respect to foreign fixed-income securities are generally higher than negotiated commissions on United States transactions, although these Funds will endeavor to achieve the best net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by Fremont Global Fund, Fremont International Growth Fund, Fremont Large Cap Value Fund (formerly Fremont New Era Value Fund), Fremont Large Cap Growth Fund, (formerly Fremont New Era Growth
Fund) Fremont Structured Core Fund and Fremont U.S. Micro-Cap Fund in the form of American Depository Receipts ("ADRs") or similar instruments. ADRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The government securities issued by the United States and other countries and money market securities in which a Fund may invest are generally traded in the over-the-counter markets.

No brokerage commissions have been paid by Fremont Money Market Fund and Fremont California Intermediate Tax-Free Fund during the last three fiscal years. The aggregate dollar amount of brokerage commissions paid by the other Funds during the last three years are as follows:

FREMONT FUND                         2002             2001             2000
------------                         ----             ----             ----
Global Fund                        $688,753         $843,592         $847,775
International Growth Fund           132,264          107,318          134,227
Large Cap Value Fund                 99,825           47,630              N/A
Large Cap Growth Fund                 4,272              400              N/A
Structured Core Fund                232,059          165,203          175,339
U.S. Small Cap Fund                 156,934           94,823          128,264
U.S. Micro-Cap Fund               1,597,221          647,735          837,944
Real Estate Securities Fund          52,738           98,882          136,502
Bond Fund                            27,002           94,717           58,516

Of the broker commissions paid above for the fiscal year ended October 31, 2002, the following was paid to firms which provided research or other services to the Advisor and/or Sub-Advisor:

                                             FISCAL YEAR ENDED
FREMONT FUND                                  OCTOBER 31, 2002
------------                                  ----------------
Global Fund                                           $292,691
International Growth Fund                                  691
Large Cap Value Fund                                    52,027
Large Cap Growth Fund                                    3,493
Structured Core Fund                                    98,912
U.S. Small Cap Fund                                     18,799
U.S. Micro-Cap Fund                                    106,415
Real Estate Securities Fund                             12,944

Of the broker commissions paid for the fiscal year ended October 31, 2002, the Fremont Global Fund paid commissions of $10 to affiliated brokers-dealers.

Subject to the requirement of seeking the best available prices and executions, the Advisor or Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor or Sub-Advisor for the benefit of a Fund and/or other accounts served by the Advisor or Sub-Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor in managing each Fund's portfolio.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor, or a Sub-Advisor, or an affiliated person of such person. It is presently anticipated that certain affiliates of the Sub-Advisor(s) will effect brokerage transactions of the Funds in certain markets and receive compensation for such services. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the National Association of Securities Dealers, Inc.

The following table depicts the securities owned of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as of October 31, 2002:

                                                                   Market Value
Fremont Fund                  Issuer                                 ($000's)
------------                  ------                               -------------
Global Fund              Bank of America                               2,492
                         Morgan Stanely Dean Witter & Co.                786
                         J.P. Morgan Securities, Inc.                    465
                         Goldman Sachs & Co.                             387
                         Merrill Lynch Pierce Fenner & Smith, Inc.       372
                         Lehman Brothers Holdings, Inc.                  234
                         State Street Bank and Trust Co.                 153
                         Bear Stearns & Co., Inc.                         67

Structured Core Fund     Bank of America                               2,981
(formerly Growth Fund)
                         U.S. Bancorp                                  1,573
                         Bear Stearns & Co., Inc.                        104

Bond Fund                Bear Stearns & Co., Inc.                     17,996
                         Morgan Stanley Dean Witter & Co.              5,839
                         J.P. Morgan Securities, Inc.                  2,096

Money Market Fund        Merrill Lynch Pierce Fenner & Smith, Inc.    24,959
                         Goldman Sachs & Co.                          19,941

The Funds have filed an application with the Securities and Exchange Commission that seeks relief from various provisions of the 1940 Act to permit each Fund (or a portion of such Fund's portfolio) to engage in principal and brokerage transactions with certain affiliated broker-dealers (and other affiliated persons of the Funds) in very narrow circumstances. Under the terms of the order, if granted, a Fund that has one or more Sub-Advisors would be permitted to engage in principal and brokerage transactions with a broker-dealer that is not an affiliated person of the Fund, the Advisor or Sub-Advisor (except where such affiliation arises simply because the Sub-Advisor provides advisory services to the Fund). The order, if granted, is expected to be issued approximately three months from the date of this Statement of Additional Information.

HOW TO INVEST

PRICE OF SHARES. The price to be paid by an investor for shares of a Fund, the public offering price, is based on the net asset value per share which is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day; and
(ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. Fremont Money Market Fund will also observe additional federal holidays that are not observed by the New York Stock Exchange: Columbus Day, and Veterans Day.

Each Fund will calculate its net asset value and complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). Fremont Bond Fund's, Fremont Global Fund's, Fremont Structured Core Fund's, Fremont International Growth Fund's, Fremont Large Cap Growth Fund, (formerly Fremont New Era Growth
Fund) Fremont U.S. Small Cap Fund's, and Fremont U.S. Micro-Cap Fund's portfolio securities may from time to time be listed on foreign stock exchanges or otherwise traded on foreign markets which may trade on other days (such as Saturday). As a result, the net asset value of these Funds may be significantly affected by such trading on days when a shareholder has no access to the Funds. See also in the Prospectus at "How to Invest," "What You Should Know When Making an Investment," "How to Sell Your Shares," and "What You Should Know Before Redeeming Shares."

Fremont Global Fund, Fremont International Growth Fund, Fremont Large Cap Value Fund, (formerly Fremont Large Cap Value Fund), Fremont Large Cap Growth Fund, (formerly Fremont New Era Growth Fund), Fremont Structured Core Fund (formerly Fremont Growth Fund), Fremont U.S. Small Cap Fund, Fremont U.S. Micro-Cap Fund, Fremont Real Estate Securities Fund, and Fremont Bond Fund:

     1. Fixed-income obligations with original maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Funds amortize to maturity all securities acquired within 60 days of maturity based on their cost to the Funds. Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Where market quotations are not readily available, securities are valued at fair value pursuant to methods approved by the Board of Directors.

     2. Equity securities, including ADRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation.

          Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP").

     3. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of securities held by these Funds used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in these Funds' calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

     4. With respect to Fremont Global Fund, gold bullion and bullion-type coins are valued at the closing price of gold on the New York Commodity Exchange.

     5. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Advisor and/or Sub-Advisor.

     6. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

     7. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

FREMONT MONEY MARKET FUND:

Fremont Money Market Fund uses its best efforts to maintain a constant per share price of $1.00.

The portfolio instruments of Fremont Money Market Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price Fremont Money Market Fund would receive if it sold the instrument.

The valuation of Fremont Money Market Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of a per share net asset value at $1.00 are permitted by Rule 2a-7 adopted by the Securities and Exchange Commission. Under this rule, Fremont Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less as allowed by regulations under the 1940 Act, and invest only in securities determined by the Board of Directors to be of high quality with minimal credit risks. In accordance with this rule, the Board of Directors has established procedures designed to stabilize, to the extent reasonably practicable, Fremont Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00.

Such procedures include review of the portfolio holdings by the Board of Directors at such intervals as it may deem appropriate, to determine whether the net asset value of Fremont Money Market Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that a deviation between Fremont Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost exceeding $0.005 per share must be examined by the Board of Directors. In the event the Board of Directors determines that the deviation may result in material dilution or is otherwise unfair to investors or existing shareholders, the Board of Directors must cause Fremont Money Market Fund to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

In the event that a security meeting Fremont Money Market Fund's quality requirements is acquired and subsequently is assigned a rating below "First Tier" by one or more of the rating organizations, the Board of Directors must assess promptly whether the security presents minimal credit risks and direct Fremont Money Market Fund to take such action as the Board of Directors determines is in the best interest of Fremont Money Market Fund and its shareholders. This responsibility cannot be delegated to the Advisor. However, this assessment by the Board of Directors is not required if the security is disposed of (by sale or otherwise) or matures within five Business Days of the time the Advisor learns of the lower rating. However, in such a case the Board of Directors must be notified thereafter.

In the event that a security acquired by Fremont Money Market Fund either defaults (other than an immaterial default unrelated to the issuer's financial condition), or is determined no longer to present minimal credit risks, Fremont Money Market Fund must dispose of the security (by sale or otherwise) as soon as practicable unless the Board of Directors finds that this would not be in Fremont Money Market Fund's best interest.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND:

Portfolio securities with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at the equivalent value of securities of comparable maturity, quality and type. However, in circumstances where the Advisor and/or Sub-Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Fund amortizes to maturity all securities with 60 days or less remaining to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

The Fund deems the maturities of variable or floating rate instruments, or instruments which the Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

Where market quotations are not readily available, the Fund values securities (including restricted securities which are subject to limitations as to their sale) at fair value as determined in good faith by or under the direction of the Board of Directors.

The fair value of any other assets is added to the value of securities, as described above to arrive at total assets. The Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

OTHER INVESTMENT AND REDEMPTION SERVICES

THE OPEN ACCOUNT. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption, or distribution (dividend or capital gain), the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

PAYMENT AND TERMS OF OFFERING. Payment of shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check drawn on a U.S. bank. Checks must be payable in U.S. dollars and be made payable to Fremont Mutual Funds. Third party checks, temporary checks, credit cards, credit card checks, travelers checks, money orders and cash will not be accepted.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, because of a check returned for "not sufficient funds"), the person who made the order will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, that Fund shall have the authority as agent of the shareholder to redeem shares in the shareholder's account for the then-current net asset value per share to reimburse that Fund for the loss incurred. Such loss shall be the difference between the net asset value of that Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

Each Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on a Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, each Fund reserves the right to reject any offer for a purchase of shares by any individual.

REDEMPTION IN KIND. Each Fund may elect to redeem shares in assets other than cash but must pay in cash (if so requested) all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of a Fund at the beginning of such period.

SUSPENSION OF REDEMPTION PRIVILEGES. Any Fund may suspend redemption privileges or postpone the date of payment for more than seven calendar days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

TAXES - MUTUAL FUNDS

STATUS AS A "REGULATED INVESTMENT COMPANY." Each Fund will be treated under the Internal Revenue Code of 1986, as amended (the "Code") as a separate entity, and each Fund has elected and intends to continue to qualify to be treated as a separate "regulated investment company" under Subchapter M. To qualify for the tax treatment afforded a regulated investment company under the Code, a Fund must annually distribute at least 90% of the sum of its investment company taxable income (generally net investment income and certain short-term capital gains), its tax-exempt interest income (if any) and net capital gains, and meet certain diversification of assets and other requirements of the Code. If a Fund qualifies for such tax treatment, it will not be subject to federal income tax on the part of its investment company taxable income and its net capital gain which it distributes to shareholders.

To meet the requirements of the Code, a Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which a Fund controls and which are engaged in the same or similar trades or businesses. Income and gain from investing in gold or other commodities will not qualify in meeting the 90% gross income test.

Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless that Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which a Fund pays income tax for the year. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

SPECIAL TAX CONSIDERATIONS FOR FREMONT REAL ESTATE SECURITIES FUND. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but which may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REITs residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Even though the Fund has elected and intends to continue to qualify as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid the excise tax liability. It is possible that the Fund will not receive cash distributions from Fremont Real Estate investment trusts ("REITs") in which it invests in sufficient time to allow the Fund to satisfy its won distribution requirements using these REIT distributions. Accordingly, the Fund might be required to generate cash to make its own distributions, which may cause the Fund to sell securities at a time not otherwise advantageous to do so, or to borrow money to fund a distribution.

If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

DISTRIBUTIONS OF NET INVESTMENT INCOME. Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from a Fund in the same manner whether such dividends are received as shares or in cash. If a Fund does not receive any dividend income from U.S. corporations, dividends from that Fund will not be eligible for the dividends received deduction allowed to corporations or the qualified dividend income rate for individuals. To the extent that dividends received by a Fund would qualify for the dividends received deduction available to corporations or the qualified dividend income rate for individuals, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment.

NET CAPITAL GAINS. Any distributions designated as being made from a Fund's net capital gains will be taxable as long-term capital regardless of the holding period of the shareholders of that Fund's shares. The maximum federal capital gains rate for individuals is 20% for gains realized on or before May 5, 2003 and 15% for gains realized after May 5, 2003, with respect to capital assets held more than 12 months. The maximum capital gains for corporate shareholders is the same as the maximum tax rate for ordinary income.

Capital loss carryforwards result when a Fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryforwards expire in eight years. Until such capital loss carryforwards are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

NON-U.S. SHAREHOLDERS. Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. tax withholding (at a 28% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

OTHER INFORMATION. The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Section 1256 of the Code, futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain, or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Section 988 of the Code may also apply to currency transactions. Under Section 988 of the Code, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988 of the Code, special provisions determine the character and timing of any income, gain, or loss. The Funds will attempt to monitor transactions under Section 988 of the Code to avoid an adverse tax impact. See also "Investment Objectives, Policies, and Risk Considerations" in this Statement of Additional Information.

Any loss realized on redemption or exchange of a Fund's shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are redeemed or exchanged.

Under the Code, a Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year. A Fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce such Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders (except with respect to Fremont Global Fund, and Fremont International Growth Fund) will be entitled to a foreign tax credit or deduction for such foreign taxes.

With respect to Fremont Global Fund, or Fremont International Growth Fund, so long as it (i) qualifies for treatment as a regulated investment company, (ii) is liable for foreign income taxes, and (iii) more than 50% of its total assets at the close of its taxable year consist of stock or securities of foreign corporations, it may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the applicable Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) its proportionate share of the foreign taxes paid that are attributable to such dividends, and (ii) either deduct its proportionate share of foreign taxes in computing its taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Currently, PFICs are the only or primary means by which the Funds may invest in some countries. If the Funds invest in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. In addition to bearing their proportionate share of the Funds' expenses, shareholders will also bear indirectly similar expenses of PFICs in which the Funds have invested. Additional charges in the nature of interest may be imposed on either the Funds or shareholders in respect of deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. If the Funds were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Funds might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Funds, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

In order to qualify for the dividends received deduction, a corporate shareholder must hold the Fund's shares paying the dividends, upon which a dividend received deduction would be based, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-divided with respect to the dividend without protection from risk of loss. Similar requirements apply to the Fund with respect to each qualifying dividend the Fund receives. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.

The foregoing is a general abbreviated summary of present United States federal income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state, and local taxes applicable to dividends and distributions received.

ADDITIONAL INFORMATION

CUSTODIAN. State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, acts as Custodian for the Investment Company's assets, and as such safekeeps the Funds' portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request, and maintains records in connection with its duties.

INDEPENDENT AUDITORS; FINANCIAL STATEMENTS. The Investment Company's independent auditor is PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105. PricewaterhouseCoopers LLP will conduct an annual audit of each Fund, assist in the preparation of each Fund's federal and state income tax returns, and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. The financial statements of the Funds as of October 31, 2002, are incorporated herein by reference. The financial statements as of October 31, 2002 have been audited by PricewaterhouseCoopers LLP and their report is incorporated herein in reliance on the opinion given on the authority of said firm as experts in auditing and accounting. Copies of the annual and semi-annual reports are available upon request and without charge by contacting the Investment Company at 1-800-548-4539.

LEGAL OPINIONS. The validity of the shares of common stock offered hereby will be passed upon by Dechert LLP, 4675 MacArthur Court, Ste. 1400, Newport Beach, CA 92660-8842.

USE OF NAME. The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.

SHAREHOLDER VOTING RIGHTS. The Investment Company currently issues shares in 13 series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.

LIABILITY OF DIRECTORS AND OFFICERS. The Articles of Incorporation of the Investment Company provide that, subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.

CERTAIN SHAREHOLDERS. To the best knowledge of the Funds, shareholders owning 5% or more of the outstanding shares of the Funds as of record are set forth below:

                              SHAREHOLDER                         % HELD AS OF
FUND                         NAME & ADDRESS                     JANUARY 31, 2003
----                         --------------                     ----------------

Global Fund                  Bechtel Master Trust for                 57%
                             Qualifed Employees
                             100 Plaza One
                             Mailstop 3048
                             Jersey City, NJ 07311

International Growth         Charles Schwab & Co., Inc.               14%
Fund                         101 Montgomery St.
                             San Francisco, CA 94104-4122

                             Stephen D. Bechtel Jr. Tr                18%
                             Stephen D Bechtel Fr & Elizabeth
                             Hogan Bechtel 1996 Fam Trust
                             PO Box 193809
                             San Francisco, CA  94119

                             State Street Bank & Trust Co.             8%
                             C/O Citistreet
                             FBO Fremont Group Retirement Plan
                             3 Batterymarch Park
                             Quincy, MA 02169-7422

Large Cap Value  Fund        Charles Schwab & Co., Inc.               58%
(formerly  New               101 Montgomery Street
Era Value Fund)              San Francisco, CA 94104-4122

Large Cap Growth Fund        Fremont Investment Advisors Inc          12%
(formerly New Era            333 Market St Ste 2600
Growth Fund)                 San Francisco CA 94105-2127

                             Robert G Jacobsen And                    12%
                             Karen B Jacobsen Jtwros
                             Northstar Capital
                             4400 PGABlvd Suite 600
                             Palm Beach Gardens Fl  33410

                             State Street Bank & Trust Co Cust        14%
                             FBO Robert G.Jacobsen IRA
                             Northstar Capital
                             4400 PGA Blvd Suite 600
                             Palm Beach Fl 33410

                             Charles Schwab & Co. Inc.                25%
                             101 Montgomery Street
                             San Francisco, CA  94104-4122

Structured Core Fund         Fremont Sequoia Holdings L.P.            11%
                             199 Fremont, Suite 3700
                             San Francisco, CA 94105-2230

U.S. Small Cap Fund          Charles Schwab & Co., Inc.               12%
                             101 Montgomery Street
                             San Francisco, CA  94104-4122

                             Fremont Sequoia Holding LP               15%
                             199 Fremont, Suite 3700
                             San Francisco, CA 94105-2230

                             Society of Jesus Oregon Province         10%
                             2222 NW Hoyt Street
                             Portland, OR 97210-3217

                             National Financial Services Corp          6%
                             200 Liberty Street
                             New York, NY  10281

                             National Investor Services                8%
                             55 Water Street, 32nd Floor
                             New York, NY  10041

U.S. Micro-Cap Fund          Charles Schwab & Co., Inc.               51%
                             101 Montgomery Street
                             San Francisco, CA  94104-4122

                             National Financial Services Corp         14%
                             1 World Finanical Ctr
                             New York, NY  10281

Real Estate Securities       Charles Schwab & Co., Inc.               42%
Fund                         101 Montgomery Street
                             San Francisco, CA  94104-4122

                             State Street Bank & Trust Co.             9%
                             C/O Citistreet
                             FBO Fremont Group Retirement Plan
                             3 Batterymarch Park
                             Quincy, MA 02169-7422

                             National Financial Services Corp.        10%
                             200 Liberty Street
                             New York, NY  10281-1003

Bond Fund                    Bechtel Master Trust for                 35%
                             Qualifed Employees
                             100 Plaza One
                             Mailstop 3048
                             Jersey City, NJ 07311-3901

                             Charles Schwab & Co., Inc.               15%
                             101 Montgomery Street
                             San Francisco, CA  94104-4122

                             JP Morgan Chase TTEE FBT                 10%
                             Ernst & Young Master Retirement
                             4 New York Plaza, 2nd Floor
                             New York, NY  10004

                             National Financial Services              10%
                             1 World Finanical Ctr
                             New York, NY  10281

California Intermediate      BF Fund Limited                          41%
Tax-Free Fund                P.O. Box 193809
                             San Francisco, CA 94119-3809

                             Charles Schwab & Co., Inc.               17%
                             101 Montgomery Street
                             San Francisco, CA  94104-4122

                             Willis S. Slusser and Marion B.          11%
                             Slusser
                             200 Deer Valley Road, #1D
                             San Rafael,  CA  94903-5513

Money Market Fund            Bechtel Master Trust for                 59%
                             Qualifed Employees
                             100 Plaza One
                             Mailstop 3048
                             Jersey City, NJ 07311-3901

                             State Street Bank                         7%
                             FBO Fremont U.S. Micro-Cap Fund
                             801 Pennsylvania
                             Kansas City, MO  64105

'                            State Street Bank                         5%
                             FBO Fremont U.S. Institutional
                             Micro-Cap Fund
                             801 Pennsylvania
                             Kansas City, MO  64105

OTHER INVESTMENT INFORMATION. The Advisor directs the management of over $6.4 billion of assets and internally manages over $1.2 billion of assets for retirement plans, foundations, private portfolios, and mutual funds. The Advisor's philosophy is to apply a long-term approach to investing that balances risk and return potential.

Fremont Global Fund's investment objectives are similar to the objectives of Bechtel Trust & Thrift Plan, Fund A. Fremont Bond Fund's investment objectives are the same as the objectives of Bechtel Trust & Thrift Plan, Fund B. Fremont Money Market Fund's investment objectives are the same as the objectives of Bechtel Trust & Thrift Plan, Fund C.

Historical annual returns of various market indices may be used to represent the returns of various asset classes as follows:

     (1)  U.S. Stocks: Standard & Poor's 500 Index;

     (2) Foreign Stocks: Morgan Stanley Europe, Australasia and Far East (EAFE) Index;

     (3) Intermediate U.S. Bonds: Lehman Brothers Intermediate Government/ Credit Bond Index;

     (4)  Foreign Bonds: Salomon Brothers Non-U.S. Dollar Bond Index;

     (5)  Money Market  Securities:  1980-1986,  90 day U.S. Treasury Bill rate:
          1987-2002 iMoneyNet First Tier Money Market Fund Average; and

     (6) The National Association of Real Estate Investment Trusts' (NAREIT) Equity REIT Index.

The total returns for the above indices for the years 1980 through 2002 are as follows (source: Fremont Investment Advisors, Inc.):

                                                            Money
            U.S.      Foreign    Intermediate  Foreign      Market
           Stocks      Stocks     U.S. Bonds    Bonds     Securities   NAREIT
           ------      ------     ----------    -----     ----------   ------

1980        32.5%       22.6%        6.4%       14.2%       11.8%       28.0%
1981        -4.9%       -2.3%       10.5%       -4.6%       16.1%        8.6%
1982        21.6%       -1.9%       26.1%       11.9%       10.7%       31.5%
1983        22.6%       23.7%        8.6%        4.4%        8.6%       25.5%
1984         6.3%        7.4%       14.4%       -1.9%       10.0%       14.8%
1985        31.7%       56.1%       18.1%       35.0%        7.5%        5.9%
1986        18.7%       69.5%       13.1%       31.4%        5.9%       19.2%
1987         5.3%       24.6%        3.7%       35.2%        6.0%      -10.7%
1988        16.6%       28.3%        6.7%        2.4%        6.9%       11.4%
1989        31.7%       10.5%       12.8%       -3.4%        8.5%       -1.8%
1990        -3.1%      -23.5%        9.2%       15.3%        7.5%      -17.3%
1991        30.5%       12.1%       14.6%       16.2%        5.5%       35.7%
1992         7.6%      -12.2%        7.2%        4.8%        3.3%       12.2%
1993        10.1%       32.6%        8.8%       15.1%        2.6%       18.5%
1994         1.3%        7.8%       -1.9%        6.0%        3.6%        0.8%
1995        37.6%       11.2%       15.3%       19.6%        5.3%       18.3%
1996        23.0%        6.1%        4.1%        4.5%        4.8%       35.7%
1997        33.4%        1.8%        7.9%       -4.3%        4.9%       18.9%
1998        28.6%       20.0%        8.4%       11.5%        4.9%      -18.8%
1999        21.0%       27.0%        0.4%       -5.1%        4.5%      -6.48%
2000        -9.1%      -14.2%       10.1%       -2.6%        5.6%       25.9%
2001       -11.9%      -21.4%        9.0%       -3.6%        3.5%       15.5%
2002       -22.1%      -15.9%        9.8%        6.9%        1.1%        5.2%

Fremont Global Fund, Fremont International Growth Fund, Fremont Large Cap Value Fund, (formerly Fremont New Era Value Fund), Fremont Large Cap Growth Fund, (formerly Fremont New Era Growth Fund) Fremont Structured Core Fund, Fremont U.S. Small Cap Fund, Fremont U.S. Micro-Cap Fund, Fremont Real Estate Securities Fund, and Fremont Bond Fund are best suited as long-term investments. While they offer higher potential total returns than certificates of deposit or money market funds (including Fremont Money Market Fund), they involve added return volatility or risk. The prospective investor must weigh this potential for higher return against the associated higher risk.

INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results (yield or total return) of a Fund in advertisements or in reports furnished to current or prospective shareholders.

Current yield for Fremont Money Market Fund will be calculated based on the net change, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of October 31, 2002, the seven-day current yield for Fremont Money Market Fund was 1.41%.

Effective Yield (or 7-day compound yield) for Fremont Money Market Fund will be calculated based on the net change, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and then dividing the difference by the value of the account, at the beginning of the base period to obtain this base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^365/7 -1].

The resulting yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 2002, the seven-day effective yield for Fremont Money Market Fund was 1.42%.

The average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                 P(1+T)^n = ERV

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated. Each Fund will calculate total return for one, five, and ten-year periods after such a period has elapsed, and may calculate total returns for other periods as well. In addition, each Fund will provide lifetime average annual total return figures.

The average annual total returns of the Funds for the period ended October 31, 2002 are as follows:

                                                                          SINCE
FREMONT FUND                     1 YEAR      5 YEARS      10 YEARS     INCEPTION
------------                     ------      -------      --------     ---------
Global Fund                     (9.85)%      (0.37)%        5.46%         6.44%
International Growth Fund      (15.69)%      (4.88)%          N/A       (1.80)%
Large Cap Value Fund           (24.63)%          N/A          N/A      (24.54)%
Large Cap Growth Fund               N/A          N/A          N/A      (20.40)%
Structured Core Fund           (16.65)%      (2.52)%        7.45%         7.45%
U.S. Small Cap Fund            (31.05)%      (0.02)%          N/A       (0.83)%
U.S. Micro-Cap Fund            (26.92)%        6.58%          N/A        16.61%
Real Estate Securities Fund       3.12%          N/A          N/A         0.46%
Bond Fund                         5.43%        7.85%          N/A         7.70%
California Intermediate
  Tax-Free Fund                   3.65%        4.82%        5.48%         5.98%
Money Market Fund                 1.77%        4.55%        4.54%         5.16%

Fremont Bond Fund and Fremont California Intermediate Tax-Free Fund may each quote its yield, which is computed by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[((a - b)/cd + 1)^6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
          d = the maximum offering price per share on the last day of the period

Fremont Bond Fund's 30-day yield as of October 31, 2002 was 3.76%. Fremont California Intermediate Tax-Free Fund's 30-day yield as of October 31, 2002 was 2.52%.

Average Annual Total Return (After Taxes on Distributions) Quotation. For the 1-. 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), the Fund's average annual total return (after taxes on distributions) are calculated according to the following formula as required by the SEC:

                                  P(1+T)^n=ATV
                                              D
               Where:

               P = a hypothetical initial payment of $1,000.

               T = average annual total return (after taxes on distributions).

               n = number of years.

               ATV  = ending value of a hypothetical  $1,000 payment made at the
                  D
beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The average annual total returns (after taxes on distributions) of the Funds, for the period ended October 31, 2002, are as follows:

                                                                         SINCE
FUND                             1 YEAR      5 YEARS      10 YEARS     INCEPTION
----                             ------      -------      --------     ---------

Global Fund                    (10.22)%      (2.60)%        3.08%         4.29%

International Growth Fund      (15.71)%      (5.92)%          N/A       (2.47)%

Large Cap Value Fund           (24.64)%          N/A          N/A      (24.50)%

Large Cap Growth Fund               N/A          N/A          N/A      (20.40)%

Structured Core Fund           (16.85)%      (4.38)%        4.94%        45.02%

U.S. Small Cap Fund            (31.05)%      (1.20)%          N/A       (2.00)%

U.S. Micro-Cap Fund            (26.88)%        3.09%          N/A        13.54%

Real Estate Securities Fund       1.83%          N/A          N/A       (1.02)%

Bond Fund                         3.17%        5.02%          N/A         4.88%

California Intermediate
  Tax-Free Fund                   3.61%        4.81%        5.46%         5.94%

Money Market Fund                 1.08%        2.73%        2.73%         3.30%

Average Annual total Return (After Taxes on Distributions and Redemptions) Quotation. For the 1-. 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), the Fund's average annual total return (after taxes on distributions and redemptions) are calculated according to the following formula as required by the SEC:

                                  P(1+T)^n=ATV
                                              DR
          Where:

          P = a hypothetical initial payment of $1,000.

          T = average annual total return (after taxes on distributions).

          n = number of years.

          ATV   = ending value of a hypothetical $1,000 payment made at the
             DR
beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year
periods  (or  fractional  portion),   after  taxes  on  fund  distributions  and
redemption.

The average annual total returns (after taxes on distributions and redemptions) of the Funds for the period ended October 31, 2002, are as follows:

                                                                         SINCE
FUND                             1 YEAR      5 YEARS      10 YEARS     INCEPTION
----                             ------      -------      --------     ---------

Global Fund                     (6.02)%      (0.79)%        3.69%         4.60%

International Growth Fund       (9.63)%      (3.59)%          N/A       (1.30)%

Large Cap Value Fund           (15.12)%          N/A          N/A      (19.10)%

Large Cap Growth Fund               N/A          N/A          N/A      (12.53)%

Structured Core Fund           (10.20)%      (2.03)%        5.52%         5.58%

U.S. Small Cap Fund            (19.07)%        0.22%          N/A       (0.44)%

U.S. Micro-Cap Fund            (16.51)%        4.40%          N/A        13.21%

Real Estate Securities Fund       1.98%          N/A          N/A       (0.37)%

Bond Fund                         3.38%        4.89%          N/A         4.78%

California Intermediate
  Tax-Free Fund                   3.89%        4.77%        5.38%         5.83%

Money Market Fund                 1.21%        2.76%        2.74%         3.31%

Each Fund's investment results will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of a Fund, so that current or past yield or total return should not be considered representations of what an investment in a Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing a Fund's investment results with those published for other investment companies and other investment vehicles. A Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies.

The Investment Company may from time to time compare the investment results of a Fund with, or refer to, the following:

     (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

     (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

     (3) Statistics reported by Lipper, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

     (4) Standard & Poor's 500 Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 large publicly traded U.S. common stocks.

     (5)  Dow Jones Industrial Average.

     (6)  CNBC/Financial News Composite Index.

     (7)  Russell 1000 Index,  which  reflects the common stock price changes of
          the  1,000   largest   publicly   traded  U.S.   companies  by  market
          capitalization.

     (8)  Russell 2000 Index,  which  reflects the common stock price changes of
          the  2,000   largest   publicly   trated  U.S.   companies  by  market
          capitalization.

     (9)  Russell 3000 Index,  which  reflects the common stock price changes of
          the  3,000   largest   publicly   traded  U.S.   companies  by  market
          capitalization.

     (10) Wilshire 5000 Index, which reflects the investment return of the approximately 5,000 publicly traded securities for which daily pricing is available, weighted by market capitalization, excluding income.

     (11) Citigroup Broad Investment Grade Index, which is a widely used index composed of U.S. domestic government, corporate, and mortgage-backed fixed income securities.

     (12) Wilshire Associates, an on-line database for international financial and economic data including performance measures for a wide variety of securities.

     (13) Morgan Stanley Captial International Europe,  Australasia and Far East
          (EAFE) Index, which is composed of foreign stocks.

     (14) IFC Emerging Markets Investables Indices, which measure stock market performance in various developing countries around the world.

     (15) Citigroup World Bond Index, which is composed of domestic and foreign corporate and government fixed income securities.

     (16) Lehman Brothers Government/Credit Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed-income securities.

     (17) Lehman Brothers Government/Credit Intermediate Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities with maturities between one and ten years.

     (18) Citigroup World Government Bond Index, which is a widely used index composed of U.S. and non-U.S. government fixed income securities of the major countries of the World.

     (19) 90-day  U.S.  Treasury  Bills  Index,   which  is  a  measure  of  the
          performance of constant maturity 90-day U.S. Treasury Bills.

     (20) iMoneyNet First Tier Money Fund Average, which is an average of the 30-day yield of approximately 372 major domestic money market funds.

     (21) Citigroup Non-U.S. World Government Bond Index, which is the World Government Bond index excluding its U.S. market component.

     (22) Citigroup   Non-Dollar  Bond  Index,  which  is  composed  of  foreign corporate and government fixed income securities.

     (23) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

     (24) Ibboitson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

     (25) The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

     (26) Datastream and Worldscope, which is an on-line database retrieval service for information including but not limited to international financial and economic data.

     (27) International   Financial   Statistics,   which  is  produced  by  the
          International Monetary Fund.

     (28) Various publications and annual reports such as the World Development Report, produced by the World Bank and its affiliates.

     (29) Various publications from the International Bank for Reconstruction and Development/The World Bank.

     (30) Various publications including but not limited to ratings agencies such as Moody's Investors Service, Fitch IBCA, Inc. and Standard Poor's Ratings Group.

     (31) Various publications from the Organization for Economic Cooperation and Development.

     (32) Bechtel Trust & Thrift Plan, Fund A (Global Multi-Asset Fund), Fund B (Bond Fund), Fund C (Money Market Fund), and Fund D (U.S. Stock
          Fund).*

* Bechtel Trust & Thrift Plan performance results include reinvestment of dividends, interest, and other income, and are net of investment management fees. Results for Fund A, Fund B, Fund D, Fund E, and Fund F, were in part achieved through the efforts of investment managers selected by Fremont Investment Advisors or its predecessor organizations.

Indices prepared by the research departments of such financial organizations as the Sub-Advisor of the Funds; JP Morgan; Lehman Brothers; S.G. Warburg; Jardine Fleming; the Asian Development Bank; Bloomberg, L.P.; Morningstar, Inc; Citigroup, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley; Bear Stearns & Co., Inc.; Prudential Securities, Inc.; and Ibboitson Associates of Chicago, Illinois ("Ibboitson") may be used, as well as information provided by the Federal Reserve and the respective central banks of various countries.

The Investment Company may use performance rankings and ratings reported periodically in national financial publications such as, but not limited to, MONEY MAGAZINE, FORBES, THE WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, FORTUNE, SMART MONEY, BUSINESS WEEK, and BARRON'S.

The Advisor believes the Funds are an appropriate investment for long-term investment goals including, but not limited to, funding retirement, paying for education, or purchasing a house. The Funds do not represent a complete investment program, and investors should consider the Funds as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

The Advisor believes that a growing number of consumer products, including, but not limited to, home appliances, automobiles, and clothing, purchased by Americans are manufactured abroad. The Advisor believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in value of the U.S. dollar to foreign currencies. From time to time, the Investment Company may refer to or advertise the names of such companies although there can be no assurance that the Funds may own the securities of these companies.

From time to time, the Investment Company may refer to the number of shareholders in a Fund or the aggregate number of shareholders in all Fremont Mutual Funds or the dollar amount of Fund assets under management or rankings by DALBAR Savings, Inc. in advertising materials.

A Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Funds may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Funds differ from bank investments in several respects. The Funds may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Funds will have a fluctuating share price and return and are not FDIC insured.

A Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, a Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

The Investment Company may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, the Investment Company may describe general principles of investing, such as asset allocation, diversification, and risk tolerance.

Ibbottson provides historical returns of capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

The Investment Company may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, the Advisor may reference or discuss its products and services, which may include retirement investing, the effects of dollar-cost averaging, and saving for college or a home. In addition, the Advisor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

A Fund may discuss its NASDAQ symbol, CUSIP number, and its current portfolio management team.

From time to time, a Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Funds may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Funds may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of Fremont Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Funds may quote various measures of volatility and benchmark correlation such as beta, standard deviation, and R2 in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if a fixed number of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Funds may be available for purchase through retirement plans of other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

A Fund may describe in its sales material and advertisements how an investor may invest in the Fund through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these accounts and plans which include the following:

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): Any individual who receives earned income from employment (including self-employment) can contribute up to $3,000 each year to an IRA (or 100% of compensation, whichever is less). Married couples with a non-working spouse or a spouse not covered by an employers plan can make a completely deductible IRA contribution for that spouse as long as their combined adjusted gross income does not exceed $150,000. Some individuals may be able to take an income tax deduction for the contribution ROLLOVER IRAS:
Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA.

SEP-IRAS AND SIMPLE IRAS: Simplified employee pension (SEP) plans and SIMPLE plans provide employers and self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore lower annual administration expenses.

ROTH IRA: The Roth IRA allows investment of after-tax dollars in a retirement account that provides tax-free growth. Funds can be withdrawn without federal income tax or penalty after the account has been open for five years and the age of 59 1/2 has been attained.

PROFIT SHARING (INCLUDING 401(K) AND MONEY PURCHASE PENSION PLANS): Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

The Advisor may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and the Advisor will quote certain information including, but not limited to, data regarding: individual countries, regions, world stock exchanges, and economic and demographic statistics from sources the Advisor deems reliable, including, but not limited to, the economic and financial data of such financial organizations as:

1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

2) Stock market trading volume: Morgan Stanley Capital International World Indices, and International Finance Corporation.

3)   The  number  of  listed  companies:   International   Finance  Corporation,
     Cititgroup Inc., and S.G. Warburg.

4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates, and Salomon Brothers, Inc.

6) Stock market performance: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

7) The Consumer Price Index and inflation rate: The World Bank, Datastream, and International Finance Corporation.

8)   Gross Domestic Product (GDP): Datastream and The World Bank.

9) GDP growth rate: International Finance Corporation, The World Bank, and Datastream.

10)  Population: The World Bank, Datastream, and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream, and United Nations.

12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13) Total exports and imports by year: International Finance Corporation, The World Bank, and Datastream.

14) Top three companies by country, industry, or market: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand, and growth in demand of certain products, services, and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services, and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg, and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18)  Political and economic structure of countries: Economist Intelligence Unit.

19) Government and corporate bonds - credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

20)  Dividend for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, the Advisor or a Sub-Advisor may make reference to or discuss its products, services, and accomplishments. Such accomplishments do not provide any assurance that Fremont Mutual Funds' investment objectives will be achieved.

                        APPENDIX: DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER RATINGS:

MOODY'S INVESTORS SERVICE, INC. employs the designation "Prime-1" to indicate commercial paper having the highest capacity for timely repayment.

Issuers rated Prime-1 "have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."

STANDARD & POOR'S RATINGS GROUP'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - "This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation."

FITCH IBCA, DUFF & PHELP'S short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ - "Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment."

F-1 - "Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+."

DESCRIPTION OF BOND RATINGS:

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings from "Aa" through "B" may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:

Aaa - Best quality. These securities "carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

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

Aa - High quality by all standards. "They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

A - Upper medium grade obligations. These bonds possess many favorable investment attributes. "Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Baa - Medium grade obligations. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

STANDARD & POOR'S RATINGS GROUP rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - Highest rating. "Capacity to pay interest and repay principal is extremely strong."

AA - High grade. "Very strong capacity to pay interest and repay principal."

A - "Strong capacity to pay interest and repay principal," although "somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories."

BBB - "Adequate capacity to pay interest and repay principal." These bonds normally exhibit adequate protection parameters, but "adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

FITCH IBCA, DUFF & PHELPS. rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings from "AA" through "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events."

AA - "Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds are rated 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'."

A - "Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

BBB - "Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings."

                           FREMONT MUTUAL FUNDS, INC.
                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                       FREMONT INSTITUTIONAL YIELD+ FUND

                             TOLL-FREE: 800-565-0254

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information concerning Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus. This Statement of Additional Information supplements the Prospectus for the above-named series of the Investment Company dated March 1, 2003, and should be read in conjunction with the Prospectus. The report on the audited statement of assets and liabilities of the Investment Company for the year ended October 31, 2002 is incorporated by reference in its entirety into this SAI. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

This Statement of Additional Information is DATED March 1, 2003, as amended OCTOBER 10, 2003.

                                TABLE OF CONTENTS

                                                                            Page

THE CORPORATION...... ........................................................1

INVESTMENT OBJECTIVE, POLICIES, AND RISK CONSIDERATIONS.......................2

GENERAL INVESTMENT POLICIES...................................................2
     Diversification..........................................................2
     Money Market Instruments.................................................3
     U.S. Government Securities...............................................3
     Repurchase Agreements....................................................3
     Reverse Repurchase Agreements and Leverage...............................4
     Floating Rate and Variable Rate Obligations and Participation Interests..4
     Swap Agreements..........................................................4
     When-Issued Securities and Firm Commitment Agreements....................5
     Commercial Bank Obligations..............................................6
     Temporary Defensive Posture..............................................6
     Borrowing................................................................6
     Lending of Portfolio Securities..........................................6
     Portfolio Turnover.......................................................7
     Shares of Investment Companies...........................................7
     Illiquid and Restricted Securities.......................................8
     Municipal Securities.....................................................8
     Municipal Notes..........................................................9
     Commercial Paper.........................................................9
     Mortgage-Related And Other Asset-Backed Securities.......................9
     Corporate Debt Securities...............................................11
     Reduction in Bond Rating................................................12
     Writing Covered Call Options............................................12
     Writing Covered Put Options.............................................13
     Purchasing Put Options..................................................14
     Purchasing Call Options.................................................14
     Description of Futures Contracts........................................15
     Futures Contracts Generally.............................................16
     Options on Interest Rate and/or Currency Futures Contracts..............18
     Forward Currency and Options Transactions...............................18

INVESTMENT RESTRICTIONS......................................................19

INVESTMENT COMPANY DIRECTORS AND OFFICERS.....................................1

INVESTMENT ADVISORY AND OTHER SERVICES........................................2
     Management Agreement.....................................................2
     The Sub-Advisor..........................................................4
     Principal Underwriter....................................................5
     Legal Counsel............................................................5
     Transfer Agent...........................................................5
     Administrator............................................................5

EXECUTION OF PORTFOLIO TRANSACTIONS...........................................6

HOW TO INVEST.................................................................7
     Price of Shares..........................................................7

OTHER INVESTMENT AND REDEMPTION SERVICES......................................8
     The Open Account.........................................................8
     Payment and Terms of Offering............................................8
     Redemption in Kind.......................................................9
     Suspension of Redemption Privileges......................................9

TAXES - MUTUAL FUNDS..........................................................9
     Status as a "Regulated Investment Company"...............................9
     Distributions of Net Investment Income..................................10
     Net Capital Gains.......................................................10
     Non-U.S. Shareholders...................................................10
     Other Information.......................................................10

ADDITIONAL INFORMATION.......................................................12
     Custodian...............................................................12
     Independent Auditors; Financial Statements..............................12
     Legal Opinions..........................................................12
     Use of Name.............................................................12
     Shareholder Voting Rights...............................................12
     Liability of Directors and Officers.....................................12
     Certain Shareholders....................................................13
     Other Investment Information............................................13
     Investment Results......................................................14
     Individual Retirement Accounts (IRAs)...................................20
     Rollover IRAs...........................................................20
     SEP-IRAs and SIMPLE IRAs................................................20
     Roth IRA................................................................20
     Profit sharing (including 401(k) and money purchase pension plans)......21

THE CORPORATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed, open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. This Statement of Additional Information pertains to the Fremont Institutional U.S. Micro-Cap Fund and the Fremont Institutional Yield+ Fund (the "Funds"). Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Funds with investment management services under Investment Advisory Agreements (the "Advisory Agreements") with the Investment Company. The Advisor also provides administration services under an Administrative Services Agreement. The Advisory Agreements provide that the Advisor shall furnish advice to each Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. The Advisor's Investment Committee oversees the portfolio management of the Fund.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of the Advisor's clients.

The Advisor will provide direct portfolio management services to the extent that a sub-advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional sub-advisor(s) be engaged to provide investment advisory or portfolio management services to the Funds. Prior to such engagement, any agreement with a sub-advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the Funds. The Advisor may in its discretion manage all or a portion of the Funds' portfolios directly with or without the use of a sub-advisor.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Funds' shareholders separately when the matter affects the specific interest of the Funds (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time-to-time at the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Funds under applicable Securities and Exchange Commission regulations.

INVESTMENT OBJECTIVE, POLICIES, AND RISK CONSIDERATIONS

The  descriptions   below  are  intended  to  supplement  the  material  in  the
Prospectus.

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

Under normal market conditions, at least 80% of the assets (net assets plus borrowings for investment purposes) of the Fund will be invested in equity securities of U.S. micro-cap companies (described below). These companies would have a market capitalization that would place them in the smallest 5% of market capitalization measured at the time of purchase. As the value of the total market capitalization changes, the smallest 5% cap size many also change. Up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). The Fund may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices.

Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever, in the judgment of the Advisor or the Sub-Advisor, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. Of course, during times that the Fund is investing defensively, the Fund will not be able to pursue its stated investment objective. The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be at the time of purchase rated investment grade by Moody's or Standard & Poor's, orbe of comparable quality as determined by the Advisor and/or Sub-Advisor.

FREMONT INSTITUTIONAL YIELD+ FUND

The Fund seeks to provide a higher level of current income than a money market fund while maintaining a very low degree of share price fluctuation. The Fund will invest in a diversified portfolio of short-term debt securities rated investment grade. See "General Investment Policies" for a discussion of these investment practices.

GENERAL INVESTMENT POLICIES

DIVERSIFICATION

The Funds intend to operate as a "diversified" management investment company, as defined in the 1940 Act. A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the Funds' total assets is represented by cash and cash items (including receivables), "Government Securities" (as defined below), securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Funds and to not more than 10% of the outstanding voting securities of such issuer. "Government Securities" means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States.

MONEY MARKET INSTRUMENTS

The Funds may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Funds' quality guidelines. The Funds also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated in the top rating category by at least two NRSROs or, in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or if not rated by an NRSRO, must be determined to be of comparable quality by the Advisor and/or Sub-Advisor. Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated A or better by an NRSRO, or an entity of comparable quality as determined by the Advisor and/or Sub-Advisor, using guidelines approved by the Board of Directors. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See the Appendix to the Statement of Additional information for a description of rating categories.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. government is not obligated by law to provide future financial support to the U.S. government agencies or instrumentalities named above.

REPURCHASE AGREEMENTS

As part of its cash reserve position, the Funds may enter into repurchase agreements through which the Funds acquire a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a period of less than one week. The seller must maintain with the Funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor and/or Sub-Advisor. The Funds will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements. The Funds will only enter into repurchase agreements where (i) the underlying securities are issued or guaranteed by the U.S. government, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (i) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing the Fund's rights.

REVERSE REPURCHASE AGREEMENTS AND LEVERAGE

The Funds may enter into reverse repurchase agreements which involve the sale of a security by the Funds and its agreement to repurchase the security at a specified time and price. The Funds will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by the Funds; accordingly, the Funds will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Funds creates leverage which increases the Funds' investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Funds' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, the Funds may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS

The Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must meet the minimum credit quality standards, as determined by the Advisor and/or Sub-Advisor, prescribed for the Funds by the Board of Directors with respect to counterparties in repurchase agreements and similar transactions.

The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the Funds an undivided interest in the obligation in the proportion that the Funds' participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. The Funds have the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Funds' participation interest in the underlying obligation, plus accrued interest.

SWAP AGREEMENTS

The Funds may enter into interest rate, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Funds' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Funds' obligations under a swap agreement will be accrued daily (offset against amounts owed to the Funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Funds' portfolio. The Funds will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Funds' net assets.

Whether the Funds' use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's and/or Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements will be considered as illiquid. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor and/or Sub-Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

A Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued or firm commitment basis. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transactions in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions. Should market values of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

COMMERCIAL BANK OBLIGATIONS

For the purposes of the Funds' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks, and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Funds will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Funds. For the purposes of calculating the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

TEMPORARY DEFENSIVE POSTURE

When a temporary defensive posture in the market is appropriate in the Advisor's and/or Sub-Advisor's opinion, the Funds may temporarily invest up to 100% of its assets in high quality, short-term debt securities and money market instruments, including repurchase agreements. The Funds may also hold other types of securities from time to time, including bonds.

BORROWING

Each Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, the each Fund may make secured loans of portfolio securities amounting to not more than 33-1/3% of its net assets. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, short-term U.S. Government securities, bank letters of credit, or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Board of Directors.

While the securities are being lent, each Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote equity securities while they are being lent, but it will call a loan in anticipation of any vote in which it seeks to participate.

PORTFOLIO TURNOVER

The Funds may trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, the Funds may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Funds will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Funds will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

SHARES OF INVESTMENT COMPANIES

The Funds may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the objective of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of each Fund's assets which may be so invested is not limited, provided that the Funds and their affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Funds' shares in other investment companies. The Funds' purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Funds will invest only in investment companies which do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on the Funds' investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Funds' investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Funds, however, will not invest in any investment company or trust unless the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, the Funds have the authority to invest all assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Funds. The Funds will notify shareholders prior to initiating such an arrangement.

Pursuant to an exemptive order issued by the Securities and Exchange Commission on August 27, 2002, the Funds are permitted to invest Fund cash balances (uninvested cash and cash collateral) in shares of the Fremont Money Market Fund. Such investments in the Fremont Money Market Fund are subject to special custody arrangements and internal controls that have been approved by the Board of Directors of the Funds.

ILLIQUID AND RESTRICTED SECURITIES

Each Fund may invest up to 15% of its net assets in all forms of "illiquid securities." An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund. "Restricted" securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). However, a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Advisor, the Sub-Advisor and the Funds believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of
Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor to be liquid in accordance with standards established by the Investment Company's Board of Directors. Under these standards, the Advisor must consider
(a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The Board, however, will retain sufficient oversight and will be ultimately responsible for the determination.

It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

MUNICIPAL SECURITIES

Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Special Tax Considerations".

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long-term municipal securities are typically referred to as "bonds" and short-term municipal securities are typically called "notes."

Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

MUNICIPAL NOTES

Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

     TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

     REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

     BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide money for the repayment of these notes.

COMMERCIAL PAPER

Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities typically varies with changes in the general level of interest rates. The maturities of mortgage- related securities are variable and unknown when issued because their maturities depend on pre-payment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. In addition, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed income securities.

A Fund may invest in GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although most mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates will be substantially less because the mortgages are subject to normal amortization of principal and may be repaid prior to maturity. Prepayment rates may vary widely over time among pools and typically are affected by the relationship between the interest rates on the underlying loans and the current rates on new home loans. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

A Fund may invest also in mortgage-related securities issued by the FNMA or by the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates, as noted above, are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA securities, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

A Fund may also invest in mortgage-related securities issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.

     REAL ESTATE MORTGAGE INVESTMENT CONDUITS are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

     STRIPPED MORTGAGE SECURITIES are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments and prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity.

     If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its investment entirely. Although Stripped Mortgage Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. Consequently, established trading markets have not yet developed for certain Stripped Mortgage Securities. Investments in Stripped Mortgage Securities for which there is no established market are considered illiquid and together with other illiquid securities will not exceed 15% (10% for Fremont Money Market Fund) of a Fund's net assets.

     OTHER ASSET-BACKED SECURITIES (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables-SM- ("CARS-SM") and interests in pools of credit card receivables. CARS-SM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. CARS-SM will be deemed to be illiquid securities and subject to the limitation on investments in illiquid securities. Certificates representing pools of credit card receivables have similar characteristics to CARS-SM although the underlying loans are unsecured.

As new types of mortgage-related securities and other asset-backed securities are developed and offered to investors, the Advisor and/or Sub-Advisor may consider investments in such securities, provided they conform with the Fund's investment objectives, policies and quality-of-investment standards, and are subject to the review and approval of the Investment Company's Board of Directors.

The Funds may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government sponsored corporations or (ii) having a rating of A or higher by Moody's or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Advisor and/or Sub-Advisor. The Advisor and/or Sub-Advisor will monitor the ratings of securities held by a Fund and the creditworthiness of their issuers. An investment-grade rating will not protect the Fund from loss due to changes in market interest rate levels or other particular financial market changes that affect the value of, or return due on, an investment.

CORPORATE DEBT SECURITIES

A Fund's investments in dollar-denominated and non-dollar-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which, at the time of purchase, meet the minimum ratings criteria set forth for the Fund, or, if unrated by an NRSRO, have been determined by the Advisor and/or Sub-Advisor to be comparable in quality to corporate debt securities in which the Fund may invest.

Securities which are rated BBB by S&P, Baa by Moody's, or an equivalent rating by another NRSRO are considered investment grade but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher-rated securities. The securities rated below Baa by Moody's, BBB by S&P, or equivalent by another NRSRO (sometimes referred to as "junk bonds") will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable credit worthiness and relative liquidity of the secondary trading market. Because such lower-rated bonds have been found to generally be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force a Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors

REDUCTION IN BOND RATING

In the event that the rating for any security held by the Funds drops below the minimum acceptable rating applicable to the Funds, the Advisor will determine whether a Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic, and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See the Appendix for a complete description of the bond ratings.

WRITING COVERED CALL OPTIONS

The Funds may write (sell) "covered" call options and purchase options to close out options previously written by the Funds. The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance the Funds' total return and will reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities and currencies which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

A call option gives the holder (writer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him or her to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of the Options Clearing Corporation. The Fund will write only covered call options. This means that each Fund will only write a call option on a security, index, or currency which that Fund already effectively owns or has the right to acquire without additional cost (or, if additional cash consideration is required, liquid assets in such amount are segregated on the Fund's records).

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which each Fund will not
do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely limits the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund will identify assets for the purpose of segregation to cover the call. The Fund will consider a security or currency covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Advisor and/or Sub-Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in that Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time at which the net asset value per share of the Fund is computed (close of the regular trading session of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund manager desires to sell a particular security or currency from a portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to bear market risk with respect to the security or currency. The Fund will pay transaction costs in connection with the purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Funds may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Funds will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Funds.

WRITING COVERED PUT OPTIONS

The Funds may write covered put options. With a put option, the purchaser of the option has the right to sell, and the writer (seller) may have the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the writer is short the put options, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Funds may write put options only on a covered basis, which means that the Funds would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Funds would generally write covered put options in circumstances where the Advisor and/or Sub-Advisors wishes to purchase the underlying security or currency for the Funds' portfolio at a price lower than the current market price of the security or currency. In such event the Funds would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Funds would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

PURCHASING PUT OPTIONS

The Funds may purchase put options. As the holder of a put option, the Funds have the right to sell the underlying security or currency at the exercise price at any time during the option period. The Funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Funds may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

The Funds may purchase a put option on an underlying security or currency (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Funds, as the holders of the put options, are able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor and/or Sub-Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Funds may also purchase put options at a time when the Funds do not own the underlying security or currency. By purchasing put options on a security or currency not owned, the Funds seek to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

A Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in that Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which that Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

PURCHASING CALL OPTIONS

The Funds may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase call options for the purpose of increasing current returns or avoiding tax consequences which could reduce current returns. A Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to such Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Fund will commit no more than 5% of its assets to premiums when purchasing call options. A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of such Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by that Fund, an increase in the market price could result in the exercise of the call option written by that Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written. Additionally, a Fund may simultaneously write a put option and purchase a call option with the same strike price and expiration date.

DESCRIPTION OF FUTURES CONTRACTS

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained.

Although futures contracts typically require future delivery of and payment for financial instruments or currencies, the futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund involved realizes a gain; if it is more, that Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund involved realizes a gain; if it is less, that Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the future Contract.

As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (e.g., on a specified date in September, the "delivery month") by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund involved.

The Funds may enter into interest rate, S&P Index (or other major market index), or currency futures contracts to obtain market exposure, increase liquidity, hedge dividend accruals and as a hedge against changes in prevailing levels of stock values, interest rates, or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Fund. A Fund's hedging may include sales of futures as an offset against the effect of expected increases in currency exchange rates, purchases of such futures as an offset against the effect of expected declines in currency exchange rates, and purchases of futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increases in the prices of such stocks. When selling options or futures contracts, a Fund will segregate cash and liquid securities to cover any related liability.

The Funds will not enter into futures contracts for speculation and will only enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are also traded in various overseas markets.

Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A Fund will not enter into a futures contract unless, as a result thereof, either (1) less than 5% of the Fund's total assets (taken at market value at the time of entering that contract) would be committed to "margin" (down payment) on such futures contract or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of that Fund's portfolio.

A Stock Index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the Stock Index at purchase and at the close of the last trading day of the contract. In order to close long positions in the Stock Index contracts prior to their settlement date, the Fund will enter into offsetting sales of Stock Index contracts.

Using Stock Index contracts in anticipation of market transactions involves certain risks. Although a Fund may intend to purchase or sell Stock Index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of Stock Index contracts may not correlate perfectly with the movement in the Stock Index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the Stock Index and movements in the price of Stock Index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction.

FUTURES CONTRACTS GENERALLY

Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitments in debt securities, equity securities, or other obligations, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, securities prices, or currency exchange rates.

A public market exists in futures contracts covering foreign financial instruments such as the U.K. Pound and Japanese Yen, among others. Additional futures contracts may be established from time to time as various exchanges and existing futures contract markets may be terminated or altered as to their terms or methods of operation.

A Fund's futures transactions will be entered into for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or futures contracts will be purchased to protect that Fund against an increase in the price of securities or currencies it has a fixed commitment to purchase.

"Margin" with respect to futures and futures contracts is the amount of funds that must be deposited by the Funds with a broker in order to initiate futures trading and to maintain the Funds' open positions in futures contracts. A margin deposit ("initial margin") is intended to assure the Funds' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to that Fund. In computing daily net asset values, that Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, trading of futures contracts involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund involved segregates and commits to back the futures contract with money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Most futures exchanges in the United States limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some Futures traders to substantial losses.

OPTIONS ON INTEREST RATE AND/OR CURRENCY FUTURES CONTRACTS

Options on futures contracts are similar to options on fixed income or equity securities or options on currencies, except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference on the expiration date between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on futures, the Funds may purchase call and put options on the underlying securities or currencies. Such options would be used in a manner identical to the use of options on futures contracts. To reduce or eliminate the leverage then employed by the Funds or to reduce or eliminate the hedge position then currently held by the Funds, the Funds may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.

FORWARD CURRENCY AND OPTIONS TRANSACTIONS

A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Funds may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund typically engages in forward currency transactions in anticipation of, or to protect against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian, cash, cash equivalents or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

A put option gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.

If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

Currency options may be either listed on an exchange or traded  over-the-counter
(OTC). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds will not purchase OTC options unless the Advisor and/or Sub-Advisor believes that daily valuation for such options are readily obtainable. In addition, premiums paid for currency options held by a Fund may not exceed 5% of the Fund's net assets.

INVESTMENT RESTRICTIONS

The Funds have adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in the prospectus. The policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that the Funds may not:

     1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities.

     2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Funds may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in the Prospectus and Statement of Additional Information.

     3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

     4. Make loans, except that the Funds may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

     5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Funds' total assets. The Funds will not purchase securities while such borrowings are outstanding.

     6.   Change its status as a diversified investment company.

     7. Issue senior securities, except as permitted under the 1940 Act, and except that the Investment Company and the Funds may issue shares of common stock in multiple series or classes.

     8. Notwithstanding any other fundamental investment restriction or policy, each Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that Fund.

Other current investment policies of the Funds, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. A Fund may not:

     9.   Invest  in  companies  for  the  purpose  of  exercising   control  or
          management.

     10.  Mortgage,  pledge or hypothecate any of its assets, provided that this
          restriction   shall  not  apply  to  the  transfer  of  securities  in
          connection with any permissible borrowing.

     11. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

     12. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

     13. Enter into a futures contract unless, as a result thereof, either (1) less than 5% of the Fund's total assets (taken at market value at the time of entering that contract) would be committed to margin on such futures contract or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of that Fund's portfolio.

     14. Acquire securities or assets for which there is no readily available market or which are illiquid, if, immediately after and as a result of the acquisition, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

     15. Make short sales of securities or maintain a short position, except that the Funds may sell short "against the box."

     16. Invest in securities of an issuer if the investment would cause the Funds to own more than 10% of any class of securities of any one issuer.

     17. Acquire more than 3% of the outstanding voting securities of any one investment company.

Certain market strategies and market definitions applicable to the Funds - such as the market capitalization ranges - may be adjusted from time to time to reflect changing market circumstances subject to review and approval by the Funds' Board of Directors.

INVESTMENT COMPANY DIRECTORS AND OFFICERS

The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company of which the Funds are a series, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. A majority of directors may fill vacancies caused by the resignation or death of a director or the expansion of the Board of Directors. Any director may be removed by vote of the holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.

====================================================================================================================================
                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                 NAME                                                                             FUND COMPLEX           OTHER
                ADDRESS                POSITIONS       YEAR         PRINCIPAL OCCUPATIONS          OVERSEEN BY       DIRECTORSHIPS
             DATE OF BIRTH               HELD       ELECTED(1)         PAST FIVE YEARS              DIRECTOR             HELD
====================================================================================================================================
"NON-INTERESTED" DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Holmes(4)                   Director       1988        Vice President and                   13
Fremont Investment Advisors, Inc                                  Director, BelMar Advisors,
333 Market Street, 26th Floor                                     Inc. (marketing firm)
San Francisco, CA 94105
5-14-43
------------------------------------------------------------------------------------------------------------------------------------
David L. Egan(4)                       Director       1995        President, Fairfield                 13
Fremont Investment Advisors, Inc                                  Capital Associates, Inc.
333 Market Street, 26th Floor                                     Founding Partner of China
San Francisco, CA 94105                                           Epicure, LLC and Palisades
5-1-34                                                            Trading Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
Kimun Lee (4)                          Director       1998        Principal of Resources               13          Montalvo Arts
Fremont Investment Advisors, Inc                                  Consolidated (a consulting                       Association, Cal
333 Market Street, 26th Floor                                     and investment banking                           Performances
San Francisco, CA 94105                                           service group).                                  (University of
6-17-46                                                                                                            California at
                                                                                                                   Berkeley)
------------------------------------------------------------------------------------------------------------------------------------
Christine D. Timmerman (4)             Director       1999        Financial Consultant                 13
Fremont Investment Advisors, Inc
333 Market Street, 26th Floor
San Francisco, CA 94105
6-29-46
====================================================================================================================================


====================================================================================================================================
                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                 NAME                                                                             FUND COMPLEX           OTHER
                ADDRESS                POSITIONS       YEAR         PRINCIPAL OCCUPATIONS          OVERSEEN BY       DIRECTORSHIPS
             DATE OF BIRTH               HELD       ELECTED(1)         PAST FIVE YEARS              DIRECTOR             HELD
====================================================================================================================================
"INTERESTED" DIRECTORS(2) AND OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
David L. Redo(3)(5)                    Director       1988        5/01 - Present, Managing             13          Sit/Kim
Fremont Investment, Advisors, Inc.                                Director, Fremont                                International
333 Market Street, 26th Floor                                     Investment Advisors, Inc.;                       Investment
San Francisco, CA  94105                                          9/88 - 5/01 -CEO & Managing                      Associates.
9-1-37                                                            Director, Fremont
                                                                  Investment Advisors, Inc;.
                                                                  9/88-Present, Managing
                                                                  Director, Fremont Group,
                                                                  LLC and Fremont Investors,
                                                                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
Tina Thomas                            Senior Vice    1996        6/03-Present, Senior Vice            13
Fremont Investment Advisors, Inc.      President,                 President, Secretary and
333 Market Street, 26th Floor          Secretary,                 Chief Compliance Officer,
San Francisco, CA 94105                and Chief                  6/96 -6/03, Vice President,
8-7-49                                 Compliance                 Secretary, and Chief
                                       Officer                    Compliance Officer, Fremont
                                                                  Investment Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Deborah L. Duncan                      Chairman,      2003        1/03 - Present, Chairman,            13          New York
Fremont Investment Advisors, Inc.      President,                 President and Director of                        University Stern
333 Market Street, 26th Floor          Director                   the Board of Fremont Mutual                      School
San Francisco, CA 94105                                           Funds, Inc. 4/01-Present,
4-24-55                                                           Managing Director and CFO,
                                                                  Fremont Group, LLC,
                                                                  1979-2000, Executive
                                                                  VP/Asset Management
                                                                  Executive, Chase Manhattan
                                                                  Bank
------------------------------------------------------------------------------------------------------------------------------------
James E. Klescewski                    CFO,           2003        4/03-Present, CFO,                   13
Fremont Investment Advisors, Inc.      Treasurer                  Treasurer, Fremont
333 Market Street, 26th Floor                                     Investment Advisors, Inc.,
San Francisco, CA   94105                                         7/98-4/03, CFO, Montgomery
11-6-55                                                           Asset Management, LLC
====================================================================================================================================

     (1) Directors and officers of the Funds serve until their resignation, removal or retirement.
     (2)  "Interested persons" within the meaning as defined in the 1940 Act.
     (3)  Member of the Executive Committee.
     (4)  Member of the Audit Committee and the Contracts Committee.
     (5)  Member of the Fremont Investment Committee.
     (6) After 11 years of service, Donald C. Luchessa retired as a Director as of December 31, 2002.

The Board has three  standing  committees:  the Executive  Committee,  the Audit
Committee, and the Contracts Committee. The Committee's are comprised and footnoted in the table above. The Executive Committee is responsible for the broad oversight of the ongoing operations, compliance and investment oversight of the investment company. The Audit Committee, which is comprised of the independent directors, is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Funds. The Audit Committee met twice last year. The Contracts Committee, which is comprised of the independent directors, is responsible for review and approval of all advisory and subadvisory new and renewed contracts.

The dollar value of shares owned beneficially as of December 31, 2002

-------------------------------------------------------------------------------------------------------
                         INSTITUTIONAL U.S.    INSTITUTIONAL                             OTHER ADVISORS
DIRECTOR                      MICRO-CAP            YIELD+       ALL FUNDS (AGGREGATE)       PRODUCTS
-------------------------------------------------------------------------------------------------------
Deborah L. Duncan            $1-$10,000                                 Above
                                                                      $100,000
-------------------------------------------------------------------------------------------------------
David L. Redo              Above $100,000                           Above $100,000       Above $100,000
-------------------------------------------------------------------------------------------------------
Richard E. Holmes                                                   Above $100,000
-------------------------------------------------------------------------------------------------------
David L. Egan                                                       Above $100,000
-------------------------------------------------------------------------------------------------------
Kimun Lee                                                           Above $100,000
-------------------------------------------------------------------------------------------------------
Christine D. Timmerman                                             $50,001-$100,000
-------------------------------------------------------------------------------------------------------

The table below shows the compensation paid to each Director for the fiscal year ended October 31, 2002:
-----------------------------------------------------------------------------------------------------------
                                                       PENSION OR                               TOTAL
                                                       RETIREMENT                            COMPENSATION
                                   AGGREGATE        BENEFITS ACCRUED    ESTIMATED ANNUAL       FROM THE
                               COMPENSATION FROM     AS PART OF FUND     BENEFITS UPON     CORPORATION PAID
NAME OF PERSON                  THE CORPORATION         EXPENSES          RETIREMENT         TO DIRECTORS
-----------------------------------------------------------------------------------------------------------
David L. Egan                       $35,000                $0                  $0               $35,000
-----------------------------------------------------------------------------------------------------------
Richard E. Holmes                   $40,000                $0                  $0               $40,000
-----------------------------------------------------------------------------------------------------------
Kimun Lee                           $40,000                $0                  $0               $40,000
-----------------------------------------------------------------------------------------------------------
Christine D. Timmerman              $40,000                $0                  $0               $40,000
-----------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT

The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical, and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

The Advisor is responsible to pay sub-transfer agency fees when such entities are engaged in connection with share holdings in the Funds acquired by certain retirement plans.

For its services under the Investment Advisory Agreements (the "Advisory Agreements"), the Advisor is paid a monthly fee at the annual rate of 1.00% of the Institutional U.S. Micro-Cap Fund's average net assets and 0.50% of the Institutional Yield+ Fund's average net assets. The Funds will pay all expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer, and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Funds (including stock certificates, registration or qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Funds.

The allocation of general Investment Company expenses among its series is made on a basis that the Directors deem fair and equitable, which may be based on the relative net assets of each series or the nature of the services performed and relative applicability to each series.

As noted in the Prospectus, the Advisor has contractually agreed to reduce some or all of its fees under the Advisory Agreements if necessary to keep total operating expenses, expressed on an annualized basis, at or below the rate of 1.35% and 0.70% of the Instititutional U.S. Micro Cap Fund's and the Institutional Yield+ Fund's average net assets, respectively, for an indefinite period. However, this limit may be changed with the approval of the Board of Directors. Any reductions made by the Advisor in its fees are subject to reimbursement by the Funds within the following three years provided the Funds are able to effect such reimbursement and remain in compliance with the foregoing expense limitation. In considering approval of the Funds' Advisory Agreement, the Board of Directors specifically considered and approved the provision which permits the Advisor to seek reimbursement of any reduction made to its fees within the three-year period. The Advisor's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to the Funds' ability to effect such reimbursement and remain in compliance with the 1.35% and 0.70% limitations on annual operating expenses. Second, the Advisor must specifically request the reimbursement from the Board of Directors. Third, the Board of Directors must approve such reimbursement as appropriate and not inconsistent with the best interests of the Funds and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Funds until collection is probable; but the full amount of the potential liability will appear in a footnote to the Funds' financial statements. At such time as it appears probable that the Funds are able to effect such reimbursement, that the Advisor intends to seek such reimbursement and that the Board of Directors has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of the Funds for that current period.

The Advisory Agreements with respect to the Funds may be renewed annually, provided that any such renewals have been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, and (ii) the vote of a majority of directors who are not parties to the respective Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that either party thereto has the right with respect to the respective Fund to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act). The Institutional U.S. Micro-Cap Fund accrued advisory fees of $3,523,093, $2,839,728, and $2,551,987 for the fiscal years ended October 31, 2002, 2001, and 2000, respectively. The Advisor waived $0, $145,616, and $0 of its fees for the fiscal years ended October 31, 2002, 2001, and 2000, respectively. The Institutional Yield + Fund accrued advisory fees of $217,961 and waived $86,138 for the fiscal year ended October 31, 2002.

For administrative services received, each Fund pays the Advisor an administrative fee of 0.15% of average daily net assets. For the fiscal years ended October 31, 2002, 2001 and 2000, the administrative fee paid by the Institutional U.S. Micro Cap Fund were $459,561 $370,617 and $333,518, respectively. The Institutional Yield+ Fund paid an administrative fee of $65,388 for fiscal year ended October 31, 2002.

In determining whether to renew the Advisory Agreement each year, the Board of Directors evaluates information provided by the Advisor, and where applicable, sub-advisors, in accordance with Section 15(c) of the 1940 Act. At its last annual review meeting in April 2001, the Board considered a number of factors in reviewing and recommending renewal of the existing Agreement, including the nature and quality of services provided to the Funds, fees and expenses borne by the Funds, and the financial results of the Advisor.

In reviewing the quality of services provided to the Funds, the Board considered comparative performance information for the Funds. The Board also reviewed the quality and depth of the Advisor's organization in general and of the investment professionals providing services to the Funds. The Board also examined the quality, depth, and performance of the sub-advisors to the Funds. In reviewing the fees and expenses borne by the Funds, the Board noted, among other things, that the Funds' respective advisory fees and their total expenses over various periods of time, as a percentage of their average net assets, were favorable generally in relation to the relevant peer groups.

Based on the review, the Board, including the Directors who are not "interested persons" of the Funds as defined in the 1940 Act, concluded that the advisory fees and other expenses of the Funds are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.

The Investment Company and the Advisor have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or employees of the Investment Company or the Advisor to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions, and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval of the Advisor's compliance officer in order to purchase or sell a security for the employee's own account. Purchases or sales of securities which are not eligible for purchase or sale by the Funds or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their personal securities transactions.

THE SUB-ADVISOR

The Advisory Agreement authorizes the Advisor, at its option and at its sole expense, to appoint a Sub-Advisor, which may assume all or a portion of the responsibilities and obligations of the Advisor pursuant to the Advisory
Agreement as shall be delegated to the Sub-Advisor. Any appointment of a Sub-Advisor and assumption of responsibilities and obligations of the Advisor by such Sub-Advisor is subject to approval by the Board of Directors and, if required by the law, the shareholders of the Funds. Pursuant to this authority, Kern Capital Management LLC ("the Sub-Advisor") serves as the Sub-Advisor for the Fremont Institutional U.S. Micro-Cap Fund. The Sub-Advisor is partially owned by the Advisor. The Sub-Advisor will be overseen by the members of the Fremont Investment Committee. See "Investment Company Directors and Officers."

The Portfolio Management Agreement between the Advisor and the Sub-Advisor (the "Portfolio Management Agreement") provides that the Sub-Advisor agrees to manage the investment of the Fremont Institutional U.S. Micro-Cap Fund's assets, subject to the applicable provisions of the Investment Company's Articles of Incorporation, Bylaws and current registration statements (including, but not limited to, the investment objective, policies, and restrictions delineated in the Fund's current Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Directors.

For its services under the Portfolio Management Agreement, the Advisor has agreed to pay the Sub-Advisor a monthly fee equal to the annual rate of 0.75% of the Fremont Institutional U.S. Micro-Cap Fund's average net assets. Kern Capital Management LLC received from the Advisor (not the Fund) subadvisory fees of $2,297,121, $1,853,241, and $1,670,822, for fiscal years ended October 31, 2002,
2001 and 2000, respectively.

The Portfolio Management Agreement for the Fremont Institutional U.S. Micro-Cap Fund continues in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Investment Company or by a vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the directors of the Investment Company who are not parties to the Agreement or interested persons of the Advisor or the Sub-Advisor or the Investment Company. The Agreement may be terminated at any time without the payment of any penalty, by the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 30 days' written notice to the other party. Additionally, the Agreement automatically terminates in the event of its assignment.

PRINCIPAL UNDERWRITER

The Funds' principal underwriter is T.O Richardson Securities, Inc., Two Bridgewater Road, Farmington, CT, 06032 (the "Underwriter"). The Underwriter is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Funds' have entered into a distribution agreement with Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the "Distributor") receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor received compensation of $50,000 from the Advisor with respect to the fiscal year ended October 31, 2002 for services as Distributor.

The Underwriter has adopted a Code of Ethics as required under the 1940 Act, which has been approved by the Board of Directors of the Funds. Similar to the Advisor, the Underwriter's Code of Ethics may permit trustees, directors, officers or employees to buy or sell securities for their own accounts, which may be purchased or held by the Funds.

LEGAL COUNSEL

The Funds' legal counsel is Dechert LLP, 4675 MacArthur Court, Ste. 1400, Newport Beach, CA 92660-8842.

TRANSFER AGENT

The Advisor has engaged PFPC, Inc., 4400 Computer Drive, Westborough, MA, 01581-5120, to serve as Transfer and Dividend Disbursing Agent and shareholder service agent. The Transfer Agent is not involved in determining investment policies of any Fund or any Fund's portfolio securities transactions. Its services do not protect shareholders against possible depreciation of their assets. The fees of PFPC, Inc. are paid by each Fund and thus borne by that Fund's shareholders.

The Funds may compensate third-party service providers who act as a shareholder servicing agent or who perform shareholder servicing normally performed by the Funds.

ADMINISTRATOR

The Advisor has retained U.S. Bancorp Fund Services, LLC (the "Sub-Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, CA, 91741. The Administration Agreement provides that the Sub-Administrator will prepare and coordinate reports and other materials supplied to the Directors; prepare and/or supervise the preparation and filing of securities filings, prospectuses, statements of additional information, marketing materials; prepare all required filings necessary to maintain the Funds' notice filings to sell shares in all states where the Funds currently do, or intends to do, business; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For its services, the Advisor (not the Fund) pays the Sub-Administrator an annual fee equal to 0.02% of the first $1 billion of each Fund's average daily net assets, 0.015% thereafter, subject to a minimum annual fee of $20,000.

In addition, the Sub-Administrator will prepare periodic financial reports, shareholder reports and other regulatory reports or filings required for the Funds; coordinate the preparation, printing and mailing of materials required to be sent to shareholders; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For these additional services, the Advisor (not the Fund) will pay the Sub-Administrator an annual fee of $100,000 for the years 2001 and 2002. After the year 2002, the Sub-Administrator will receive from the Advisor (not the Fund) an annual fee, calculated on each Fund's average daily net assets, equal to 0.005% of the first $2 billion and 0.0025% thereafter.

EXECUTION OF PORTFOLIO TRANSACTIONS

There are occasions in which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Advisor and/or Sub-Advisor including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Funds, they will be effected only when the Advisor and/or Sub-Advisor believes that to do so will be in the best interest of the Funds. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the Funds and the other series of the Investment Company.

The Funds contemplate purchasing foreign equity and/or fixed-income securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Fixed commissions on foreign stock transactions and transaction costs with respect to foreign fixed-income securities are generally higher than negotiated commissions on United States transactions, although the Funds will endeavor to achieve the best net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Funds in the form of American Depository Receipts ("ADRs") or similar instruments. ADRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The government securities issued by the United States and other countries and money market securities in which the Funds may invest are generally traded in the over-the-counter markets.

The aggregate dollar amount of brokerage commissions paid by the Institutional U.S. Micro-Cap Fund are $1,024,891, $262,208, and $263,651 for fiscal years ended October 31, 2002, 2001, and 2000, respectively. Of the amount paid for the fiscal year ended October 31, 2002, $62,378 was paid to firms which provided research or other services to the Advisor and/or Sub-Advisor. No brokerage commissions was paid by Fremont Institutional Yield+ Fund for the fiscal year ended October 31, 2002.

Subject to the requirement of seeking the best available prices and executions, the Advisor and/or Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor and/or Sub-Advisor for the benefit of the Funds and/or other accounts served by the Advisor and/or Sub-Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor and/or Sub-Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor and/or Sub-Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor and/or Sub-Advisor in managing the Funds' portfolio.

The Funds have filed an application with the Securities and Exchange Commission that seeks relief from various provisions of the 1940 Act to permit each Fund (or a portion of such Fund's portfolio) to engage in principal and brokerage transactions with certain affiliated broker-dealers (and other affiliated persons of the Funds) in very narrow circumstances. Under the terms of the order, if granted, a Fund that has one or more Sub-Advisors would be permitted to engage in principal and brokerage transactions with a broker-dealer that is not an affiliated person of the Fund, the Advisor or Sub-Advisor (except where such affiliation arises simply because the Sub-Advisor provides advisory services to the Fund). The order, if granted, is expected to be issued approximately three months from the date of this Statement of Additional Information.

HOW TO INVEST

PRICE OF SHARES

The price to be paid by an investor for shares of a Fund, the public offering price, is based on the net asset value per share which is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day; and (ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday.

The Funds will calculate net asset value and complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). The Funds' portfolio securities may from time to time be listed on foreign stock exchanges or otherwise traded on foreign markets which may trade on other days (such as Saturday). As a result, the net asset value of the Funds may be significantly affected by such trading on days when a shareholder has no access to the Funds. See also in the Prospectus at "How to Invest," "What You Should Know When Making an Investment," "How to Sell Your Shares," and "What You Should Know Before Redeeming Shares."

Fixed-income obligations with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Funds amortize to maturity all securities with 60 days or less remaining to maturity based on their cost to the Funds if acquired within 60 days of maturity or, if already held by the Funds on the 60th day, based on the value determined on the 61st day. Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the caealers in the cas. Where market quotations are not readily available, securities are valued at fair value pursuant to methods approved by the Board of Directors.

     1. Equity securities, including ADRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP").

     2. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of securities held by the Funds used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Funds' calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

     3. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Advisor and/or Sub-Advisor.

     4. The Funds' liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

     5. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

OTHER INVESTMENT AND REDEMPTION SERVICES

THE OPEN ACCOUNT

When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption, or distribution (dividend or capital gain), the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

PAYMENT AND TERMS OF OFFERING

Payment of shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check drawn on a U.S. bank. Checks must be payable in U.S. dollars and made payable to Fremont Mutual Funds. Third party checks, temporary checks, credit cards, credit card checks, travelers checks, money orders and cash will not be accepted.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, because of a check returned for "not sufficient funds"), the person who made the order will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, that Fund shall have the authority as agent of the shareholder to redeem shares in the shareholder's account for the then-current net asset value per share to reimburse the Fund for the loss incurred. Such loss shall be the difference between the net asset value of that Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Funds reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Funds until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Funds, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, the Funds reserve the right to reject any offer for a purchase of shares by any individual.

REDEMPTION IN KIND

The Funds may elect to redeem shares in assets other than cash but must pay in cash (if so requested) all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.

SUSPENSION OF REDEMPTION PRIVILEGES

The Funds may suspend redemption privileges or postpone the date of payment for more than seven calendar days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

TAXES - MUTUAL FUNDS

STATUS AS A "REGULATED INVESTMENT COMPANY"

The Funds will be treated under the Internal Revenue Code of 1986, as amended (the "Code") as separate entities, and the Funds intend to qualify and elect, and to continue to qualify, to be treated as separate "regulated investment companies" under Subchapter M of the Code. To qualify for the tax treatment afforded a regulated investment company under the Code, the Funds must annually distribute at least 90% of the sum of the investment company taxable income (generally net investment income and certain short-term capital gains), the tax-exempt interest income (if any) and net capital gains, and meet certain diversification of assets and other requirements of the Code. If the Funds qualify for such tax treatment, the Funds will not be subject to federal income tax on the part of the investment company taxable income and the net capital gain distributed to shareholders. To meet the requirements of the Code, the Funds must (a) derive at least 90% of gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or currencies; (b) diversify holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Funds' total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Funds' total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Funds control and which are engaged in the same or similar trades or businesses. Income and gain from investing in gold or other commodities will not qualify in meeting the 90% gross income test.

Even though the Funds have elected and intend to continue to qualify as a "regulated investment company," the Funds may be subject to certain federal excise taxes unless the Funds meet certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Funds from the current year's ordinary income and capital gain net income and (ii) any amount on which the Funds pay income tax for the year. The Funds intend to meet these distribution requirements to avoid the excise tax liability.

If for any taxable year the Funds do not qualify for the special tax treatment afforded regulated investment companies, all taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

DISTRIBUTIONS OF NET INVESTMENT INCOME

Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from the Funds in the same manner whether such dividends are received as shares or in cash. If the Funds do not receive any dividend income from U.S. corporations, dividends from the Funds will not be eligible for the dividends received deduction allowed to corporations or the qualified dividend income rate for individuals. To the extent that dividends received by the Fund would qualify for the dividends received deduction available to corporations or the qualified dividend income rate for individuals, the Funds must designate in a written notice to shareholders the amount of the Funds' dividends that would be eligible for this treatment

NET CAPITAL GAINS

Any distributions designated as being made from the Funds' net capital gains will be taxable as long-term capital gains regardless of the holding period of the shareholders of the Funds' shares. The maximum federal capital gains rate for individuals is 20% for gains realized on or before May 5, 2003 and 15% for gains realized after May 5, 2003, with respect to capital assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

Capital loss carryforwards result when the Funds have net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryforwards expire in eight years. Until such capital loss carryforwards are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

NON-U.S. SHAREHOLDERS

Under the Code, distributions of net investment income by the Funds to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. tax withholding (at a 28% or lower treaty rate). Withholding will not apply if a dividend paid by the Funds to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

OTHER INFORMATION

The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under
Section 1256 of the Code, futures contracts held by the Funds at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

Code Section 988 may also apply to currency transactions. Under Section 988 of the Code, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988 of the Code, special provisions determine the character and timing of any income, gain, or loss. The Funds will attempt to monitor transactions under Section 988 of the Code to avoid an adverse tax impact. See also "Investment Objective, Policies, and Risk Considerations" in this Statement of Additional Information.

Any loss realized on redemption or exchange of the Funds' shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are redeemed or exchanged.

Under the Code, the Funds' taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year. The Funds may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the Funds' investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders will be entitled to a foreign tax credit or deduction for such foreign taxes.

The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Currently, PFICs are the only or primary means by which the Funds may invest in some countries. If the Funds invest in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. In addition to bearing their proportionate share of the Funds' expenses, shareholders will also bear indirectly similar expenses of PFICs in which the Funds have invested. Additional charges in the nature of interest may be imposed on either the Funds or shareholders in respect of deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. If the Funds were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Funds might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Funds, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

In order to qualify for the dividends received deduction, a corporate shareholder must hold the Funds' shares paying the dividends, upon which a dividend received deduction would be based, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend without protection from risk of loss. Similar requirements apply to the Funds with respect to each qualifying dividend the Funds receive. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.

The foregoing is a general abbreviated summary of present United States federal income taxes on dividends and distributions by the Funds. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state, and local taxes applicable to dividends and distributions received.

ADDITIONAL INFORMATION

CUSTODIAN

State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, acts as Custodian for the Investment Company's assets, and as such safekeeps the Funds' portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request, and maintains records in connection with its duties.

INDEPENDENT AUDITORS; FINANCIAL STATEMENTS

The Investment Company's independent auditor is PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105. PricewaterhouseCoopers LLP will conduct an annual audit of the Funds, assist in the preparation of the Funds' federal and state income tax returns, and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. . The financial statements of the Funds as of October 31, 2002, are incorporated herein by reference. The financial statements as of October 31, 2002 have been audited by PricewaterhouseCoopers LLP and their report is incorporated herein in reliance on the opinion given on the authority of said firm as experts in auditing and accounting. Copies of the annual and semi-annual reports are available upon request and without charge by contacting the Investment Company at 1-800-548-4539.

LEGAL OPINIONS

The validity of the shares of common stock offered hereby will be passed upon by Dechert LLP, 4675 MacArthur Court, Ste. 1400, Newport Beach, CA 92660-8842.

USE OF NAME

The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.

SHAREHOLDER VOTING RIGHTS

The Investment Company currently issues shares in 13 series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.

LIABILITY OF DIRECTORS AND OFFICERS

The Articles of Incorporation of the Investment Company provide that, subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.

CERTAIN SHAREHOLDERS

To the best knowledge of the Funds, shareholders owning 5% or more of the outstanding shares of the Funds as of record are set forth below:

                               SHAREHOLDER                       % HELD AS OF
                              NAME & Address                   February 11, 2002
                              --------------                   -----------------

Institutional U.S.            Charles Schwab & Co.                    23%
Micro-Cap Fund                101 Montgomery Street
                              San Francisco, Ca  94104-4122

                              Bechtel Master Trust for                17%
                              Qualified Employees
                              100 Plaza One
                              Jersey City, NJ 07311

                              National Financial Services Corp.       21%
                              200 Liberty Street
                              New York, NY  10281-1003

Institutional Yield+ Fund     BF Fund Limited                         49%
                              P.O. Box 193809
                              San Francisco, CA  94119

                              Fremont Investors Inc.                  51%
                              199 Fremont St.
                              San Francisco, CA  94105

OTHER INVESTMENT INFORMATION

The Advisor directs the management of over $6.4 billion of assets and internally manages over $1.2 billion of assets for retirement plans, foundations, private portfolios, and mutual funds. The Advisor's philosophy is to apply a long-term approach to investing that balances risk and return potential.

Historical annual returns of various market indices may be used to represent the returns of various asset classes as follows:

     (1)  U.S. Stocks: Standard & Poor's 500 Index;

     (2) Intermediate U.S. Bonds: Lehman Brothers Intermediate Government/ Credit Bond Index;

     (3)  Foreign Bonds: Citigroup Non-U.S. Dollar Bond Index; and

     (4)  Money Market  Securities:  1980-1986,  90 day U.S. Treasury Bill rate:
          1987-2002 iMoneyNet First Tier Money Market Fund Average.

The total returns for the above indices for the years 1980 through 2002 are as follows (source: Fremont Investment Advisors, Inc.):

                                Intermediate                        Money Market
                                ------------                        ------------
              U.S. Stocks       U.S. Bonds        Foreign Bonds     Securities
              -----------       ----------        -------------     ----------

1980          32.5%             6.4%              14.2%             11.8%
1981          -4.9%             10.5%             -4.6%             16.1%
1982          21.6%             26.1%             11.9%             10.7%
1983          22.6%             8.6%              4.4%              8.6%
1984          6.3%              14.4%             -1.9%             10.0%
1985          31.7%             18.1%             35.0%             7.5%
1986          18.7%             13.1%             31.4%             5.9%
1987          5.3%              3.7%              35.2%             6.0%
1988          16.6%             6.7%              2.4%              6.9%
1989          31.7%             12.8%             -3.4%             8.5%
1990          -3.1%             9.2%              15.3%             7.5%
1991          30.5%             14.6%             16.2%             5.5%
1992          7.6%              7.2%              4.8%              3.3%
1993          10.1%             8.8%              15.1%             2.6%
1994          1.3%              -1.9%             6.0%              3.6%
1995          37.6%             15.3%             19.6%             5.3%
1996          23.0%             4.1%              4.5%              4.8%
1997          33.4%             7.9%              -4.3%             4.9%
1998          28.6%             8.4%              11.5%             4.9%
1999          21.0%             0.4%              -5.1%             4.5%
2000          -9.1%             10.1%             -2.6%             5.6%
2001          -11.9%            9.0%              -3.6%             3.5%
2002          -22.1%            9.8%              6.9%              1.1%

The Funds are best suited as a long-term investment. While it offers higher potential total returns than certificates of deposit or money market funds, it involves added return volatility or risk. The prospective investor must weigh this potential for higher return against the associated higher risk.

The Investment Company offers shares in several additional series under separate Prospectuses and Statements of Additional Information.

INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results of the Funds in advertisements or in reports furnished to current or prospective shareholders.

The average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                 P(1+T)^n = ERV

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated. The average annual total returns of the Funds for the period ended October 31, 2002, are as follows:

                                                                          SINCE
                                 1 YEAR      5 YEARS      10 YEARS     INCEPTION
                                 ------      -------      --------     ---------

Institutional U.S.
  Micro-Cap Fund*              (26.81)%       10.60%       18.11%        10.28%

Institutional Yield+ Fund**         N/A          N/A          N/A       (1.55)%

*The Institutional U.S. Micro-Cap Fund's returns reflect performance of a separate account, the post-venture fund of Fund A of Bechtel Group Inc.'s retirement plan, net of fees and expenses of the separate account. On August 6, 1997, the assets of the separate account were transferred to and became the Fremont Institutional U.S. Micro-Cap Fund. The separate account was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore, was not subject to certain investment restrictions imposed by the 1940 Act. Had the separate account been registered under the 1940 Act, its performance may have been negatively affected, since the methodology used to calculate performance for the separate account is different from that required for mutual funds.

**The Institutional Yield+ Fund commenced operations on November 1, 2001.

Average Annual Total Return (After Taxes on Distributions) Quotation. For the 1-. 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), the Fund's average annual total return (after taxes on distributions) are clalculated according to the following formula as required by the SEC:

                                  P(1+T)^n=ATV
                                              D

          Where:

          P = a hypothetical initial payment of $1,000.

          T = average annual total return (after taxes on distributions).

          n = number of years.

          ATV  =  ending  value of a  hypothetical  $1,000  payment  made at the
             D
beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The average annual total returns (after taxes on distributions) of the Funds for the period ended October 31, 2002, are as follows:

                                                                         SINCE
                                 1 YEAR      5 YEARS      10 YEARS     INCEPTION
                                 ------      -------      --------     ---------
Institutional U.S.
  Micro-Cap Fund               (26.81)%        6.76%       15.90%         6.38%

Institutional Yield+ Fund           N/A          N/A          N/A       (2.46)%

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS) QUOTATION. For the 1-. 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), the Fund's average annual total return (after taxes on distributions and redemptions) are calculated according to the following formula as required by the SEC:

                                  P(1+T)^n=ATV
                                              DR
          Where:

          P = a hypothetical initial payment of $1,000.

          T = average annual total return (after taxes on distributions).

          n = number of years.

          ATV   = ending  value of a  hypothetical  $1,000  payment  made at the
             DR
beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The average annual total returns (after taxes on distributions and redemptions) of the Funds for the period ended October 31, 2001, are as follows:

                                                                         SINCE
                                 1 YEAR      5 YEARS      10 YEARS     INCEPTION
                                 ------      -------      --------     ---------
Institutional U.S.
  Micro-Cap Fund               (16.46)%        7.56%       15.21%         7.19%

Institutional Yield+ Fund           N/A          N/A          N/A       (0.94)%

The Funds' investment results will vary from time to time depending upon market conditions, the composition of the Funds' portfolios, and operating expenses of the Funds, so that current or past total return should not be considered representations of what an investment in the Funds may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing the Funds' investment results with those published for other investment companies and other investment vehicles. The Funds' results also should be considered relative to the risks associated with the Funds' investment objective and policies.

The Investment Company may from time to time compare the investment results of the Funds with, or refer to, the following:

     (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates of deposit (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

     (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

     (3) Statistics reported by Lipper, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

     (4) Standard & Poor's 500 Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 large publicly traded U.S. common stocks.

     (5)  Dow Jones Industrial Average

     (6)  CNBC/Financial News Composite Index.

     (7)  Russell 1000 Index,  which  reflects the common stock price changes of
          the  1,000   largest   publicly   traded  U.S.   companies  by  market
          capitalization.

     (8)  Russell 2000 Index,  which  reflects the common stock price changes of
          the  2,000   largest   publicly   traded  U.S.   companies  by  market
          capitalization.

     (9)  Russell 3000 Index,  which  reflects the common stock price changes of
          the  3,000   largest   publicly   traded  U.S.   companies  by  market
          capitalization.

     (10) Wilshire 5000 Index, which reflects the investment return of the approximately 5,000 publicly traded securities for which daily pricing is available, weighted by market capitalization, excluding income.

     (11) Citigroup Broad Investment Grade Index, which is a widely used index composed of U.S. domestic government, corporate, and mortgage-backed fixed income securities.

     (12) Wilshire Associates, an on-line database for international financial and economic data including performance measures for a wide variety of securities.

     (13) Morgan Stanley Capital International Europe,  Australasia and Far East
          (EAFE) Index, which is composed of foreign stocks.

     (14) IFC Emerging Markets Investables Indices, which measure stock market performance in various developing countries around the world.

     (15) Citigroup World Bond Index, which is composed of domestic and foreign corporate and government fixed income securities.

     (16) Lehman Brothers Government/Credit Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities.

     (17) Lehman Brothers Government/Corporate Intermediate Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities with maturities between one and ten years.

     (18) Citigroup World Government Bond Index, which is a widely used index composed of U.S. and non-U.S. government fixed income securities of the major countries of the World.

     (19) 90-day  U.S.  Treasury  Bills  Index,   which  is  a  measure  of  the
          performance of constant maturity 90-day U.S. Treasury Bills.

     (20) iMoneyNet First Tier Money Fund Average, which is an average of the 30-day yield of approximately 250 major domestic money market funds.

     (21) Citigroup Non-U.S. World Government Bond Index, which is the World Government Bond index excluding its U.S. market component.

     (22) Citigroup   Non-Dollar  Bond  Index,  which  is  composed  of  foreign corporate and government fixed income securities.

     (23) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

     (24) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

     (25) The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

     (26) Datastream and Worldscope, which is an on-line database retrieval service for information including but not limited to international financial and economic data.

     (27) International   Financial   Statistics,   which  is  produced  by  the
          International Monetary Fund.

     (28) Various publications and annual reports such as the World Development Report, produced by the World Bank and its affiliates.

     (29) Various publications from the International Bank for Reconstruction and Development/The World Bank.

     (30) Various publications including but not limited to ratings agencies such as Moody's Investors Service, Fitch Investors Service, and Standard Poor's Ratings Group.

     (31) Various publications from the Organization for Economic Cooperation and Development.

Indices prepared by the research departments of such financial organizations as J.P. Morgan; Lehman Brothers; S.G. Warburg; Jardine Fleming; the Asian Development Bank; Bloomberg, L.P.; Morningstar, Inc; Citigroup, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley; Bear Stearns & Co., Inc.; Prudential Securities, Inc.; and Ibboitson Associates of Chicago, Illinois ("Ibboitson") may be used, as well as information provided by the Federal Reserve and the respective central banks of various countries.

The Investment Company may use performance rankings and ratings reported periodically in national financial publications such as, but not limited to, MONEY MAGAZINE, FORBES, THE WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, FORTUNE, SMART MONEY, BUSINESS WEEK, and BARRON'S.

The Advisor believes the Funds are an appropriate investment for long-term investment goals including, but not limited to, funding retirement, paying for education, or purchasing a house. The Funds do not represent a complete investment program, and investors should consider whether the Fund is appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

The Advisor believes that a growing number of consumer products, including, but not limited to, home appliances, automobiles, and clothing, purchased by Americans are manufactured abroad. The Advisor believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in the value of the U.S. dollar to foreign currencies. From time to time, the Investment Company may refer to or advertise the names of such companies although there can be no assurance that the Funds may own the securities of these companies.

From time to time, the Investment Company may refer to the number of shareholders in the Funds or the aggregate number of shareholders in all Fremont Mutual Funds or the dollar amount of Funds assets under management or rankings by DALBAR Savings, Inc. in advertising materials.

The Funds may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Funds may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Funds differs from bank investments in several respects. The Funds may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Funds will have a fluctuating share price and return and are not FDIC insured.

The Funds' performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Funds' performance may be compared to mutual fund performance indices prepared by Lipper.

The Investment Company may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, the Investment Company may describe general principles of investing, such as asset allocation, diversification, and risk tolerance.

Ibbottson provides historical returns of capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

The Investment Company may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, the Advisor may reference or discuss its products and services, which may include retirement investing, the effects of dollar-cost averaging, and saving for college or a home. In addition, the Advisor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

A Fund may discuss its NASDAQ symbol, CUSIP number, and its current portfolio management team.

From time to time, a Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Funds may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Funds may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of Fremont Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Funds may quote various measures of volatility and benchmark correlation such as beta, standard deviation, and R2 in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the Funds' historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if a fixed number of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Funds may be available for purchase through retirement plans of other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

A Fund may describe in its sales material and advertisements how an investor may invest in the Fund through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these accounts and plans which include the following:

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Any  individual   who  receives   earned  income  from   employment   (including
self-employment) can contribute up to $3,000 each year to an IRA (or 100% of compensation, whichever is less). Married couples with a non-working spouse or a spouse not covered by an employers plan can make a completely deductible IRA contribution for that spouse as long as their combined adjusted gross income does not exceed $150,000. Some individuals may be able to take an income tax deduction for the contribution.

ROLLOVER IRAs

Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA.

SEP-IRAs AND SIMPLE IRAs

Simplified employee pension (SEP) plans and SIMPLE plans provide employers and self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore lower annual administration expenses.

ROTH IRA

The Roth IRA allows investment of after-tax dollars in a retirement account that provides tax-free growth. Funds can be withdrawn without federal income tax or penalty after the account has been open for five years and the age of 59 1/2 has been attained.

PROFIT SHARING (INCLUDING 401(K) AND MONEY PURCHASE PENSION PLANS)

Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

The Advisor may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and the Advisor will quote certain information including, but not limited to, data regarding: individual countries, regions, world stock exchanges, and economic and demographic statistics from sources the Advisor deems reliable, including, but not limited to, the economic and financial data of such financial organizations as:

     1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

     2) Stock market trading volume: Morgan Stanley Capital International World Indices, and International Finance Corporation.

     3) The number of listed companies: International Finance Corporation, Citigroup, Inc., and S.G. Warburg.

     4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

     5)   International    industry   performance:    Morgan   Stanley   Capital
          International  World  Indices,   Wilshire   Associates,   and  Salomon
          Brothers, Inc.

     6) Stock market performance: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

     7)   The  Consumer  Price  Index  and  inflation   rate:  The  World  Bank,
          Datastream, and International Finance Corporation.

     8)   Gross Domestic Product (GDP): Datastream and The World Bank.

     9) GDP growth rate: International Finance Corporation, The World Bank, and Datastream.

     10)  Population: The World Bank, Datastream, and United Nations.

     11) Average annual growth rate (%) of population: The World Bank, Datastream, and United Nations.

     12)  Age  distribution  within   populations:   Organization  for  Economic
          Cooperation and Development and United Nations.

     13) Total exports and imports by year: International Finance Corporation, The World Bank, and Datastream.

     14) Top three companies by country, industry, or market: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

     15) Foreign direct investments to developing countries: The World Bank and Datastream.

     16) Supply, consumption, demand, and growth in demand of certain products, services, and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services, and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg, and Datastream).

     17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

     18) Political and economic structure of countries: Economist Intelligence Unit.

     19) Government and corporate bonds - credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

     20)  Dividend for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, the Advisor may make reference to or discuss its products, services, and accomplishments. Such accomplishments do not provide any assurance that the Funds' investment objectives will be achieved.

                        APPENDIX: DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER RATINGS:

MOODY'S INVESTORS SERVICE, INC. employs the designation "Prime-1" to indicate commercial paper having the highest capacity for timely repayment.

Issuers rated Prime-1 "have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."

STANDARD & POOR'S RATINGS GROUP'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - "This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation."

FITCH IBCA, DUFF & PHELP'S short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ - "Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment."

F-1 - "Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+."

DESCRIPTION OF BOND RATINGS:

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings from "Aa" through "B" may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:

Aaa - Best quality. These securities "carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

Aa - High quality by all standards. "They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

                                    Appendix

A - Upper medium grade obligations. These bonds possess many favorable investment attributes. "Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Baa - Medium grade obligations. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

STANDARD & POOR'S RATINGS GROUP rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - Highest rating. "Capacity to pay interest and repay principal is extremely strong."

AA - High grade. "Very strong capacity to pay interest and repay principal."

A - "Strong capacity to pay interest and repay principal," although "somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories."

BBB - "Adequate capacity to pay interest and repay principal." These bonds normally exhibit adequate protection parameters, but "adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

FITCH IBCA, DUFF & PHELPS. rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings from "AA" through "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events."

AA - "Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds are rated 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'."

A - "Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

BBB - "Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings."

                                    Appendix